UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07043

Name of Registrant: Vanguard Admiral Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2011 – August 31, 2012

Item 1: Reports to Shareholders

Annual Report | August 31, 2012

Vanguard Money Market Funds

Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard Admiral™ Treasury Money Market Fund

> For the 12 months ended August 31, 2012, returns for the Vanguard Money Market Funds remained near 0%.

> The results can largely be attributed to the Federal Reserve’s monetary policy, which has kept short-term interest rates anchored near zero for more than three years.

> While yields are disappointingly low, our money market funds have continued to serve as high-quality, liquid investments for investors with short-term savings goals.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Prime Money Market Fund.	10
Federal Money Market Fund.	34
Admiral Treasury Money Market Fund.	45
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangement.	59
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.04%	0.04%
Institutional Shares	0.11	0.11
Money Market Funds Average		0.00
Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Federal Money Market Fund	0.01%	0.01%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Admiral Treasury Money Market Fund	0.02%	0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

The past 12 months were marked by familiar concerns—the pace of the recovery in the United States, the debt crisis in Europe, and a slowdown in growth in emerging markets. And the response from the Federal Reserve and a number of central banks abroad was familiar as well—further monetary policy action to lower borrowing costs for households and corporations.

In this environment of cheap money, returns for the Vanguard Money Market Funds hovered near zero. The Prime Money Market Fund returned 0.04% for Investor Shares, while Institutional Shares, with their lower expense ratio, fared slightly better at 0.11%. Both the Federal and Admiral Treasury Money Market Funds returned 0.01%. Although it’s of little comfort, the funds managed to do better than the average return of 0.00% for their peer groups.

As of August 31, 2012, the Prime Money Market Fund’s 7-day SEC yield had inched up to 0.04% from 0.03% a year earlier for Investor Shares and stood unchanged at 0.11% for Institutional Shares. Yields of the Federal and Admiral Treasury Money Market Funds were 0.01% and 0.02%, respectively, compared with 0.01% for both funds a year earlier. (These two funds have been closed to new investors since 2009.) All three money market funds maintained a net asset value of $1 per share, as is expected but not guaranteed.

2

Near the end of the period under review, the Securities and Exchange Commission announced that it would not move ahead at that time with proposed regulatory changes for money market funds. These changes would have gone beyond the significant regulatory improvements the SEC adopted in 2010. Regulators continue to evaluate money market funds, however, and debate about next steps continues. While the regulatory environment may be in flux, that has not affected the high standards for credit quality and liquidity that we have always applied to Vanguard money market funds as we seek to provide a stable and liquid cash-management tool for investors.

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns for the period; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program, known as Operation Twist.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight rein on the returns from money market funds and savings accounts.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
Prime Money Market Fund	0.20%	0.09%	0.28%
Federal Money Market Fund	0.20	—	0.19
Admiral Treasury Money Market Fund	0.12	—	0.16

The fund expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the funds’ expense ratios were: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.09% for Institutional Shares; for the Federal Money Market Fund, 0.12%; for the Admiral Treasury Money Market Fund, 0.05%. The expense ratios for the Federal Money Market Fund and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratios were: for the Federal Money Market Fund, 0.16%; for the Admiral Treasury Money Market Fund, 0.10%.

Peer groups: For the Prime Money Market Fund, Money Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Admiral Treasury Money Market Fund, U.S. Treasury Money Market Funds.

4

economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Monetary policy keeping a lid on money market returns
Signs that global growth was slowing over the past 12 months spurred central banks around the world into action. While China, Brazil, and the European Central Bank cut their interest rates, the Federal Reserve had little room to maneuver given that it has kept the federal funds rate at a target range of 0.00%–0.25% since 2008. However, the Fed announced in January that it was extending the period through which it expects interest rates to remain “exceptionally low” from mid-2013 to late 2014. (It pushed the date out even further—to mid-2015—just after the close of the period under review.) And in June, citing weak economic data as well as “significant downside risks” in global financial markets, the Fed lowered its growth forecast for the U.S. economy and announced it would extend its Operation Twist program until the end of 2012. Through the program, which began in September 2011 and was originally scheduled to end in June, the Fed sells shorter-term Treasuries and buys longer-term ones to drive down longer-term financing costs.

Operation Twist, along with sustained demand for longer-term Treasuries as a safe haven in turbulent financial markets,

Total Returns
Ten Years Ended August 31, 2012

Average
Annual Return
Prime Money Market Fund Investor Shares	1.88%
Money Market Funds Average	1.45
Money Market Funds Average: Derived from data provided by Lipper Inc.

Federal Money Market Fund	1.81%
Government Money Market Funds Average	1.42
Government Money Market Funds Average: Derived from data provided by Lipper Inc.

Admiral Treasury Money Market Fund	1.73%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	1.27
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

5

contributed to a flattening of the yield curve during the 12-month period: Yields of Treasuries with maturities of less than 3 years rose slightly, while yields of securities with longer maturities declined (the yield of the 3-month T-bill, for example, rose from 0.01% to 0.09%, while the yield of the 10-year Treasury note fell from 2.22% to 1.56%).

With yields low across all money market instruments, returns for all three Vanguard funds hovered near zero. That said, the funds’ advisor, Vanguard (through its Fixed Income Group), continued to seek as much income as possible while maintaining high credit-quality standards.

The Prime Money Market Fund had exposure to the debt of foreign banks in the form of commercial paper (a type of unsecured loan) and dollar-denominated certificates of deposit. Because of the ongoing financial troubles in Europe, the advisor had eliminated all of the fund’s direct exposure to European banks by the end of 2011 while increasing its exposure to Australian and Canadian banks of higher credit quality. Altogether, holdings of foreign banks stood at around 19% of the fund’s assets at the end of the 12-month period.

Changes in Yields
		7-Day SEC Yield
	August 31,	August 31,
	2012	2011
Prime Money Market Fund
Investor Shares	0.04%	0.03%
Institutional Shares	0.11	0.11
Federal Money Market Fund	0.01	0.01
Admiral Treasury Money Market Fund	0.02	0.01

6

The Prime Money Market Fund also had limited exposure to corporate debt as well as to repurchase agreements, which represent very short-term loans of government securities.

Looking at a decade of returns paints a brighter picture
Short-term interest rates have not always been as low as they are now. Despite near-zero returns for the past several years, the Prime Money Market Fund generated an average annualized return for the past ten years of 1.88% for Investor Shares and 2.04% for Institutional Shares. The Federal and Admiral Treasury Money Market Funds returned 1.81% and 1.73%, respectively, for the same period. On a comparative basis, all three funds performed well, outpacing the average returns of their peer-fund groups.

Why have money market funds in your portfolio?
We believe that every asset in your portfolio should be there for a reason. With yields from money market funds so low, some investors might be wondering if their money wouldn’t be better off elsewhere. But if you have a short-term savings goal, holding a money market fund in your portfolio can still make sense. Like the yields on other savings vehicles, the yields of the Vanguard Money Market Funds have been disappointing. The funds have nevertheless succeeded in providing savers with a stable, highly liquid place to hold cash for shorter-term needs. These funds invest in high-quality, short-term instruments with the aim of preserving your capital in both stable financial markets and in periods of uncertainty. And they are designed to ensure that your capital is readily available should you need to access it.

But not all money market funds are created equal. Our in-house credit analysis has allowed us to avoid some of the recent potholes—in the Prime Money Market Fund, for example, we eliminated direct exposure to French, Italian, and Spanish banks back in December 2010. And preserving liquidity is a central goal, so in periods of market volatility, the advisor will often tilt the Prime Money Market Fund’s allocation toward U.S. Treasury securities, as it did during the financial crisis.

For further details on how our money market funds are managed and what role they can play in a portfolio, we invite you to consult a recent Vanguard commentary on that topic, The Buck Stops Here: Vanguard Money Market Funds, available at vanguard.com/research.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2012

7

Advisor’s Report

With short-term interest rates anchored near zero, returns for the three Vanguard Money Market Funds for the 12 months ended August 31, 2012, ranged from 0.01% for the Federal and Admiral Treasury Money Market Funds to 0.11% for Institutional Shares of the Prime Money Market Fund.

During the period, the weak labor market and strains in global financial markets prompted further monetary action from the Federal Reserve. In September 2011, it announced “Operation Twist,” which involves selling short-term U.S. Treasuries and reinvesting the proceeds in longer-dated Treasuries with the aim of driving down financing costs for businesses and consumers. And to aid the mortgage market in particular, the Fed began reinvesting maturing positions in agency debt and agency mortgage-backed securities (MBS) in additional agency MBS. In June 2012, it announced that Operation Twist would continue through the end of the year and that the federal funds target rate was likely to remain extremely low through 2014 rather than through mid-2013, as it had previously indicated (a timetable it extended even further in September).

Toward the end of the period, the Securities and Exchange Commission announced that it would not be moving forward for the time being with a number of regulatory changes for money market funds beyond those adopted in 2010.

At this time, policymakers and other regulatory bodies continue to debate whether additional changes might be called for.

Portfolio adjustments
Given the uncertainties in the financial markets and our conservative approach to investing, shifts in the funds’ asset mix during the period were generally not that significant, as they reflected a search for relative value, but only among very high-quality assets. For example, we favored the higher yields of agency securities compared with Treasuries at the beginning of the period, but as the difference in their yields narrowed, we added Treasuries for their liquidity.

Similarly, we sought out investment opportunities among foreign banks (in the form of certificates of deposit and commercial paper), but limited our holdings to high-quality Canadian and Australian financial institutions while eliminating all exposure to European banks.

More than a dozen global banks, including five centered in the United States, were downgraded by Moody’s Investors Service in June. As the move was largely anticipated, we were able to make adjustments to the Prime Money Market Fund well in advance of the downgrades, avoiding any significant impact to its portfolio.

8

The outlook
Short-term interest rates don’t look likely to move higher any time soon. Just after the close of the period under review, the Federal Reserve announced that it was once again pushing out how long it expects to keep the federal funds rate at “exceptionally low levels,” this time until at least mid-2015. The Fed also announced that it would start buying $40 billion of mortgage-backed securities per month, which will certainly provide further support to that segment of the market.

The situation in Europe remains a concern. Although European governments have taken significant steps to address some of the liquidity issues in their own marketplace, the conditions that were problematic two years ago are still in place today. We will continue to monitor developments in Europe, but are likely to remain on the sidelines until we see fundamental improvements.

We will continue to position the portfolios conservatively, given the level of uncertainty in the markets, which means favoring the credit quality and price stability afforded by U.S. Treasuries and agency securities.

David R. Glocke, Principal
Vanguard Fixed Income Group
September 14, 2012

9

Prime Money Market Fund

Fund Profile
As of August 31, 2012

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.20%	0.09%
7-Day SEC Yield	0.04%	0.11%
Average Weighted
Maturity	58 days	58 days

Sector Diversification (% of portfolio)
Commercial Paper	9.5%
Certificates of Deposit	4.9
Yankee/Foreign	26.1
U.S. Treasury Bills	32.8
U.S. Government Agency Obligations	21.3
Repurchase Agreements	0.2
Other	5.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.16% for Investor Shares and 0.09% for Institutional Shares.

10

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2002, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Prime Money Market Fund Investor
Shares	0.04%	1.01%	1.88%	$12,046
Money Market Funds Average	0.00	0.73	1.45	11,543
Citigroup Three-Month U.S. Treasury
Bill Index	0.05	0.71	1.74	11,882

Money Market Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Institutional
Shares	0.11%	1.13%	2.04%	$6,120,361
Institutional Money Market Funds Average	0.05	0.91	1.76	5,951,705
Citigroup Three-Month U.S. Treasury Bill
Index	0.05	0.71	1.74	5,941,062

See Financial Highlights for dividend information.

11

Prime Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2002, Through August 31, 2012

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2003	1.12%	0.60%
2004	0.83	0.39
2005	2.31	1.68
2006	4.38	3.69
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00

7-day SEC yield (8/31/2012): 0.04%
Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.03%	1.18%	1.91%
Institutional Shares	10/3/1989	0.10	1.31	2.07

12

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (54.1%)
2	Fannie Mae Discount Notes	0.160%	9/4/12	74,000	73,999
2	Fannie Mae Discount Notes	0.160%	9/5/12	50,000	49,999
2	Fannie Mae Discount Notes	0.130%	9/12/12	50,000	49,998
2	Fannie Mae Discount Notes	0.130%	9/19/12	160,000	159,990
2	Fannie Mae Discount Notes	0.130%	9/26/12	71,000	70,994
2	Fannie Mae Discount Notes	0.160%	10/3/12	107,000	106,985
2	Fannie Mae Discount Notes	0.130%–0.140%	10/10/12	151,000	150,978
2	Fannie Mae Discount Notes	0.136%	10/31/12	59,000	58,987
2	Fannie Mae Discount Notes	0.130%–0.135%	11/7/12	338,303	338,219
2	Fannie Mae Discount Notes	0.130%	11/14/12	82,500	82,478
2	Fannie Mae Discount Notes	0.160%	2/6/13	99,400	99,330
3	Federal Home Loan Bank Discount Notes	0.130%–0.160%	9/5/12	81,454	81,453
3	Federal Home Loan Bank Discount Notes	0.125%	9/7/12	331,500	331,493
3	Federal Home Loan Bank Discount Notes	0.125%–0.130%	9/12/12	476,100	476,081
3	Federal Home Loan Bank Discount Notes	0.135%	9/14/12	192,000	191,991
3	Federal Home Loan Bank Discount Notes	0.130%–0.160%	9/19/12	311,000	310,980
3	Federal Home Loan Bank Discount Notes	0.130%	9/21/12	670,250	670,202
3	Federal Home Loan Bank Discount Notes	0.125%–0.130%	9/26/12	1,195,000	1,194,893
3	Federal Home Loan Bank Discount Notes	0.130%	9/28/12	158,500	158,484
3	Federal Home Loan Bank Discount Notes	0.134%	10/3/12	1,050,000	1,049,875
3	Federal Home Loan Bank Discount Notes	0.140%	10/10/12	1,103,900	1,103,733
3	Federal Home Loan Bank Discount Notes	0.140%–0.145%	10/12/12	307,000	306,950
3	Federal Home Loan Bank Discount Notes	0.130%–0.140%	10/17/12	208,305	208,269
3	Federal Home Loan Bank Discount Notes	0.130%	10/19/12	1,335,215	1,334,984
3	Federal Home Loan Bank Discount Notes	0.128%–0.130%	11/7/12	723,600	723,426
3	Federal Home Loan Bank Discount Notes	0.137%–0.140%	11/9/12	499,050	498,919
3	Federal Home Loan Bank Discount Notes	0.135%–0.140%	11/14/12	467,200	467,067
3	Federal Home Loan Bank Discount Notes	0.130%	11/16/12	150,400	150,359
3	Federal Home Loan Bank Discount Notes	0.130%	11/21/12	401,300	401,183
3	Federal Home Loan Bank Discount Notes	0.130%	11/23/12	703,726	703,515
3	Federal Home Loan Bank Discount Notes	0.130%	11/28/12	250,000	249,920
3	Federal Home Loan Bank Discount Notes	0.160%	2/22/13	350,000	349,729
[2,4]	Federal Home Loan Mortgage Corp.	0.194%	2/4/13	1,000,000	999,782
[2,4]	Federal Home Loan Mortgage Corp.	0.197%	3/21/13	907,000	906,747
[2,4]	Federal Home Loan Mortgage Corp.	0.194%	5/6/13	980,000	979,681
[2,4]	Federal Home Loan Mortgage Corp.	0.195%	6/3/13	950,000	949,711

13

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
[2,4]	Federal Home Loan Mortgage Corp.	0.188%	6/17/13	83,000	82,967
[2,4]	Federal National Mortgage Assn.	0.268%	9/17/12	988,000	987,991
[2,4]	Federal National Mortgage Assn.	0.258%	11/23/12	1,772,795	1,772,673
[2,4]	Federal National Mortgage Assn.	0.267%	12/20/12	494,500	494,470
[2,4]	Federal National Mortgage Assn.	0.266%	12/28/12	219,000	218,986
[2,4]	Federal National Mortgage Assn.	0.229%	8/12/13	1,000,000	999,713
[2,4]	Federal National Mortgage Assn.	0.213%	11/8/13	1,250,000	1,249,551
[2,4]	Federal National Mortgage Assn.	0.210%	11/14/13	1,000,000	999,643
2	Freddie Mac Discount Notes	0.140%–0.160%	9/4/12	314,968	314,964
2	Freddie Mac Discount Notes	0.130%–0.150%	9/10/12	199,000	198,993
2	Freddie Mac Discount Notes	0.130%–0.160%	9/17/12	373,077	373,055
2	Freddie Mac Discount Notes	0.160%	9/24/12	90,000	89,991
2	Freddie Mac Discount Notes	0.160%	10/3/12	20,590	20,587
2	Freddie Mac Discount Notes	0.140%	10/9/12	200,000	199,970
2	Freddie Mac Discount Notes	0.135%	10/11/12	42,000	41,994
2	Freddie Mac Discount Notes	0.130%	10/25/12	84,300	84,284
2	Freddie Mac Discount Notes	0.140%	11/13/12	125,000	124,964
2	Freddie Mac Discount Notes	0.130%	11/26/12	125,429	125,390
	United States Treasury Bill	0.100%–0.135%	9/6/12	1,636,500	1,636,473
	United States Treasury Bill	0.085%–0.090%	9/13/12	1,118,649	1,118,623
	United States Treasury Bill	0.150%	9/27/12	1,950,000	1,949,789
	United States Treasury Bill	0.140%	10/4/12	2,725,000	2,724,650
	United States Treasury Bill	0.150%	10/11/12	2,500,000	2,499,583
	United States Treasury Bill	0.111%	10/18/12	300,000	299,956
	United States Treasury Bill	0.108%–0.110%	10/25/12	331,699	331,644
	United States Treasury Bill	0.105%–0.150%	11/1/12	1,270,000	1,269,711
	United States Treasury Bill	0.084%–0.107%	11/8/12	600,000	599,922
	United States Treasury Bill	0.133%–0.150%	11/15/12	2,525,000	2,524,250
	United States Treasury Bill	0.105%–0.147%	11/23/12	2,792,562	2,791,727
	United States Treasury Bill	0.141%–0.146%	11/29/12	1,292,000	1,291,543
	United States Treasury Bill	0.130%	12/6/12	155,000	154,947
	United States Treasury Bill	0.140%–0.141%	12/13/12	1,800,000	1,799,277
	United States Treasury Bill	0.146%–0.148%	12/20/12	800,000	799,640
	United States Treasury Bill	0.145%–0.153%	12/27/12	1,900,000	1,899,080
	United States Treasury Bill	0.147%–0.148%	1/10/13	564,405	564,102
	United States Treasury Bill	0.140%–0.153%	1/17/13	2,000,000	1,998,873
	United States Treasury Bill	0.140%–0.141%	1/24/13	1,450,000	1,449,177
	United States Treasury Bill	0.146%–0.147%	1/31/13	1,490,000	1,489,078
	United States Treasury Bill	0.138%–0.142%	2/7/13	1,800,000	1,798,885
	United States Treasury Bill	0.145%	2/14/13	400,000	399,732
	United States Treasury Bill	0.144%–0.145%	2/21/13	1,600,000	1,598,887
	United States Treasury Note/Bond	1.375%	9/15/12	500,000	500,242
	United States Treasury Note/Bond	4.250%	9/30/12	1,454,000	1,458,745
	United States Treasury Note/Bond	1.375%	10/15/12	350,000	350,514
	United States Treasury Note/Bond	0.375%	10/31/12	477,000	477,174
	United States Treasury Note/Bond	1.375%	11/15/12	450,000	451,116
	United States Treasury Note/Bond	4.000%	11/15/12	250,000	251,967
	United States Treasury Note/Bond	0.500%	11/30/12	200,000	200,167
	United States Treasury Note/Bond	3.875%	2/15/13	900,000	915,123
Total U.S. Government and Agency Obligations (Cost $62,016,167)					62,016,167
Commercial Paper (21.7%)
Bank Holding Company (0.2%)
	PNC Bank NA	0.210%	12/3/12	217,000	216,882

14

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Finance—Auto (1.6%)
American Honda Finance Corp.	0.180%–0.190%	9/21/12	192,000	191,980
American Honda Finance Corp.	0.190%	9/24/12	114,500	114,486
American Honda Finance Corp.	0.190%	10/9/12	47,000	46,991
American Honda Finance Corp.	0.190%	10/18/12	89,400	89,378
American Honda Finance Corp.	0.190%	10/22/12	87,350	87,326
5 BMW US Capital LLC	0.170%	9/10/12	24,500	24,499
5 BMW US Capital LLC	0.170%	9/13/12	161,000	160,991
5 BMW US Capital LLC	0.170%	9/18/12	118,000	117,990
5 BMW US Capital LLC	0.200%	11/21/12	23,000	22,990
5 BMW US Capital LLC	0.200%	11/29/12	25,000	24,988
Toyota Motor Credit Corp.	0.381%	10/2/12	26,250	26,241
Toyota Motor Credit Corp.	0.381%	10/9/12	168,000	167,933
Toyota Motor Credit Corp.	0.371%	10/15/12	31,500	31,486
Toyota Motor Credit Corp.	0.401%	11/13/12	51,000	50,959
Toyota Motor Credit Corp.	0.401%	11/14/12	137,500	137,387
Toyota Motor Credit Corp.	0.321%	12/10/12	225,000	224,800
Toyota Motor Credit Corp.	0.321%	12/13/12	194,000	193,822
Toyota Motor Credit Corp.	0.341%	2/19/13	45,750	45,676
Toyota Motor Credit Corp.	0.341%	2/20/13	112,500	112,317
				1,872,240
Finance—Other (5.3%)
5 Chariot Funding LLC	0.220%	11/14/12	46,000	45,979
5 Chariot Funding LLC	0.220%	11/15/12	39,000	38,982
General Electric Capital Corp.	0.210%	9/26/12	392,000	391,943
General Electric Capital Corp.	0.240%	10/29/12	39,000	38,985
General Electric Capital Corp.	0.180%	11/2/12	172,000	171,947
General Electric Capital Corp.	0.180%	11/5/12	172,000	171,944
General Electric Capital Corp.	0.180%	11/7/12	117,600	117,561
General Electric Capital Corp.	0.180%	11/8/12	157,000	156,947
General Electric Capital Corp.	0.180%	11/13/12	194,000	193,929
General Electric Capital Corp.	0.180%	11/29/12	344,000	343,847
5 Jupiter Securitization Co. LLC	0.220%	11/14/12	100,000	99,955
5 Jupiter Securitization Co. LLC	0.220%	11/16/12	78,000	77,964
5 Old Line Funding LLC	0.200%	9/10/12	72,048	72,044
5 Old Line Funding LLC	0.200%–0.210%	9/17/12	64,500	64,494
5 Old Line Funding LLC	0.200%	9/24/12	79,000	78,990
5 Old Line Funding LLC	0.200%	9/25/12	96,500	96,487
5 Old Line Funding LLC	0.210%	10/1/12	138,000	137,976
5 Old Line Funding LLC	0.210%	10/15/12	202,500	202,448
5 Old Line Funding LLC	0.200%	10/18/12	106,000	105,972
5 Old Line Funding LLC	0.200%	10/22/12	213,400	213,340
5 Old Line Funding LLC	0.200%–0.210%	10/23/12	194,200	194,143
5 Old Line Funding LLC	0.200%	10/25/12	28,912	28,903
5 Old Line Funding LLC	0.200%	10/29/12	79,850	79,824
5 Old Line Funding LLC	0.200%	11/2/12	38,000	37,987
5 Old Line Funding LLC	0.200%	11/5/12	58,000	57,979
5 Old Line Funding LLC	0.200%	11/7/12	36,250	36,237
5 Old Line Funding LLC	0.200%	11/8/12	129,682	129,633
5 Old Line Funding LLC	0.200%	11/13/12	117,000	116,953
5 Old Line Funding LLC	0.200%	11/14/12	180,000	179,926
5 Old Line Funding LLC	0.200%	11/15/12	106,000	105,956
5 Old Line Funding LLC	0.200%	11/19/12	39,000	38,983
5 Old Line Funding LLC	0.200%	11/20/12	94,000	93,958
5 Old Line Funding LLC	0.200%	11/21/12	32,289	32,274

15

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
5	Old Line Funding LLC	0.200%	11/27/12	58,000	57,972
5	Old Line Funding LLC	0.200%	11/29/12	39,000	38,981
5	Straight-A Funding LLC	0.180%	9/4/12	57,500	57,499
5	Straight-A Funding LLC	0.180%	9/6/12	8,000	8,000
5	Straight-A Funding LLC	0.180%	9/10/12	14,000	13,999
5	Straight-A Funding LLC	0.180%	9/12/12	15,750	15,749
5	Straight-A Funding LLC	0.180%	9/18/12	10,726	10,725
5	Straight-A Funding LLC	0.180%	9/24/12	78,000	77,991
5	Straight-A Funding LLC	0.180%	9/24/12	171,000	170,980
5	Straight-A Funding LLC	0.180%	9/24/12	37,000	36,996
5	Straight-A Funding LLC	0.180%	9/25/12	15,026	15,024
5	Straight-A Funding LLC	0.180%	9/25/12	15,000	14,998
5	Straight-A Funding LLC	0.180%	9/26/12	41,892	41,887
5	Straight-A Funding LLC	0.180%	10/1/12	15,028	15,026
5	Straight-A Funding LLC	0.180%	10/1/12	153,180	153,157
5	Straight-A Funding LLC	0.180%	10/2/12	39,000	38,994
5	Straight-A Funding LLC	0.180%	10/2/12	57,500	57,491
5	Straight-A Funding LLC	0.180%	10/2/12	50,000	49,992
5	Straight-A Funding LLC	0.180%	10/3/12	113,500	113,482
5	Straight-A Funding LLC	0.180%	10/4/12	56,661	56,652
5	Straight-A Funding LLC	0.180%	10/5/12	45,381	45,373
5	Straight-A Funding LLC	0.180%	10/5/12	21,000	20,996
5	Straight-A Funding LLC	0.180%	10/9/12	50,000	49,991
5	Straight-A Funding LLC	0.180%	10/9/12	62,500	62,488
5	Straight-A Funding LLC	0.180%	10/9/12	25,055	25,050
5	Straight-A Funding LLC	0.180%	10/10/12	10,000	9,998
5	Straight-A Funding LLC	0.180%	10/10/12	10,751	10,749
5	Straight-A Funding LLC	0.180%	10/10/12	32,390	32,384
5	Straight-A Funding LLC	0.180%	10/11/12	64,056	64,043
5	Straight-A Funding LLC	0.180%	10/12/12	156,200	156,168
5	Straight-A Funding LLC	0.180%	10/16/12	39,000	38,991
5	Straight-A Funding LLC	0.180%	10/17/12	94,000	93,978
5	Straight-A Funding LLC	0.180%	10/18/12	20,000	19,995
5	Straight-A Funding LLC	0.180%	10/18/12	77,800	77,782
5	Straight-A Funding LLC	0.180%	10/22/12	24,018	24,012
5	Straight-A Funding LLC	0.180%	10/23/12	38,000	37,990
5	Straight-A Funding LLC	0.180%	10/23/12	9,657	9,654
5	Straight-A Funding LLC	0.180%	10/26/12	15,000	14,996
5	Straight-A Funding LLC	0.180%	10/26/12	14,040	14,036
5	Straight-A Funding LLC	0.180%	10/29/12	100,058	100,029
5	Straight-A Funding LLC	0.180%	10/30/12	20,000	19,994
5	Straight-A Funding LLC	0.180%	11/1/12	28,324	28,315
5	Straight-A Funding LLC	0.180%	11/2/12	56,000	55,983
5	Straight-A Funding LLC	0.180%	11/5/12	10,000	9,997
5	Straight-A Funding LLC	0.180%	11/8/12	10,057	10,054
5	Straight-A Funding LLC	0.180%	11/28/12	39,000	38,983
					6,072,114
Foreign Banks (5.6%)
5	Australia & New Zealand Banking Group, Ltd.	0.295%	11/8/12	113,000	112,937
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.268%	11/19/12	250,000	249,997
5	Australia & New Zealand Banking Group, Ltd.	0.290%	3/1/13	247,000	246,640
5	Commonwealth Bank of Australia	0.341%	9/4/12	288,250	288,242
5	Commonwealth Bank of Australia	0.341%	9/6/12	100,000	99,995
[4,5]	Commonwealth Bank of Australia	0.290%	10/10/12	390,000	390,000
[4,5]	Commonwealth Bank of Australia	0.289%	10/11/12	391,000	391,000

16

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
[4,5]	Commonwealth Bank of Australia	0.287%	10/18/12	400,000	400,000
[4,5]	Commonwealth Bank of Australia	0.287%	11/19/12	396,000	396,000
[4,5]	Commonwealth Bank of Australia	0.287%	11/21/12	81,000	81,000
5	Commonwealth Bank of Australia	0.300%	2/25/13	86,600	86,472
5	Commonwealth Bank of Australia	0.300%	2/28/13	592,000	591,112
[4,5]	Westpac Banking Corp.	0.286%	9/26/12	438,000	438,000
[4,5]	Westpac Banking Corp.	0.296%	10/2/12	786,000	786,000
[4,5]	Westpac Banking Corp.	0.289%	10/11/12	359,000	359,000
[4,5]	Westpac Banking Corp.	0.288%	10/17/12	318,000	318,000
[4,5]	Westpac Banking Corp.	0.276%	11/2/12	193,000	193,000
[4,5]	Westpac Banking Corp.	0.336%	2/1/13	335,000	335,000
[4,5]	Westpac Banking Corp.	0.336%	2/4/13	597,000	597,000
5	Westpac Banking Corp.	0.300%	2/26/13	24,000	23,964
					6,383,359
Foreign Governments (0.7%)
5	Hydro-Quebec	0.170%	10/29/12	77,000	76,979
	Province of Ontario	0.170%	10/29/12	13,000	12,996
	Province of Ontario	0.170%	10/31/12	114,960	114,927
	Province of Ontario	0.170%	11/7/12	25,000	24,992
	Province of Ontario	0.170%	11/9/12	26,000	25,992
	Province of Ontario	0.170%	11/19/12	55,500	55,479
	Province of Ontario	0.200%	12/20/12	58,000	57,965
5	Quebec	0.180%	10/18/12	22,000	21,995
5	Quebec	0.180%	10/22/12	66,000	65,983
5	Quebec	0.180%	10/23/12	69,000	68,982
5	Quebec	0.180%	10/29/12	98,500	98,471
5	Quebec	0.180%	10/30/12	59,000	58,983
5	Quebec	0.180%	11/1/12	85,000	84,974
5	Quebec	0.180%	11/19/12	28,000	27,989
					796,707
Foreign Industrial (5.6%)
5	Nestle Capital Corp.	0.291%	10/9/12	666,000	665,796
5	Nestle Capital Corp.	0.291%	10/16/12	50,000	49,982
5	Nestle Capital Corp.	0.291%	10/17/12	98,000	97,964
5	Nestle Capital Corp.	0.301%	10/26/12	247,500	247,387
5	Nestle Capital Corp.	0.260%	3/4/13	496,000	495,341
5	Nestle Capital Corp.	0.260%	3/12/13	495,000	494,314
	Nestle Finance International Ltd.	0.291%	10/12/12	153,000	152,949
	Nestle Finance International Ltd.	0.291%	10/15/12	150,000	149,947
	Nestle Finance International Ltd.	0.301%	10/26/12	45,000	44,979
	Nestle Finance International Ltd.	0.301%	11/1/12	97,000	96,951
	Nestle Finance International Ltd.	0.265%	3/25/13	244,000	243,632
	Nestle Finance International Ltd.	0.265%	3/26/13	376,000	375,430
	Nestle Finance International Ltd.	0.265%	4/1/13	296,000	295,538
5	Novartis Securities Investment Ltd.	0.180%	9/4/12	24,000	24,000
5	Novartis Securities Investment Ltd.	0.180%	9/5/12	74,900	74,898
5	Novartis Securities Investment Ltd.	0.180%	9/6/12	59,000	58,998
5	Novartis Securities Investment Ltd.	0.180%	9/10/12	98,000	97,996
5	Novartis Securities Investment Ltd.	0.180%	9/11/12	112,500	112,494
5	Novartis Securities Investment Ltd.	0.180%	9/12/12	31,500	31,498
5	Novartis Securities Investment Ltd.	0.180%	9/14/12	82,000	81,995
5	Sanofi	0.190%	9/6/12	80,000	79,998
5	Sanofi	0.190%	9/26/12	199,000	198,974
5	Sanofi	0.200%	9/27/12	248,000	247,964

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
5 Siemens Capital Co. LLC	0.200%	9/10/12	1,137,000	1,136,943
5 Total Capital Canada Ltd.	0.320%	9/14/12	236,000	235,973
5 Total Capital Canada Ltd.	0.180%	10/19/12	112,000	111,973
5 Total Capital Canada Ltd.	0.255%	10/26/12	49,000	48,981
5 Total Capital Canada Ltd.	0.180%	11/21/12	164,750	164,683
5 Total Capital Canada Ltd.	0.220%	10/10/12	141,000	140,966
5 Total Capital Canada Ltd.	0.280%	12/12/12	146,000	145,884
Toyota Credit Canada Inc.	0.351%	9/24/12	49,500	49,489
Toyota Credit Canada Inc.	0.190%	10/25/12	19,000	18,995
Toyota Credit Canada Inc.	0.300%	1/9/13	19,500	19,479
				6,492,391
Industrial (2.7%)
General Electric Co.	0.170%–0.190%	9/26/12	863,000	862,889
General Electric Co.	0.170%–0.190%	9/27/12	335,000	334,955
General Electric Co.	0.280%	2/20/13	99,000	98,868
5 Procter & Gamble Co.	0.150%	9/10/12	250,000	249,991
5 The Coca-Cola Co.	0.200%	9/17/12	160,000	159,986
5 The Coca-Cola Co.	0.190%	9/21/12	19,750	19,748
5 The Coca-Cola Co.	0.190%	9/24/12	37,500	37,495
5 The Coca-Cola Co.	0.190%	9/25/12	39,000	38,995
5 The Coca-Cola Co.	0.220%	10/4/12	29,500	29,494
5 The Coca-Cola Co.	0.220%	10/5/12	24,000	23,995
5 The Coca-Cola Co.	0.220%	10/10/12	40,750	40,740
5 The Coca-Cola Co.	0.220%	10/11/12	79,000	78,981
5 The Coca-Cola Co.	0.200%	10/16/12	39,000	38,990
5 The Coca-Cola Co.	0.210%	10/19/12	62,500	62,483
5 The Coca-Cola Co.	0.210%	10/22/12	55,000	54,984
5 The Coca-Cola Co.	0.210%	10/24/12	143,500	143,456
5 The Coca-Cola Co.	0.190%–0.210%	10/25/12	151,950	151,906
5 The Coca-Cola Co.	0.190%	10/26/12	116,900	116,866
5 The Coca-Cola Co.	0.190%	10/29/12	65,000	64,980
5 The Coca-Cola Co.	0.200%	11/8/12	15,000	14,994
5 The Coca-Cola Co.	0.200%	11/9/12	147,000	146,944
5 The Coca-Cola Co.	0.200%	11/19/12	77,000	76,966
5 The Coca-Cola Co.	0.180%	11/29/12	118,050	117,997
5 The Coca-Cola Co.	0.180%	12/4/12	100,000	99,953
5 The Coca-Cola Co.	0.180%	12/5/12	25,000	24,988
				3,091,644
Total Commercial Paper (Cost $24,925,337)				24,925,337
Certificates of Deposit (18.6%)
Domestic Banks (4.8%)
Branch Banking & Trust Co.	0.190%	9/25/12	236,250	236,250
Branch Banking & Trust Co.	0.190%	10/1/12	157,500	157,500
Branch Banking & Trust Co.	0.190%	10/9/12	118,000	118,000
Branch Banking & Trust Co.	0.190%	10/10/12	236,500	236,500
Branch Banking & Trust Co.	0.190%	10/17/12	500,000	500,000
State Street Bank & Trust Co.	0.250%	9/17/12	435,000	435,000
State Street Bank & Trust Co.	0.190%	10/10/12	306,000	306,000
State Street Bank & Trust Co.	0.190%	10/16/12	792,000	792,000
State Street Bank & Trust Co.	0.190%	10/17/12	985,000	985,000
State Street Bank & Trust Co.	0.180%	10/29/12	496,000	496,000
State Street Bank & Trust Co.	0.180%	11/1/12	232,000	232,000
Wells Fargo Bank NA	0.200%	9/17/12	1,000,000	1,000,000
				5,494,250

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Eurodollar Certificates of Deposit (6.0%)
Australia & New Zealand Banking Group, Ltd.	0.350%	10/19/12	550,000	550,000
Australia & New Zealand Banking Group, Ltd.	0.330%	10/25/12	198,000	198,000
Australia & New Zealand Banking Group, Ltd.	0.330%	10/29/12	125,000	125,000
Australia & New Zealand Banking Group, Ltd.	0.320%	10/30/12	250,000	250,000
Australia & New Zealand Banking Group, Ltd.	0.300%	11/2/12	173,000	173,000
Australia & New Zealand Banking Group, Ltd.	0.300%	11/5/12	99,000	99,000
Australia & New Zealand Banking Group, Ltd.	0.300%	11/5/12	225,000	225,000
Australia & New Zealand Banking Group, Ltd.	0.300%	11/9/12	94,000	94,000
Australia & New Zealand Banking Group, Ltd.	0.300%	11/16/12	399,000	399,000
4 Australia & New Zealand Banking Group, Ltd.	0.326%	1/25/13	335,000	335,000
4 Australia & New Zealand Banking Group, Ltd.	0.340%	2/11/13	260,000	260,000
Commonwealth Bank of Australia	0.335%	2/15/13	500,000	500,000
Commonwealth Bank of Australia	0.310%	2/22/13	500,000	500,000
4 National Australia Bank Ltd.	0.345%	9/27/12	1,000,000	1,000,000
National Australia Bank Ltd.	0.345%	10/25/12	450,000	450,000
4 National Australia Bank Ltd.	0.300%	10/29/12	533,000	533,000
4 National Australia Bank Ltd.	0.329%	2/13/13	1,250,000	1,250,000
				6,941,000
Yankee Certificates of Deposit (7.8%)
Bank of Montreal (Chicago Branch)	0.210%	10/3/12	508,000	508,000
Bank of Montreal (Chicago Branch)	0.210%	10/5/12	624,000	624,000
Bank of Montreal (Chicago Branch)	0.210%	10/9/12	165,000	165,000
Bank of Montreal (Chicago Branch)	0.180%	10/23/12	100,000	100,000
Bank of Montreal (Chicago Branch)	0.180%	11/5/12	390,000	390,000
Bank of Montreal (Chicago Branch)	0.190%	11/14/12	495,000	495,000
4 Bank of Nova Scotia (Houston Branch)	0.305%	10/3/12	418,000	418,000
4 Bank of Nova Scotia (Houston Branch)	0.276%	10/29/12	390,000	389,993
4 Bank of Nova Scotia (Houston Branch)	0.273%	11/8/12	1,000,000	1,000,000
Bank of Nova Scotia (Houston Branch)	0.290%	11/9/12	595,000	594,995
Bank of Nova Scotia (Houston Branch)	0.290%	11/19/12	452,000	452,000
Bank of Nova Scotia (Houston Branch)	0.270%	12/5/12	99,000	99,018
4 Bank of Nova Scotia (Houston Branch)	0.309%	1/14/13	100,000	100,000
Toronto Dominion Bank (New York Branch)	0.280%	10/29/12	453,000	453,000
Toronto Dominion Bank (New York Branch)	0.280%	11/1/12	234,000	234,000
Toronto Dominion Bank (New York Branch)	0.280%	11/5/12	555,000	555,000
Toronto Dominion Bank (New York Branch)	0.300%	12/26/12	285,000	285,000
Toronto Dominion Bank (New York Branch)	0.300%	1/18/13	295,000	295,000
4 Toronto Dominion Bank (New York Branch)	0.443%	2/4/13	34,000	34,012
Toronto Dominion Bank (New York Branch)	0.290%	2/7/13	695,000	695,000
Toronto Dominion Bank (New York Branch)	0.300%	2/15/13	500,000	500,000
Toronto Dominion Bank (New York Branch)	0.300%	2/20/13	150,000	150,000
4 Westpac Banking Corp. (New York Branch)	0.276%	11/2/12	382,000	382,000
				8,919,018
Total Certificates of Deposit (Cost $21,354,268)				21,354,268
Repurchase Agreements (0.2%)
Goldman Sachs & Co.
(Dated 8/31/12, Repurchase Value $33,879,000,
collateralized by Federal Home Loan Mortgage
Corp. 2.000%, 8/25/16)	0.190%	9/4/12	33,878	33,878

19

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
JP Morgan Securities LLC
(Dated 8/31/12, Repurchase Value $94,002,000,
collateralized by U.S. Treasury Note/Bond 0.250%,
8/31/14)	0.180%	9/4/12	94,000	94,000
RBC Capital Markets LLC
(Dated 8/31/12, Repurchase Value $47,001,000,
collateralized by U.S. Treasury Note/Bond 1.875%,
9/30/17)	0.150%	9/4/12	47,000	47,000
TD Securities (USA) LLC
Dated 8/31/12, Repurchase Value $59,001,000,
collateralized by U.S. Treasury Bill 0.000%,
9/17/12)	0.170%	9/4/12	59,000	59,000
Total Repurchase Agreements (Cost $233,878)				233,878

			Shares
Money Market Fund (1.4%)
6 Vanguard Municipal Cash Management Fund
(Cost $1,650,717)	0.155%		1,650,716,555	1,650,717

			Face
			Amount
			($000)
Tax-Exempt Municipal Bonds (3.3%)
7 ABAG Finance Authority for Nonprofit Corps.
California Revenue (Miramar Apartments) VRDO	0.150%	9/7/12	11,900	11,900
7 ABAG Finance Authority for Nonprofit Corps.
California Revenue (Southport Apartments) VRDO	0.150%	9/7/12	15,700	15,700
7 Akron OH Bath & Copley Joint Township Hospital
District Revenue (Akron General Health System)
VRDO	0.200%	9/7/12	19,500	19,500
7 Albany NY Industrial Development Agency
Revenue (The College of Saint Rose Project)
VRDO	0.170%	9/7/12	13,400	13,400
7 Arizona Health Facilities Authority Revenue
(Banner Health) VRDO	0.190%	9/7/12	35,955	35,955
7 Arizona Health Facilities Authority Revenue
(Banner Health) VRDO	0.190%	9/7/12	38,715	38,715
7 Ascension Parish LA Industrial Development
Board Revenue (IMTT-Geismar Project) VRDO	0.140%	9/7/12	79,000	79,000
7 Bi-State Development Agency of the
Missouri-Illinois Metropolitan District Revenue
VRDO	0.200%	9/7/12	29,800	29,800
7 Birmingham AL Public Educational Building
Student Housing Revenue (University of
Alabama at Birmingham Project) VRDO	0.170%	9/7/12	16,015	16,015
7 Buffalo NY Municipal Water System Revenue
VRDO	0.150%	9/7/12	11,700	11,700
7 California Housing Finance Agency Home
Mortgage Revenue VRDO	0.150%	9/7/12	17,100	17,100
7 California Housing Finance Agency Multifamily
Housing Revenue VRDO	0.170%	9/7/12	20,915	20,915

20

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
7 California Statewide Communities Development
Authority Multifamily Housing Revenue
(Belmont Project) VRDO	0.170%	9/7/12	8,300	8,300
7 California Statewide Communities Development
Authority Multifamily Housing Revenue
(Wilshire Court Project) VRDO	0.160%	9/7/12	11,900	11,900
7 California Statewide Communities Development
Authority Revenue (Redlands Community
Hospital) VRDO	0.160%	9/7/12	22,100	22,100
7 Clackamas County OR Hospital Facility Authority
Revenue (Legacy Health System) VRDO	0.150%	9/7/12	9,700	9,700
7 Clark County NV Industrial Development Revenue
(Southwest Gas Corp.) VRDO	0.190%	9/7/12	27,500	27,500
7 Cleveland-Cuyahoga County OH Port Authority
Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.160%	9/7/12	23,500	23,500
7 Cobb County GA Hospital Authority Revenue
(Equipment Pool Project) VRDO	0.170%	9/7/12	11,200	11,200
7 Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan
Society Project) VRDO	0.140%	9/7/12	10,000	10,000
7 Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.170%	9/7/12	17,725	17,725
Connecticut Health & Educational Facilities
Authority Revenue (Yale University) VRDO	0.150%	9/7/12	35,000	35,000
Curators of the University of Missouri System
Facilities Revenue VRDO	0.160%	9/7/12	62,150	62,150
7 Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.160%	9/7/12	76,100	76,100
7 District of Columbia Revenue (Georgetown
University) VRDO	0.170%	9/7/12	7,575	7,575
7 District of Columbia Revenue (Georgetown
University) VRDO	0.170%	9/7/12	17,200	17,200
7 District of Columbia Revenue (Washington
Drama Society) VRDO	0.200%	9/7/12	20,160	20,160
7 Fairfax County VA Economic Development
Authority Resource Recovery Revenue
(Lorton Arts Foundation Project) VRDO	0.170%	9/7/12	10,600	10,600
7 Greenville County SC Hospital System Revenue
VRDO	0.150%	9/7/12	13,000	13,000
7 Hanover County VA Economic Development
Authority Revenue (Bon Secours Health
System Inc.) VRDO	0.180%	9/7/12	12,255	12,255
7 Harris County TX Cultural Education Facilities
Finance Corp. Hospital Revenue (Memorial
Hermann Healthcare System) VRDO	0.160%	9/7/12	42,000	42,000
7 Harris County TX Cultural Education Facilities
Finance Corp. Medical Facilities Revenue
(Baylor College of Medicine) VRDO	0.190%	9/7/12	42,500	42,500
7 Idaho Housing & Finance Association Single
Family Mortgage Revenue VRDO	0.150%	9/7/12	14,900	14,900
7 Idaho Housing & Finance Association Single
Family Mortgage Revenue VRDO	0.170%	9/7/12	29,205	29,205
7 Illinois Development Finance Authority Revenue
(Chicago Horticultural Society) VRDO	0.170%	9/7/12	16,300	16,300

21

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
7 Illinois Finance Authority Revenue
(Carle Foundation) VRDO	0.170%	9/7/12	31,905	31,905
7 Illinois Finance Authority Revenue (Ingalls Health
System) VRDO	0.190%	9/7/12	43,000	43,000
7 Illinois Finance Authority Revenue (Little Co. of
Mary Hospital & Health Care Centers) VRDO	0.180%	9/7/12	17,075	17,075
7 Illinois Finance Authority Revenue (Museum of
Science & Industry) VRDO	0.180%	9/7/12	12,500	12,500
7 Indiana Development Finance Authority
Educational Facilities Revenue (Indianapolis
Museum of Art Inc. Project) VRDO	0.170%	9/7/12	14,400	14,400
7 Indiana Educational Facilities Authority Revenue
(Wabash College) VRDO	0.180%	9/7/12	22,790	22,790
7 Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc.
Obligated Group) VRDO	0.180%	9/7/12	39,340	39,340
Indiana Finance Authority Revenue (Lease
Appropriation) VRDO	0.180%	9/7/12	15,075	15,075
7 Kentucky Economic Development Finance
Authority Hospital Revenue (Baptist Healthcare
System Obligated Group) VRDO	0.130%	9/7/12	25,035	25,035
7 Lincoln County WY Pollution Control Revenue
(PacifiCorp Project) VRDO	0.180%	9/7/12	17,200	17,200
7 Los Angeles CA Wastewater System Revenue
VRDO	0.160%	9/7/12	9,135	9,135
Loudoun County VA Industrial Development
Authority Revenue (Howard Hughes Medical
Institute) VRDO	0.140%	9/7/12	18,855	18,855
7 Louisiana Public Facilities Authority Hospital
Revenue (Franciscan Missionaries) VRDO	0.170%	9/7/12	11,650	11,650
7 Maine Health & Higher Educational Facilities
Authority Revenue (Bowdoin College) VRDO	0.180%	9/7/12	15,130	15,130
7 Maryland Health & Higher Educational Facilities
Authority Revenue (University of Maryland
Medical System) VRDO	0.160%	9/7/12	29,765	29,765
7 Massachusetts Development Finance Agency
Revenue (Simmons College) VRDO	0.160%	9/7/12	40,000	40,000
7 Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)
VRDO	0.150%	9/7/12	16,000	16,000
7 Massachusetts Health & Educational Facilities
Authority Revenue (Bentley College) VRDO	0.160%	9/7/12	21,900	21,900
7 Massachusetts Health & Educational Facilities
Authority Revenue (Dana Farber Cancer Institute)
VRDO	0.150%	9/7/12	20,015	20,015
Massachusetts Health & Educational Facilities
Authority Revenue (MIT) VRDO	0.160%	9/7/12	19,320	19,320
7 Miami-Dade County FL Special Obligation
Revenue (Juvenile Courthouse Project) VRDO	0.150%	9/7/12	25,350	25,350
7 Michigan Higher Education Facilities Authority
Revenue (Albion College Project) VRDO	0.180%	9/7/12	12,700	12,700
7 Michigan Hospital Finance Authority Revenue
(Henry Ford Health System) VRDO	0.170%	9/7/12	32,595	32,595
7 Middletown OH Hospital Facilities Revenue
(Atrium Medical Center) VRDO	0.190%	9/7/12	21,800	21,800

22

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
7 Minneapolis & St. Paul MN Housing &
Redevelopment Authority Health Care System
Revenue (Allina Health System) VRDO	0.150%	9/7/12	15,000	15,000
Missouri Health & Educational Facilities Authority
Health Facilities Revenue (BJC Health System)
VRDO	0.160%	9/7/12	18,000	18,000
7 Missouri Health & Educational Facilities Authority
Health Facilities Revenue (SSM Health System)
VRDO	0.160%	9/7/12	83,275	83,275
7 Nassau NY Health Care Corp. VRDO	0.170%	9/7/12	15,000	15,000
7 New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Capital Asset
Pooled Program) VRDO	0.200%	9/7/12	19,600	19,600
7 New York City NY GO VRDO	0.150%	9/7/12	29,825	29,825
7 New York City NY GO VRDO	0.160%	9/7/12	15,800	15,800
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(Carnegie Park) VRDO	0.140%	9/7/12	39,505	39,505
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue (Monterey)
VRDO	0.140%	9/7/12	21,980	21,980
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(One Columbus Place Development) VRDO	0.170%	9/7/12	68,100	68,100
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(Related-Sierra Development) VRDO	0.170%	9/7/12	32,500	32,500
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(West End Towers) VRDO	0.170%	9/7/12	31,300	31,300
7 New York City NY Industrial Development Agency
Civic Facility Revenue (New York Law School)
VRDO	0.170%	9/7/12	14,435	14,435
7 New York State Dormitory Authority Revenue
(Royal Charter Properties) VRDO	0.160%	9/7/12	71,500	71,500
7 New York State Housing Finance Agency Housing
Revenue (10 Liberty Street) VRDO	0.140%	9/7/12	20,500	20,500
7 New York State Housing Finance Agency Housing
Revenue (125 West 31st Street) VRDO	0.180%	9/7/12	42,300	42,300
7 New York State Housing Finance Agency Housing
Revenue (160 West 62nd Street) VRDO	0.170%	9/7/12	95,990	95,990
7 New York State Housing Finance Agency Housing
Revenue (20 River Terrace Housing) VRDO	0.180%	9/7/12	17,300	17,300
7 New York State Housing Finance Agency Housing
Revenue (320 West 38th Street) VRDO	0.150%	9/7/12	61,500	61,500
7 New York State Housing Finance Agency Housing
Revenue (320 West 38th Street) VRDO	0.150%	9/7/12	37,935	37,935
7 New York State Housing Finance Agency Housing
Revenue (70 Battery Place) VRDO	0.180%	9/7/12	12,800	12,800
7 New York State Housing Finance Agency Housing
Revenue (Clinton Green South) VRDO	0.180%	9/7/12	11,625	11,625
7 New York State Housing Finance Agency Housing
Revenue (Clinton Green North) VRDO	0.180%	9/7/12	31,845	31,845
7 New York State Housing Finance Agency Housing
Revenue (Clinton Park) VRDO	0.190%	9/7/12	15,000	15,000

23

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
7 New York State Housing Finance Agency Housing
Revenue (East 84th Street) VRDO	0.170%	9/7/12	24,500	24,500
7 New York State Housing Finance Agency Housing
Revenue (Gotham West Housing) VRDO	0.150%	9/7/12	25,000	25,000
7 New York State Housing Finance Agency Housing
Revenue (Gotham West Housing) VRDO	0.150%	9/7/12	38,000	38,000
7 New York State Urban Development Corp.
Revenue (Service Contract) VRDO	0.160%	9/7/12	21,875	21,875
7 North Carolina Capital Facilities Finance Agency
Revenue (YMCA of the Triangle) VRDO	0.190%	9/7/12	11,100	11,100
7 North Carolina Capital Facilities Finance Agency
Revenue (YMCA of the Triangle) VRDO	0.190%	9/7/12	10,950	10,950
7 North Carolina Medical Care Commission Health
Care Facilities Revenue (Vidant Health) VRDO	0.160%	9/7/12	40,000	40,000
7 North Carolina Medical Care Commission Health
Care Facilities Revenue (WakeMed) VRDO	0.170%	9/7/12	27,500	27,500
7 Oakland University of Michigan Revenue VRDO	0.160%	9/7/12	8,600	8,600
7 Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) VRDO	0.180%	9/7/12	11,100	11,100
7 Ohio Higher Educational Facility Commission
Revenue (University Hospitals Health
System Inc.) VRDO	0.180%	9/7/12	25,000	25,000
Ohio State University General Receipts Revenue
VRDO	0.160%	9/7/12	115,300	115,300
Ohio State University General Receipts Revenue
VRDO	0.160%	9/7/12	6,600	6,600
7 Piedmont SC Municipal Power Agency Revenue
VRDO	0.180%	9/7/12	16,000	16,000
7 Richmond CA Multifamily Housing Revenue
(Baycliff Apartments Project) VRDO	0.150%	9/7/12	20,890	20,890
7 Russell County VA Industrial Development
Authority Hospital Revenue (STS Health Alliance)
VRDO	0.170%	9/7/12	9,365	9,365
7 Salem OH Hospital Facilities Improvement
Revenue (Salem Community Hospital Project)
VRDO	0.180%	9/7/12	12,745	12,745
7 Salem OR Hospital Facility Authority Revenue
(Salem Hospital Project) VRDO	0.160%	9/7/12	16,500	16,500
7 San Antonio TX Hotel Occupancy Tax Revenue
VRDO	0.180%	9/7/12	22,000	22,000
7 San Diego CA Housing Authority Multifamily
Housing Revenue (Villa Nueva Apartments) VRDO 0.150%		9/7/12	29,600	29,600
7 Simi Valley CA Multifamily Housing Revenue
(Parker Ranch Project) VRDO	0.150%	9/7/12	23,700	23,700
7 Smyth County VA Industrial Development
Authority Hospital Revenue VRDO	0.150%	9/7/12	22,100	22,100
7 St. Joseph MO Industrial Development Authority
Health Facilities Revenue (Heartland Regional
Medical Center) VRDO	0.150%	9/7/12	20,500	20,500
7 Syracuse NY Industrial Development Agency
Civic Facility Revenue (Syracuse University
Project) VRDO	0.160%	9/7/12	14,000	14,000
7 Tarrant County TX Cultural Education Facilities
Finance Corp. Hospital Revenue (Baylor Health
Care System Project) VRDO	0.160%	9/7/12	28,000	28,000

24

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
7 Tarrant County TX Cultural Education Facilities
Finance Corp. Hospital Revenue (Scott & White
Healthcare Project) VRDO	0.170%	9/7/12	68,000	68,000
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.180%	9/7/12	28,900	28,900
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.180%	9/7/12	42,400	42,400
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.180%	9/7/12	34,620	34,620
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.210%	9/7/12	21,025	21,025
Texas Department of Housing & Community
Affairs Single Mortgage Revenue VRDO	0.210%	9/7/12	64,065	64,065
8 Texas GO TOB VRDO	0.200%	9/4/12	496,000	496,000
7 Torrance CA Hospital Revenue (Torrance Memorial
Medical Center) VRDO	0.180%	9/7/12	19,600	19,600
7 University of South Florida Financing Corp.
COP VRDO	0.180%	9/7/12	39,675	39,675
7 Utah Housing Corp. Single Family Mortgage
Revenue VRDO	0.150%	9/7/12	6,800	6,800
7 Virginia Small Business Financing Authority
Health Facilities Revenue (Bon Secours Health
System Inc.) VRDO	0.160%	9/7/12	7,200	7,200
7 Warren County KY Revenue (Western Kentucky
University Student Life Foundation Inc. Project)
VRDO	0.180%	9/7/12	18,800	18,800
7 Warren County KY Revenue (Western Kentucky
University Student Life Foundation Inc. Project)
VRDO	0.180%	9/7/12	13,010	13,010
7 Washington Housing Finance Commission
Non-profit Housing Revenue (Rockwood
Retirement Communities Program) VRDO	0.160%	9/7/12	6,100	6,100
7 West Virginia Hospital Finance Authority Hospital
Revenue (Charleston Area Medical Center Inc.)
VRDO	0.190%	9/7/12	29,840	29,840
7 Whittier CA Health Facility Revenue (Presbyterian
Intercommunity Hospital) VRDO	0.140%	9/7/12	20,500	20,500
7 Wisconsin Health & Educational Facilities
Authority Revenue (Aurora Health Care Inc.)
VRDO	0.160%	9/7/12	31,200	31,200
Total Tax-Exempt Municipal Bonds (Cost $3,754,380)				3,754,380
Corporate Bonds (0.1%)
Finance (0.1%)
4 Royal Bank of Canada (New York Branch)	0.597%	1/28/13	37,420	37,472
4 Royal Bank of Canada (New York Branch)	0.530%	1/8/13	75,000	75,067
General Electric Capital Corp.	2.800%	1/8/13	49,500	49,896
General Electric Capital Corp.	5.450%	1/15/13	19,475	19,827
Total Corporate Bonds (Cost $182,262)				182,262

25

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
Taxable Municipal Bonds (0.4%)
Taxable Municipal Bonds (0.4%)
[7,8]	BlackRock Municipal Bond Trust TOB VRDO	0.290%	9/4/12	18,105	18,105
[7,8]	BlackRock Municipal Income Investment Quality
	Trust TOB VRDO	0.290%	9/4/12	9,660	9,660
[7,8]	BlackRock Municipal Income Trust TOB VRDO	0.290%	9/4/12	207,000	207,000
[7,8]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.290%	9/4/12	21,850	21,850
[7,8]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.290%	9/4/12	19,165	19,165
[7,8]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.290%	9/4/12	19,875	19,875
[7,8]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.290%	9/4/12	100,000	100,000
[7,8]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.290%	9/4/12	12,910	12,910
[7,8]	BlackRock Strategic Municipal Trust TOB VRDO	0.290%	9/4/12	9,820	9,820
[7,8]	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.250%	9/7/12	13,000	13,000
8	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.250%	9/7/12	13,100	13,100
[7,8]	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.250%	9/7/12	6,400	6,400
Total Taxable Municipal Bonds (Cost $450,885)					450,885
Total Investments (99.8%) (Cost $114,567,894)					114,567,894
Other Assets and Liabilities (0.2%)
Other Assets					496,873
Liabilities					(310,237)
					186,636
Net Assets (100%)					114,754,530

26

Prime Money Market Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	114,744,804
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	9,726
Net Assets	114,754,530

Investor Shares—Net Assets
Applicable to 90,194,361,339 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	90,211,644
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 24,539,810,565 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,542,886
Net Asset Value Per Share—Institutional Shares	$1.00

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2012, the aggregate value of these securities was $18,564,118,000, representing 16.2% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate value of these securities was $946,885,000, representing 0.8% of net assets.
COP—Certificate of Participation.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	224,102
Total Income	224,102
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	117,418
Management and Administrative—Institutional Shares	12,801
Marketing and Distribution—Investor Shares	26,606
Marketing and Distribution—Institutional Shares	6,684
Custodian Fees	1,912
Auditing Fees	28
Shareholders’ Reports—Investor Shares	926
Shareholders’ Reports—Institutional Shares	155
Trustees’ Fees and Expenses	122
Total Expenses	166,652
Net Investment Income	57,450
Realized Net Gain (Loss) on Investment Securities Sold	1,405
Net Increase (Decrease) in Net Assets Resulting from Operations	58,855
1 Interest income from an affiliated company of the fund was $2,199,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,450	90,513
Realized Net Gain (Loss)	1,405	1,676
Net Increase (Decrease) in Net Assets Resulting from Operations	58,855	92,189
Distributions
Net Investment Income
Investor Shares	(32,517)	(55,253)
Institutional Shares	(24,933)	(35,260)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(57,450)	(90,513)
Capital Share Transactions
Investor Shares	(2,193,142)	3,718,120
Institutional Shares	2,803,343	2,631,581
Net Increase (Decrease) from Capital Share Transactions	610,201	6,349,701
Total Increase (Decrease)	611,606	6,351,377
Net Assets
Beginning of Period	114,142,924	107,791,547
End of Period	114,754,530	114,142,924

See accompanying Notes, which are an integral part of the Financial Statements.

29

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0004	.001	.001	.013	.035
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0004	.001	.001	.013	.035
Distributions
Dividends from Net Investment Income	(.0004)	(.001)	(.001)	(.013)	(.035)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0004)	(.001)	(.001)	(.013)	(.035)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.04%	0.06%	0.08%	1.31%	3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90,212	$92,404	$88,684	$96,078	$92,483
Ratio of Total Expenses to
Average Net Assets	0.16%	0.20%	0.23%	0.28%[2]	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.04%	0.06%	0.08%	1.25%	3.49%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Prime Money Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.002	.002	.015	.037
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.002	.002	.015	.037
Distributions
Dividends from Net Investment Income	(.001)	(.002)	(.002)	(.015)	(.037)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.002)	(.002)	(.015)	(.037)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.11%	0.17%	0.22%	1.47%	3.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,543	$21,739	$19,107	$18,323	$13,844
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.09%	0.13%[1]	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.11%	0.17%	0.22%	1.40%	3.64%

1 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $16,449,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 6.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

32

Prime Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The fund’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the fund’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	103,443,975	103,443,975	119,751,906	119,751,906
Issued in Lieu of Cash Distributions	31,844	31,844	53,993	53,993
Redeemed	(105,668,961)	(105,668,961)	(116,087,779)	(116,087,779)
Net Increase (Decrease)—Investor Shares	(2,193,142)	(2,193,142)	3,718,120	3,718,120
Institutional Shares
Issued	18,703,639	18,703,639	20,303,805	20,303,805
Issued in Lieu of Cash Distributions	24,338	24,338	34,248	34,248
Redeemed	(15,924,634)	(15,924,634)	(17,706,472)	(17,706,472)
Net Increase (Decrease) —Institutional Shares	2,803,343	2,803,343	2,631,581	2,631,581

E. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

33

Federal Money Market Fund

Fund Profile
As of August 31, 2012

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.20%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	59 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	34.1%
U.S. Government Agency Obligations	65.3
Repurchase Agreements	0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 27, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.12%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

34

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2002, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Federal Money Market Fund	0.01%	0.91%	1.81%	$11,966
Government Money Market Funds
Average	0.00	0.62	1.42	11,510
Citigroup Three-Month U.S. Treasury
Bill Index	0.05	0.71	1.74	11,882
Government Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

35

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2002, Through August 31, 2012

		Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2003	1.11%	0.64%
2004	0.82	0.40
2005	2.26	1.73
2006	4.31	3.78
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00

7-day SEC yield (8/31/2012): 0.01%
Government Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.01%	1.08%	1.84%

36

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
2	Fannie Mae Discount Notes	0.170%	9/12/12	16,850	16,849
2	Fannie Mae Discount Notes	0.140%–0.150%	9/19/12	32,495	32,493
2	Fannie Mae Discount Notes	0.170%	9/26/12	7,809	7,808
2	Fannie Mae Discount Notes	0.140%	10/1/12	54,500	54,494
2	Fannie Mae Discount Notes	0.140%–0.160%	10/3/12	50,000	49,993
2	Fannie Mae Discount Notes	0.140%–0.150%	10/10/12	31,269	31,264
2	Fannie Mae Discount Notes	0.140%	10/15/12	54,200	54,191
2	Fannie Mae Discount Notes	0.140%–0.150%	10/17/12	29,000	28,994
2	Fannie Mae Discount Notes	0.140%	11/7/12	37,000	36,990
2	Fannie Mae Discount Notes	0.140%	11/14/12	24,000	23,993
2	Fannie Mae Discount Notes	0.180%	12/3/12	5,000	4,998
2	Fannie Mae Discount Notes	0.185%	1/23/13	26,244	26,225
2	Fannie Mae Discount Notes	0.170%–0.172%	2/14/13	9,100	9,093
2	Fannie Mae Discount Notes	0.170%	2/20/13	5,700	5,695
2	Fannie Mae Discount Notes	0.160%	2/27/13	60,000	59,952
3	Federal Home Loan Bank Discount Notes	0.140%	9/5/12	10,000	10,000
3	Federal Home Loan Bank Discount Notes	0.130%–0.140%	9/14/12	109,173	109,168
3	Federal Home Loan Bank Discount Notes	0.130%	9/17/12	25,000	24,999
3	Federal Home Loan Bank Discount Notes	0.140%	9/19/12	10,426	10,425
3	Federal Home Loan Bank Discount Notes	0.160%	9/28/12	50,000	49,994
3	Federal Home Loan Bank Discount Notes	0.160%	10/3/12	7,000	6,999
3	Federal Home Loan Bank Discount Notes	0.134%	10/5/12	75,000	74,990
3	Federal Home Loan Bank Discount Notes	0.140%	10/10/12	145,050	145,028
3	Federal Home Loan Bank Discount Notes	0.140%–0.145%	10/12/12	25,350	25,346
3	Federal Home Loan Bank Discount Notes	0.140%	10/15/12	4,100	4,099
3	Federal Home Loan Bank Discount Notes	0.140%	10/17/12	3,000	2,999
3	Federal Home Loan Bank Discount Notes	0.140%–0.150%	10/19/12	21,512	21,508
3	Federal Home Loan Bank Discount Notes	0.140%	10/24/12	118,000	117,976
3	Federal Home Loan Bank Discount Notes	0.135%	10/31/12	5,000	4,999
3	Federal Home Loan Bank Discount Notes	0.130%	11/2/12	4,520	4,519
3	Federal Home Loan Bank Discount Notes	0.128%–0.130%	11/7/12	145,000	144,965
3	Federal Home Loan Bank Discount Notes	0.140%	11/9/12	13,000	12,996
3	Federal Home Loan Bank Discount Notes	0.140%	11/14/12	1,500	1,500
3	Federal Home Loan Bank Discount Notes	0.135%	11/21/12	35,000	34,989
3	Federal Home Loan Bank Discount Notes	0.180%	11/23/12	12,800	12,795

37

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.180%	12/5/12	4,100	4,098
3	Federal Home Loan Bank Discount Notes	0.180%	12/21/12	60,000	59,967
3	Federal Home Loan Bank Discount Notes	0.170%	2/4/13	5,000	4,996
3	Federal Home Loan Bank Discount Notes	0.165%	2/20/13	2,800	2,798
[3,4]	Federal Home Loan Banks	0.186%	11/1/12	10,000	10,000
[3,4]	Federal Home Loan Banks	0.166%	12/27/12	97,240	97,245
[2,4]	Federal Home Loan Mortgage Corp.	0.186%	11/2/12	13,725	13,725
[2,4]	Federal Home Loan Mortgage Corp.	0.197%	3/21/13	13,000	12,996
[2,4]	Federal Home Loan Mortgage Corp.	0.194%	5/6/13	48,000	47,985
[2,4]	Federal Home Loan Mortgage Corp.	0.195%	6/3/13	60,000	59,982
[2,4]	Federal Home Loan Mortgage Corp.	0.188%	6/17/13	123,200	123,226
[2,4]	Federal National Mortgage Assn.	0.268%	9/17/12	42,500	42,500
[2,4]	Federal National Mortgage Assn.	0.258%	11/23/12	106,700	106,704
[2,4]	Federal National Mortgage Assn.	0.266%	12/28/12	7,700	7,703
[2,4]	Federal National Mortgage Assn.	0.229%	8/12/13	30,000	29,991
[2,4]	Federal National Mortgage Assn.	0.213%	11/8/13	50,000	49,982
[2,4]	Federal National Mortgage Assn.	0.210%	11/14/13	65,000	64,977
2	Freddie Mac Discount Notes	0.170%	9/10/12	35,000	34,999
2	Freddie Mac Discount Notes	0.130%	9/17/12	50,000	49,997
2	Freddie Mac Discount Notes	0.160%	9/24/12	10,000	9,999
2	Freddie Mac Discount Notes	0.130%–0.160%	10/1/12	80,792	80,782
2	Freddie Mac Discount Notes	0.135%	10/11/12	10,000	9,998
2	Freddie Mac Discount Notes	0.140%	10/15/12	85,000	84,985
2	Freddie Mac Discount Notes	0.150%	10/22/12	6,800	6,799
2	Freddie Mac Discount Notes	0.120%–0.150%	10/29/12	105,000	104,979
2	Freddie Mac Discount Notes	0.150%	11/1/12	6,800	6,798
2	Freddie Mac Discount Notes	0.130%	11/5/12	35,000	34,992
2	Freddie Mac Discount Notes	0.145%	11/6/12	4,300	4,299
2	Freddie Mac Discount Notes	0.140%	11/13/12	12,136	12,133
2	Freddie Mac Discount Notes	0.150%	11/15/12	7,000	6,998
2	Freddie Mac Discount Notes	0.145%–0.150%	11/19/12	10,700	10,697
2	Freddie Mac Discount Notes	0.140%	11/27/12	57,600	57,581
2	Freddie Mac Discount Notes	0.180%–0.250%	12/10/12	17,900	17,890
2	Freddie Mac Discount Notes	0.150%–0.180%	1/3/13	24,450	24,437
2	Freddie Mac Discount Notes	0.170%	2/11/13	6,693	6,688
2	Freddie Mac Discount Notes	0.160%	2/25/13	50,000	49,961
	United States Treasury Bill	0.138%	9/6/12	50,000	49,999
	United States Treasury Bill	0.146%	9/13/12	50,000	49,998
	United States Treasury Bill	0.150%	9/27/12	50,000	49,995
	United States Treasury Bill	0.140%	10/4/12	50,000	49,994
	United States Treasury Bill	0.115%–0.126%	10/18/12	140,000	139,978
	United States Treasury Bill	0.150%	11/1/12	50,000	49,987
	United States Treasury Bill	0.148%	11/15/12	120,000	119,963
	United States Treasury Bill	0.143%–0.145%	11/23/12	50,000	49,983
	United States Treasury Bill	0.143%–0.146%	11/29/12	43,000	42,985
	United States Treasury Bill	0.143%	12/13/12	125,000	124,949
	United States Treasury Bill	0.150%	12/20/12	50,000	49,977
	United States Treasury Bill	0.153%–0.155%	12/27/12	90,000	89,955
	United States Treasury Bill	0.145%	2/21/13	150,000	149,895
	United States Treasury Note/Bond	1.375%	9/15/12	56,000	56,025
	United States Treasury Note/Bond	4.250%	9/30/12	56,000	56,182
	United States Treasury Note/Bond	1.375%	10/15/12	38,000	38,055
	United States Treasury Note/Bond	0.375%	10/31/12	18,000	18,007
	United States Treasury Note/Bond	3.875%	10/31/12	5,000	5,030
	United States Treasury Note/Bond	1.375%	11/15/12	100,000	100,248

38

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
United States Treasury Note/Bond	3.375%	11/30/12	17,000	17,133
United States Treasury Note/Bond	0.500%	11/30/12	140,000	140,116
United States Treasury Note/Bond	1.125%	12/15/12	15,000	15,040
Total U.S. Government and Agency Obligations (Cost $4,080,707)				4,080,707
Repurchase Agreements (0.4%)
Goldman Sachs & Co.
(Dated 8/31/12, Repurchase Value $2,000,000,
collateralized by Federal Farm Credit Bank
0.350%–2.940%, 9/23/13–10/3/23)	0.190%	9/4/12	2,000	2,000
JP Morgan Securities LLC
(Dated 8/31/12, Repurchase Value $7,000,000,
collateralized by U.S. Treasury Note/Bond
0.250%, 8/31/14)	0.180%	9/4/12	7,000	7,000
RBC Capital Markets LLC
(Dated 8/31/12, Repurchase Value $3,000,000,
collateralized by U.S. Treasury Note/Bond
2.625%, 7/31/14)	0.150%	9/4/12	3,000	3,000
TD Securities (USA) LLC
(Dated 8/31/12, Repurchase Value $5,000,000,
collateralized by U.S. Treasury Note/Bond
1.250%, 3/15/14)	0.170%	9/4/12	5,000	5,000
Total Repurchase Agreements (Cost $17,000)				17,000
Total Investments (99.9%) (Cost $4,097,707)				4,097,707
Other Assets and Liabilities (0.1%)
Other Assets				9,850
Liabilities				(4,387)
				5,463
Net Assets (100%)
Applicable to 4,102,508,514 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,103,170
Net Asset Value Per Share				$1.00

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,103,024
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	146
Net Assets	4,103,170

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest	5,947
Total Income	5,947
Expenses
The Vanguard Group—Note B
Investment Advisory Services	203
Management and Administrative	5,879
Marketing and Distribution	910
Custodian Fees	74
Auditing Fees	28
Shareholders’ Reports	49
Trustees’ Fees and Expenses	5
Total Expenses	7,148
Expense Reduction—Note B	(1,645)
Net Expenses	5,503
Net Investment Income	444
Realized Net Gain (Loss) on Investment Securities Sold	35
Net Increase (Decrease) in Net Assets Resulting from Operations	479

See accompanying Notes, which are an integral part of the Financial Statements.

40

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	444	903
Realized Net Gain (Loss)	35	45
Net Increase (Decrease) in Net Assets Resulting from Operations	479	948
Distributions
Net Investment Income	(444)	(903)
Realized Capital Gain	—	—
Total Distributions	(444)	(903)
Capital Share Transactions (at $1.00)
Issued	379,852	474,221
Issued in Lieu of Cash Distributions	435	881
Redeemed	(1,071,053)	(1,729,232)
Net Increase (Decrease) from Capital Share Transactions	(690,766)	(1,254,130)
Total Increase (Decrease)	(690,731)	(1,254,085)
Net Assets
Beginning of Period	4,793,901	6,047,986
End of Period	4,103,170	4,793,901

See accompanying Notes, which are an integral part of the Financial Statements.

41

Federal Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0002	.0004	.011	.034
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0002	.0004	.011	.034
Distributions
Dividends from Net Investment Income	(.0001)	(.0002)	(.0004)	(.011)	(.034)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0002)	(.0004)	(.011)	(.034)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.02%	0.04%	1.06%	3.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,103	$4,794	$6,048	$9,386	$8,982
Ratio of Expenses to
Average Net Assets	0.12%[2]	0.19%[2]	0.22%	0.27%[3]	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.02%	0.04%	1.03%	3.33%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratios of total expenses to average net assets before expense reductions were 0.16% and 0.20%. See Note B in the Notes to Financial Statements.
3 Includes 0.02% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements. 1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $600,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2012, Vanguard’s expenses were reduced by $1,645,000 (an effective annual rate of 0.04% of the fund’s average net assets).

43

Federal Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

44

Admiral Treasury Money Market Fund

Fund Profile
As of August 31, 2012

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.12%
7-Day SEC Yield	0.02%
Average Weighted
Maturity	56 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 27, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.05%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.10%.

45

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2002, Through August 31, 2012
Initial Investment of $50,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Admiral Treasury Money Market
Fund	0.01%	0.76%	1.73%	$59,369
iMoneyNet Money Fund Report’s
100% Treasury Funds Average	0.00	0.45	1.27	56,722
Citigroup Three-Month U.S. Treasury
Bill Index	0.05	0.71	1.74	59,411

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

46

Admiral Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2002, Through August 31, 2012

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2003	1.20%	0.67%
2004	0.91	0.39
2005	2.29	1.61
2006	4.22	3.54
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00

7-day SEC yield (8/31/2012): 0.02%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Admiral Treasury Money Market
Fund	12/14/1992	0.01%	0.92%	1.76%

47

Admiral Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
United States Cash Management Bill	0.113%	9/17/12	3,955	3,955
United States Treasury Bill	0.076%–0.120%	9/6/12	672,843	672,835
United States Treasury Bill	0.076%–0.090%	9/13/12	810,786	810,762
United States Treasury Bill	0.096%–0.098%	9/20/12	1,020,000	1,019,947
United States Treasury Bill	0.091%–0.150%	9/27/12	1,422,000	1,421,890
United States Treasury Bill	0.103%–0.140%	10/4/12	1,200,000	1,199,870
United States Treasury Bill	0.093%–0.150%	10/11/12	918,000	917,879
United States Treasury Bill	0.091%	10/18/12	624,000	623,926
United States Treasury Bill	0.090%–0.091%	10/25/12	881,000	880,881
United States Treasury Bill	0.108%–0.150%	11/1/12	790,000	789,840
United States Treasury Bill	0.100%–0.145%	11/8/12	900,000	899,814
United States Treasury Bill	0.110%–0.148%	11/15/12	825,000	824,791
United States Treasury Bill	0.104%–0.143%	11/23/12	968,000	967,754
United States Treasury Bill	0.110%	11/29/12	750,000	749,796
United States Treasury Bill	0.145%	1/10/13	228,000	227,880
United States Treasury Bill	0.143%	1/17/13	250,000	249,864
United States Treasury Bill	0.140%	1/24/13	140,000	139,921
United States Treasury Bill	0.138%	2/7/13	200,000	199,878
United States Treasury Bill	0.145%	2/14/13	100,000	99,933
United States Treasury Note/Bond	0.500%	11/30/12	550,000	550,458
United States Treasury Note/Bond	3.875%	2/15/13	100,000	101,678
Total U.S. Government and Agency Obligations (Cost $13,353,552)				13,353,552
Total Investments (100.0%) (Cost $13,353,552)				13,353,552

48

Admiral Treasury Money Market Fund

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	13,611
Liabilities	(13,460)
151
Net Assets (100%)
Applicable to 13,350,463,734 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,353,703
Net Asset Value Per Share	$1.00

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	13,353,510
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	193
Net Assets	13,353,703

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
See accompanying Notes, which are an integral part of the Financial Statements.

49

Admiral Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest	8,739
Total Income	8,739
Expenses
The Vanguard Group—Note B
Investment Advisory Services	652
Management and Administrative	10,572
Marketing and Distribution	2,570
Custodian Fees	214
Auditing Fees	23
Shareholders’ Reports	75
Trustees’ Fees and Expenses	14
Total Expenses	14,120
Expense Reduction—Note B	(6,934)
Net Expenses	7,186
Net Investment Income	1,553
Realized Net Gain (Loss) on Investment Securities Sold	46
Net Increase (Decrease) in Net Assets Resulting from Operations	1,599

See accompanying Notes, which are an integral part of the Financial Statements.

50

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,553	2,726
Realized Net Gain (Loss)	46	110
Net Increase (Decrease) in Net Assets Resulting from Operations	1,599	2,836
Distributions
Net Investment Income	(1,553)	(2,726)
Realized Capital Gain	—	—
Total Distributions	(1,553)	(2,726)
Capital Share Transactions (at $1.00)
Issued	865,430	976,384
Issued in Lieu of Cash Distributions	1,508	2,643
Redeemed	(2,827,163)	(4,391,653)
Net Increase (Decrease) from Capital Share Transactions	(1,960,225)	(3,412,626)
Total Increase (Decrease)	(1,960,179)	(3,412,516)
Net Assets
Beginning of Period	15,313,882	18,726,398
End of Period	13,353,703	15,313,882

See accompanying Notes, which are an integral part of the Financial Statements.

51

Admiral Treasury Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0002	.0003	.007	.030
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0002	.0003	.007	.030
Distributions
Dividends from Net Investment Income	(.0001)	(.0002)	(.0003)	(.007)	(.030)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0002)	(.0003)	(.007)	(.030)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.02%	0.03%	0.70%	3.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,354	$15,314	$18,726	$25,435	$23,289
Ratio of Expenses to
Average Net Assets	0.05%[2]	0.11%[2]	0.14%	0.15%[3]	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.02%	0.03%	0.74%	2.98%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratios of total expenses to average net assets before expense reductions were 0.10% and 0.12%. See Note B in Notes to Financial Statements.
3 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements 1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $1,953,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2012, Vanguard’s expenses were reduced by $6,934,000 (an effective annual rate of 0.05% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

53

Admiral Treasury Money Market Fund

At August 31, 2012, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

54

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund (the “Funds”) at August 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Municipal Cash Management Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

55

Special 2012 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 70.0% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Admiral Treasury Money Market Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

56

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

57

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.21	$0.81
Institutional Shares	1,000.00	1,000.54	0.45
Federal Money Market Fund	$1,000.00	$1,000.05	$0.71
Admiral Treasury Money Market Fund	$1,000.00	$1,000.06	$0.40
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.40	$0.82
Institutional Shares	1,000.00	1,024.75	0.46
Federal Money Market Fund	$1,000.00	$1,024.50	$0.71
Admiral Treasury Money Market Fund	$1,000.00	$1,024.80	$0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.09% for Institutional Shares; for the Federal Money Market Fund, 0.14%; and for the Admiral Treasury Money Market Fund, 0.08%. The annualized six-month expense ratios for the Federal Money Market Fund and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratios were: for the Federal Money Market Fund, 0.18%; and for the Admiral Treasury Money Market Fund, 0.13%.

58

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Admiral Treasury Money Market Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment policies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

59

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102012

Annual Report | August 31, 2012

Vanguard S&P Mid-Cap 400
Index Funds

Vanguard S&P Mid-Cap 400 Index Fund
Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard S&P Mid-Cap 400 Growth Index Fund

> All three Vanguard S&P 400 Mid-Cap Funds delivered double-digit returns for the fiscal year ended August 31, 2012, although mid-cap stocks trailed their small-cap and large-cap counterparts.

> The three funds closely tracked the returns of their respective benchmark indexes and surpassed the average returns of peer funds.

> Financial, consumer discretionary, and industrial stocks were among the funds’ top performers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	9
S&P Mid-Cap 400 Value Index Fund.	26
S&P Mid-Cap 400 Growth Index Fund.	41
Your Fund’s After-Tax Returns.	58
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangement.	61
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	12.69%
ETF Shares
Market Price	12.62
Net Asset Value	12.60
S&P MidCap 400 Index	12.75
Mid-Cap Core Funds Average	10.77
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	14.32%
ETF Shares
Market Price	14.66
Net Asset Value	14.18
S&P MidCap 400 Value Index	14.41
Mid-Cap Value Funds Average	11.51
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	11.12%
ETF Shares
Market Price	10.96
Net Asset Value	10.97
S&P MidCap 400 Growth Index	11.17
Mid-Cap Growth Funds Average	9.70

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Chairman’s Letter

Dear Shareholder,

The U.S. stock market generated solid results for the fiscal year ended August 31, 2012, despite facing some hurdles along the way. Mid-capitalization stocks participated in the gains, although they were outside the market’s sweet spot. Their 12-month returns were behind those of their large-cap and small-cap brethren.

Returns for the funds featured in this report ranged from about 11% for Vanguard S&P Mid-Cap 400 Growth Index Fund to about 14% for Vanguard S&P Mid-Cap 400 Value Index Fund. Vanguard S&P Mid-Cap 400 Index Fund, a blend of the Growth and Value Funds, posted a return in the middle of the range at more than 12%.

All three funds closely tracked the performance of their respective benchmark indexes and bested their peer-group averages for the 12 months. The funds’ strongest performers included financial, consumer discretionary, and industrial stocks.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared. Though

European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program. As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.)

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt
market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Mid-caps weren’t market stars, but they performed respectably
Over the past 20 years, the returns of mid-cap stocks have exceeded those of their large-cap and small-cap counterparts. Of course, past performance isn’t indicative of future returns, and this long-term trend didn’t hold up over the recent reporting period.

For the fiscal year ended August 31, 2012, mid-caps trailed large-cap and small-cap stocks by several percentage points. The S&P MidCap 400 Index returned 12.75%, compared with 18.00% for the S&P 500 Index, a measure of the 500 largest U.S. companies, and 16.90% for the S&P SmallCap 600 Index.

Negative returns in the energy and consumer staples sectors restrained results for all three S&P Mid-Cap 400 Index Funds. Energy stocks have been hurt by historically low natural gas prices and a decline in crude oil prices. Poor results in the food products category limited consumer staples stocks.

Still, the good news largely outweighed the bad in the mid-cap arena. Financial stocks, the largest sector for the S&P Mid-Cap 400 Index and S&P Mid-Cap 400 Value Index Funds, were a source

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.10%	0.17%	1.28%
S&P Mid-Cap 400 Value Index Fund	0.12	0.24	1.31
S&P Mid-Cap 400 Growth Index Fund	0.08	0.20	1.40

The fund expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds; and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

of strength for all three funds. Real Estate Investment Trusts (REITs), which must pay out nearly all of their earnings to shareholders, have attracted income-hungry investors discouraged by the low yields available from fixed income investments. Insurance companies, along with commercial and investment banks, also contributed to results as the slow recovery from the recession continued.

Consumer discretionary stocks generated returns of more than 20% for all three funds. While most segments of the sector contributed, specialty retailers, hotels and restaurants, and luxury goods and apparel firms added most, benefiting as slightly more confident consumers spent more freely.

The industrial sector was also a standout for the three funds. Machinery and electrical equipment manufacturers, transportation firms, and building products companies showed improvement as business expansion picked up and factory activity increased. Within the S&P Mid-Cap 400 Growth Index Fund, health care stocks performed especially well. Bright spots in the Value Fund also included information technology and materials.

Portfolio management systems lead to index-tracking precision
The S&P Mid-Cap 400 Value Index Fund launched its Institutional Shares on November 2, 2010, and the S&P Mid-Cap 400 Index and S&P Mid-Cap 400 Growth Index Funds followed suit on March 28, 2011. Since their respective inception

Why are some stocks in both the growth and value indexes?
If you look closely at many value and growth indexes—and the funds that seek to track them—you’ll notice that they have some of the same holdings.

The overlap is a result of the methodology used to create and update the indexes.
Here’s how it works: The index provider ranks all the stocks in a broader “parent”
index according to growth and value metrics. Some of the stocks will be classified as purely growth or purely value. But a portion will fall in between, with characteristics of each.

This type of stock will then be divided between the indexes. If it’s closer to the growth end of the spectrum, more of its market capitalization will be assigned to the growth index—and vice versa for value-oriented stocks.

This method can reduce the number of stocks that drift entirely out of one index and into another. And that, in turn, can lead to lower transaction costs and greater tax efficiency for funds that follow the indexes.

dates, the funds’ Institutional Shares have posted average annual returns of 1.80% for the S&P Mid-Cap 400 Index Fund, 2.66% for the Growth Fund, and 8.86% for the Value Fund.

While a year or two is nowhere near enough time to adequately evaluate an investment, the funds have met their primary objective of closely tracking their benchmark indexes. This success is a credit to Vanguard Equity Investment Group, which combines experienced portfolio management with sophisticated risk-control and trading systems. The funds’ low expense ratios also help keep returns close to those of their cost-free benchmark indexes.

The rise of index funds and the merits of active management
Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research firm Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both the conventional variety and ETFs.

The benefits of index funds such as the Vanguard S&P Mid-Cap 400 Index Funds are crystal-clear: low costs, diversification across a market or market segment, and limited deviation from the returns of benchmark indexes. But what about

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the recent prospectus. These figures include the funds’ actual operating expenses. For so me funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more relevant tally of the operating costs incurred by shareholders.

actively managed funds? Although Vanguard is a prominent indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, a few basic principles can put you in position to meet your long-term financial goals. Consider a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2012

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	$116.52	$130.17	$1.019	$0.000
ETF Shares	58.37	65.20	0.475	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$111.20	$125.30	$1.648	$0.000
ETF Shares	55.69	62.71	0.795	0.000
Vanguard S&P Mid-Cap 400 Growth Index
Fund
Institutional Shares	$121.54	$134.20	$0.761	$0.000
ETF Shares	61.13	67.47	0.331	0.000

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSPMX	IVOO
Expense Ratio[1]	0.10%	0.17%
30-Day SEC Yield	1.39%	1.32%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		MidCap 400	Market
	Fund	Index	Index
Number of Stocks	400	400	3,678
Median Market Cap	$3.6B	$3.6B	$34.9B
Price/Earnings Ratio	19.8x	19.8x	16.3x
Price/Book Ratio	2.0x	2.0x	2.1x
Return on Equity	11.8%	11.8%	18.1%
Earnings Growth Rate	7.5%	7.5%	10.5%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund 400 Index		Index
Consumer Discretionary 14.1%		14.1%	12.1%
Consumer Staples	3.3	3.3	9.8
Energy	5.8	5.8	10.2
Financials	22.2	22.1	15.9
Health Care	10.1	10.1	11.7
Industrials	16.2	16.2	10.6
Information Technology 15.9		15.9	19.5
Materials	6.9	6.9	3.8
Telecommunication
Services	0.5	0.6	2.8
Utilities	5.0	5.0	3.6

Ten Largest Holdings (% of total net assets)
Regeneron
Pharmaceuticals Inc.	Biotechnology	1.0%
Vertex Pharmaceuticals
Inc.	Biotechnology	1.0
Equinix Inc.	Internet Software &
	Services	0.8
Kansas City Southern	Railroads	0.7
HollyFrontier Corp.	Oil & Gas Refining
	& Marketing	0.7
AMETEK Inc.	Electrical
	Components &
	Equipment	0.7
Macerich Co.	Retail REITs	0.7
PetSmart Inc.	Specialty Stores	0.7
Church & Dwight Co.	Household
Inc.	Products	0.7
SL Green Realty Corp.	Office REITs	0.6
Top Ten		7.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Mid-Cap 400 Index FundETF
Shares Net Asset Value	12.60%	15.03%	$13,198
S&P Mid-Cap 400 Index FundETF
Shares Market Price	12.62	15.04	13,199
S&P MidCap 400 Index	12.75	15.20	13,237

Mid-Cap Core Funds Average	10.77	13.09	12,760
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	12.69%	1.80%	$5,128,775
S&P MidCap 400 Index	12.75	1.88	5,134,497
Dow Jones U.S. Total Stock Market Index	16.74	6.07	5,439,396

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index FundETF Shares
Market Price	12.62%	31.99%
S&P Mid-Cap 400 Index FundETF Shares Net
Asset Value	12.60	31.98
S&P MidCap 400 Index	12.75	32.37

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P Mid-Cap 400 Index Fund ETF Shares Net Asset Value
S&P MidCap 400 Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/20111	-2.42%	-0.66%
ETF Shares	9/7/2010
Market Price		-2.44	14.42
Net Asset Value		-2.49	14.41

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (14.1%)
	PetSmart Inc.	15,390	1,091
	Tractor Supply Co.	10,231	977
	PVH Corp.	9,996	939
*	LKQ Corp.	20,933	790
	Foot Locker Inc.	21,526	744
	Advance Auto Parts Inc.	10,439	742
	Polaris Industries Inc.	9,754	733
*	Toll Brothers Inc.	20,838	682
	Dick’s Sporting Goods Inc.	13,412	667
*	Panera Bread Co. Class A	4,223	654
	American Eagle
	Outfitters Inc.	27,813	619
*	Under Armour Inc. Class A	10,506	612
*	NVR Inc.	720	596
*	Mohawk Industries Inc.	8,130	586
	Williams-Sonoma Inc.	14,134	580
	Signet Jewelers Ltd.	12,078	554
	Jarden Corp.	10,844	524
	Chico’s FAS Inc.	23,802	451
*	Hanesbrands Inc.	13,848	449
	Tupperware Brands Corp.	7,936	424
*	Carter’s Inc.	7,277	405
	Service Corp. International	30,815	402
*	Ascena Retail Group Inc.	19,231	381
	Brinker International Inc.	10,701	369
	Gentex Corp.	20,471	359
	Cinemark Holdings Inc.	14,505	340
	John Wiley & Sons Inc.
	Class A	6,630	327
	Aaron’s Inc.	10,795	322
*	AMC Networks Inc. Class A	8,147	320
	Sotheby’s	9,616	301
*	Warnaco Group Inc.	5,825	300
	Rent-A-Center Inc.	8,434	298
*	Life Time Fitness Inc.	6,086	289
*	Lamar Advertising Co.
	Class A	8,340	276
*	Bally Technologies Inc.	6,118	271

			Market
			Value
		Shares	($000)
*	Deckers Outdoor Corp.	5,463	271
*	Saks Inc.	22,606	266
*	Tempur-Pedic
	International Inc.	8,454	264
	Cheesecake Factory Inc.	7,668	255
	HSN Inc.	5,563	250
*	ANN Inc.	6,926	246
	Guess? Inc.	9,196	240
	Thor Industries Inc.	6,005	189
*	Collective Brands Inc.	8,708	188
	MDC Holdings Inc.	5,382	187
	Wendy’s Co.	42,124	180
*	DreamWorks Animation
	SKG Inc. Class A	10,145	172
	Meredith Corp.	5,283	172
	Bob Evans Farms Inc.	4,138	163
*	Aeropostale Inc.	11,541	161
*	New York Times Co.
	Class A	17,240	158
	Regis Corp.	8,174	147
*	Valassis Communications Inc.	5,643	141
*	WMS Industries Inc.	7,824	125
	Matthews International
	Corp. Class A	4,005	120
	KB Home	10,247	113
	Scholastic Corp.	3,577	109
	Strayer Education Inc.	1,686	109
	International Speedway
	Corp. Class A	3,943	105
*	ITT Educational Services Inc.	2,575	82
*	Barnes & Noble Inc.	5,825	70
*	Office Depot Inc.	40,400	62
*	Scientific Games Corp.
	Class A	8,321	61
	RadioShack Corp.	14,181	34
			23,014
Consumer Staples (3.3%)
	Church & Dwight Co. Inc.	19,722	1,080
	Energizer Holdings Inc.	9,280	639
	Ingredion Inc.	10,832	583
*	Ralcorp Holdings Inc.	7,835	556

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
*	Green Mountain Coffee
	Roasters Inc.	18,522	450
	Hillshire Brands Co.	16,846	439
*	Smithfield Foods Inc.	21,653	418
	Flowers Foods Inc.	16,012	331
	Harris Teeter
	Supermarkets Inc.	6,998	273
	Lancaster Colony Corp.	2,827	205
	Universal Corp.	3,303	157
*	Post Holdings Inc.	3,909	117
	Tootsie Roll Industries Inc.	3,604	91
	SUPERVALU Inc.	30,202	72
			5,411
Energy (5.8%)
	HollyFrontier Corp.	29,362	1,183
	Oceaneering
	International Inc.	15,379	823
*	Plains Exploration &
	Production Co.	18,306	720
	Cimarex Energy Co.	12,165	696
*	Oil States International Inc.	7,774	608
*	Dresser-Rand Group Inc.	10,735	543
	Energen Corp.	10,237	523
*	Superior Energy
	Services Inc.	22,359	464
	SM Energy Co.	9,105	430
	World Fuel Services Corp.	10,205	380
*	Atwood Oceanics Inc.	8,071	374
	Tidewater Inc.	7,274	345
*	Dril-Quip Inc.	4,906	344
	Patterson-UTI Energy Inc.	22,162	337
*	Rosetta Resources Inc.	7,509	322
*	Helix Energy Solutions
	Group Inc.	14,997	264
*	Unit Corp.	5,929	236
	CARBO Ceramics Inc.	2,817	198
	Arch Coal Inc.	30,138	184
*	Bill Barrett Corp.	6,832	150
*	Northern Oil and Gas Inc.	9,019	147
*	Forest Oil Corp.	16,730	124
*	Quicksilver Resources Inc.	17,258	59
			9,454
Financials (22.1%)
	Macerich Co.	18,822	1,121
	SL Green Realty Corp.	12,727	1,026
	Federal Realty
	Investment Trust	9,075	979
	UDR Inc.	35,562	898
*	Affiliated Managers
	Group Inc.	7,294	858
	Rayonier Inc.	17,318	848
	New York Community
	Bancorp Inc.	62,357	827
	Realty Income Corp.	18,945	798
	Camden Property Trust	11,402	792
	Everest Re Group Ltd.	7,486	776

			Market
			Value
		Shares	($000)
	Essex Property Trust Inc.	4,998	760
*	Alleghany Corp.	2,068	697
	Taubman Centers Inc.	8,341	667
	Alexandria Real Estate
	Equities Inc.	8,817	652
	Regency Centers Corp.	12,763	625
	Reinsurance Group of
	America Inc. Class A	10,461	615
	Liberty Property Trust	16,653	614
*	MSCI Inc. Class A	17,250	605
	Arthur J Gallagher & Co.	16,789	600
	Fidelity National
	Financial Inc. Class A	31,621	596
	WR Berkley Corp.	15,902	594
	American Campus
	Communities Inc.	12,730	594
	Raymond James
	Financial Inc.	15,844	558
	Senior Housing
	Properties Trust	24,790	548
	Duke Realty Corp.	37,816	548
	BRE Properties Inc.	10,884	543
	Cullen/Frost Bankers Inc.	8,711	484
	Weingarten Realty
	Investors	17,201	480
	HCC Insurance
	Holdings Inc.	14,364	475
	National Retail
	Properties Inc.	15,189	472
	East West Bancorp Inc.	20,521	450
	Commerce Bancshares Inc.	11,172	449
	Jones Lang LaSalle Inc.	6,209	448
	Eaton Vance Corp.	16,403	444
	SEI Investments Co.	20,430	444
	Home Properties Inc.	6,906	441
	Brown & Brown Inc.	16,473	432
*	Signature Bank	6,554	424
	Hospitality Properties Trust	17,537	422
	BioMed Realty Trust Inc.	21,881	406
	American Financial
	Group Inc.	10,726	403
	First Niagara Financial
	Group Inc.	50,058	395
*	SVB Financial Group	6,275	364
	Waddell & Reed
	Financial Inc. Class A	12,256	363
	Omega Healthcare
	Investors Inc.	15,018	361
	Hancock Holding Co.	12,033	357
	CBOE Holdings Inc.	12,412	353
	Highwoods Properties Inc.	10,494	342
	City National Corp.	6,658	342
	Mack-Cali Realty Corp.	12,465	333
	Protective Life Corp.	11,499	325
	Associated Banc-Corp	24,692	320

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
	Old Republic
	International Corp.	36,830	318
	Jefferies Group Inc.	21,340	314
	Bank of Hawaii Corp.	6,462	299
	Aspen Insurance
	Holdings Ltd.	10,153	295
	First American
	Financial Corp.	15,070	290
	Fulton Financial Corp.	28,506	277
	Valley National Bancorp	28,004	272
	Prosperity Bancshares Inc.	6,199	261
	TCF Financial Corp.	23,026	256
	Washington Federal Inc.	15,173	244
	FirstMerit Corp.	15,568	244
	Janus Capital Group Inc.	26,764	233
	Synovus Financial Corp.	111,684	232
	Apollo Investment Corp.	28,808	231
	Corporate Office
	Properties Trust	10,228	229
	Hanover Insurance
	Group Inc.	6,395	228
	Webster Financial Corp.	10,479	223
	Trustmark Corp.	9,196	218
	Kemper Corp.	7,039	215
	Potlatch Corp.	5,726	207
	Mercury General Corp.	5,144	197
	StanCorp Financial Group Inc.	6,302	197
	Westamerica Bancorporation	3,956	184
	Cathay General Bancorp	11,176	183
	Greenhill & Co. Inc.	4,126	180
	Equity One Inc.	8,474	180
*	Alexander & Baldwin Inc.	5,993	178
	BancorpSouth Inc.	11,666	172
	International
	Bancshares Corp.	7,546	138
	Astoria Financial Corp.	11,887	120
			36,083
Health Care (10.1%)
*	Regeneron
	Pharmaceuticals Inc.	11,075	1,640
*	Vertex Pharmaceuticals Inc.	29,966	1,598
*	Henry Schein Inc.	12,760	980
*	ResMed Inc.	20,260	761
*	IDEXX Laboratories Inc.	7,816	743
*	Hologic Inc.	37,574	738
*	Mettler-Toledo
	International Inc.	4,466	737
*	AMERIGROUP Corp.	6,883	626
	Cooper Cos. Inc.	6,727	564
	Universal Health
	Services Inc. Class B	13,742	549
*	Endo Health Solutions Inc.	16,633	529
	Omnicare Inc.	16,034	519
*	MEDNAX Inc.	6,983	484
*	HMS Holdings Corp.	12,202	420
*	United Therapeutics Corp.	7,620	412

			Market
			Value
		Shares	($000)
	Teleflex Inc.	5,793	383
*	Covance Inc.	7,870	376
	Techne Corp.	5,226	358
*	Community Health
	Systems Inc.	12,905	349
*	WellCare Health Plans Inc.	6,116	347
*	Thoratec Corp.	8,328	282
*	Bio-Rad Laboratories Inc.
	Class A	2,806	282
	STERIS Corp.	8,206	281
*	LifePoint Hospitals Inc.	6,922	280
*	Health Management
	Associates Inc. Class A	36,394	279
*	Health Net Inc.	11,824	275
	Medicis Pharmaceutical
	Corp. Class A	8,446	267
*	Allscripts Healthcare
	Solutions Inc.	24,319	255
*	Charles River Laboratories
	International Inc.	6,956	253
	Owens & Minor Inc.	9,018	252
	Hill-Rom Holdings Inc.	8,809	244
*	VCA Antech Inc.	12,422	240
*	Masimo Corp.	8,143	180
			16,483
Industrials (16.2%)
	Kansas City Southern	15,617	1,208
	AMETEK Inc.	34,233	1,175
	Donaldson Co. Inc.	21,149	746
	Hubbell Inc. Class B	8,412	680
	JB Hunt Transport
	Services Inc.	12,795	671
	Pentair Inc.	14,057	597
*	B/E Aerospace Inc.	14,747	594
*	AGCO Corp.	13,798	581
*	Fortune Brands Home
	& Security Inc.	22,655	578
	KBR Inc.	21,062	571
	Wabtec Corp.	6,837	534
	Waste Connections Inc.	17,507	507
	Lincoln Electric Holdings Inc.	11,879	490
	Timken Co.	11,915	479
	IDEX Corp.	11,924	475
	Corrections Corp.
	of America	14,189	473
	Nordson Corp.	8,032	472
	Carlisle Cos. Inc.	8,816	461
	SPX Corp.	7,190	459
	MSC Industrial Direct
	Co. Inc. Class A	6,557	454
	Gardner Denver Inc.	7,108	428
	Graco Inc.	8,580	424
	Manpower Inc.	11,382	422
	Triumph Group Inc.	7,071	420
	Kennametal Inc.	11,361	419
*	Kirby Corp.	7,930	418

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
	Valmont Industries Inc.	3,202	406
	Regal-Beloit Corp.	5,909	402
*	Copart Inc.	14,768	394
*	Shaw Group Inc.	9,357	394
	Towers Watson & Co.
	Class A	7,234	393
	URS Corp.	10,750	391
*	United Rentals Inc.	11,974	387
	Acuity Brands Inc.	6,010	386
*	Clean Harbors Inc.	6,732	366
*	Terex Corp.	15,671	346
	Lennox International Inc.	7,234	344
	CLARCOR Inc.	7,131	343
*	Alaska Air Group Inc.	10,093	339
*	Oshkosh Corp.	13,009	330
	Trinity Industries Inc.	11,393	323
	Watsco Inc.	4,198	317
	Landstar System Inc.	6,665	315
*	AECOM Technology Corp.	16,027	311
	Woodward Inc.	8,541	298
*	Huntington Ingalls
	Industries Inc.	7,020	281
	GATX Corp.	6,645	274
	Exelis Inc.	26,490	268
	Crane Co.	7,013	266
*	Esterline Technologies Corp.	4,373	262
	ITT Corp.	13,104	261
	Con-way Inc.	7,923	240
	Harsco Corp.	11,434	233
	Alliant Techsystems Inc.	4,704	230
	Corporate Executive
	Board Co.	4,758	222
	Rollins Inc.	9,170	213
	Deluxe Corp.	7,241	205
	UTi Worldwide Inc.	14,705	202
*	General Cable Corp.	7,066	191
	HNI Corp.	6,465	179
	Herman Miller Inc.	8,283	162
*	JetBlue Airways Corp.	32,422	159
*	FTI Consulting Inc.	5,962	155
	Mine Safety Appliances Co.	4,402	154
	Brink’s Co.	6,712	149
	Werner Enterprises Inc.	6,311	140
	Granite Construction Inc.	4,941	136
	Matson Inc.	5,993	136
*	Korn/Ferry International	6,796	97
			26,336
Information Technology (15.9%)
*	Equinix Inc.	6,826	1,349
*	Alliance Data Systems Corp.	7,150	984
*	ANSYS Inc.	13,226	922
*	Rackspace Hosting Inc.	15,162	909
*	Trimble Navigation Ltd.	17,763	871
*	Skyworks Solutions Inc.	26,931	820
*	TIBCO Software Inc.	23,410	700
*	Synopsys Inc.	20,890	690

			Market
			Value
		Shares	($000)
*	Avnet Inc.	20,586	663
*	Gartner Inc.	13,238	654
	FactSet Research
	Systems Inc.	6,380	589
*	MICROS Systems Inc.	11,402	578
*	Arrow Electronics Inc.	15,863	575
*	VeriFone Systems Inc.	15,276	531
*	Cadence Design
	Systems Inc.	38,980	514
*	NCR Corp.	22,524	504
*	Informatica Corp.	15,365	501
*	Concur Technologies Inc.	6,686	484
	Global Payments Inc.	11,150	464
*	Cree Inc.	16,412	463
	Jack Henry & Associates Inc.	12,392	458
*	Riverbed Technology Inc.	22,501	450
*	AOL Inc.	13,272	447
*	SolarWinds Inc.	7,663	421
	Broadridge Financial
	Solutions Inc.	17,727	420
	Solera Holdings Inc.	9,863	406
*	Atmel Corp.	62,993	374
*	CoreLogic Inc.	15,161	373
*	Wright Express Corp.	5,515	363
*	Parametric Technology Corp.	16,949	360
*	NeuStar Inc. Class A	9,496	357
	National Instruments Corp.	13,229	341
	Lender Processing
	Services Inc.	11,997	337
*	Ingram Micro Inc.	21,625	330
*	Compuware Corp.	30,920	309
	Diebold Inc.	8,942	291
*	Tech Data Corp.	5,659	275
*	Zebra Technologies Corp.	7,362	274
*	Polycom Inc.	25,313	264
*	Fairchild Semiconductor
	International Inc. Class A	18,070	262
	Convergys Corp.	16,564	257
	Cypress Semiconductor
	Corp.	21,627	251
	DST Systems Inc.	4,851	247
*	Itron Inc.	5,672	246
*	ACI Worldwide Inc.	5,644	245
*	Rovi Corp.	15,757	242
*	Silicon Laboratories Inc.	6,088	233
*	Semtech Corp.	9,302	228
*	Quest Software Inc.	8,055	225
*	Mentor Graphics Corp.	13,244	219
	Plantronics Inc.	6,036	215
	Fair Isaac Corp.	4,867	208
*	Vishay Intertechnology Inc.	20,344	194
*	Ciena Corp.	14,077	192
*	Acxiom Corp.	10,906	186
	Tellabs Inc.	52,005	185
	ADTRAN Inc.	9,048	184
*	ValueClick Inc.	10,654	173

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
*	International Rectifier Corp.	9,824	171
*	QLogic Corp.	13,840	168
	Intersil Corp. Class A	18,098	160
*	RF Micro Devices Inc.	39,504	148
*	Monster Worldwide Inc.	17,227	120
*	Advent Software Inc.	4,535	108
*	Integrated Device
	Technology Inc.	20,214	108
*	MEMC Electronic
	Materials Inc.	32,826	88
	Mantech International Corp.
	Class A	3,309	74
			25,952
Materials (6.9%)
	Ashland Inc.	11,142	820
	Royal Gold Inc.	8,471	746
	Albemarle Corp.	12,667	693
	Valspar Corp.	12,946	690
	Rock-Tenn Co. Class A	10,031	670
	Reliance Steel &
	Aluminum Co.	10,663	548
	RPM International Inc.	18,667	512
	Martin Marietta
	Materials Inc.	6,475	494
	Aptargroup Inc.	9,449	479
	Cytec Industries Inc.	6,526	447
	Packaging Corp. of America	13,916	445
	Sonoco Products Co.	14,276	437
	Steel Dynamics Inc.	31,097	380
	Domtar Corp.	5,130	372
	NewMarket Corp.	1,503	370
	Compass Minerals
	International Inc.	4,694	337
	Cabot Corp.	9,000	313
	Carpenter Technology Corp.	6,242	295
	Silgan Holdings Inc.	7,026	295
*	Louisiana-Pacific Corp.	19,524	262
	Scotts Miracle-Gro Co.
	Class A	6,158	256
	Sensient Technologies Corp.	7,087	254
	Olin Corp.	11,371	244
	Commercial Metals Co.	16,465	210
	Greif Inc. Class A	4,360	194
	Minerals Technologies Inc.	2,519	171
*	Intrepid Potash Inc.	7,483	168
	Worthington Industries Inc.	7,548	158
			11,260
Telecommunication Services (0.6%)
*	tw telecom inc Class A	21,361	537
	Telephone & Data
	Systems Inc.	13,713	337
			874

		Market
		Value
	Shares	($000)
Utilities (5.0%)
OGE Energy Corp.	14,001	757
Alliant Energy Corp.	15,748	694
National Fuel Gas Co.	11,810	589
NV Energy Inc.	33,495	587
MDU Resources Group Inc.	26,800	578
Westar Energy Inc.	17,909	521
Questar Corp.	25,292	500
Aqua America Inc.	19,741	494
UGI Corp.	15,945	486
Great Plains Energy Inc.	21,718	463
Atmos Energy Corp.	12,777	446
Hawaiian Electric
Industries Inc.	13,713	364
Cleco Corp.	8,648	354
Vectren Corp.	11,638	328
IDACORP Inc.	7,111	295
WGL Holdings Inc.	7,315	286
PNM Resources Inc.	11,309	233
Black Hills Corp.	6,260	214
		8,189
Total Common Stocks
(Cost $157,919)		163,056
Temporary Cash Investment (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae Discount
Notes, 0.140%, 9/19/12
(Cost $50)	50	50
Total Investments (100.0%)
(Cost $157,969)		163,106
Other Assets and Liabilities (0.0%)
Other Assets		205
Liabilities		(190)
		15
Net Assets (100%)		163,121

S&P Mid-Cap 400 Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	159,198
Undistributed Net Investment Income	922
Accumulated Net Realized Losses	(2,137)
Unrealized Appreciation (Depreciation)
Investment Securities	5,137
Futures Contracts	1
Net Assets	163,121

Institutional Shares—Net Assets
Applicable to 702,168 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	91,398
Net Asset Value Per Share—
Institutional Shares	$130.17

ETF Shares—Net Assets
Applicable to 1,100,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	71,723
Net Asset Value Per Share—
ETF Shares	$65.20

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	1,479
Interest[1]	1
Security Lending	5
Total Income	1,485
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	10
Management and Administrative—ETF Shares	34
Marketing and Distribution—Institutional Shares	6
Marketing and Distribution—ETF Shares	4
Custodian Fees	37
Auditing Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	108
Net Investment Income	1,377
Realized Net Gain (Loss)
Investment Securities Sold	1,449
Futures Contracts	3
Realized Net Gain (Loss)	1,452
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,568
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	8,569
Net Increase (Decrease) in Net Assets Resulting from Operations	11,398

1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

		September 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,377	287
Realized Net Gain (Loss)	1,452	(1,007)
Change in Unrealized Appreciation (Depreciation)	8,569	(3,431)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,398	(4,151)
Distributions
Net Investment Income
Institutional Shares	(478)	—
ETF Shares	(214)	(27)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(692)	(27)
Capital Share Transactions
Institutional Shares	44,187	42,228
ETF Shares	36,520	33,658
Net Increase (Decrease) from Capital Share Transactions	80,707	75,886
Total Increase (Decrease)	91,413	71,708
Net Assets
Beginning of Period	71,708	—
End of Period[2]	163,121	71,708

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $922,000 and $237,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares

	Year	March 28,
	Ended	2011[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$116.52	$128.01
Investment Operations
Net Investment Income	1.372	.240
Net Realized and Unrealized Gain (Loss) on Investments	13.297	(11.730)
Total from Investment Operations	14.669	(11.490)
Distributions
Dividends from Net Investment Income	(1.019)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.019)	—
Net Asset Value, End of Period	$130.17	$116.52

Total Return	12.69%	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$40
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.42%	1.28%[2]
Portfolio Turnover Rate[3]	13%	26%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$58.37	$49.95
Investment Operations
Net Investment Income	.648	.383
Net Realized and Unrealized Gain (Loss) on Investments	6.657	8.217
Total from Investment Operations	7.305	8.600
Distributions
Dividends from Net Investment Income	(.475)	(.180)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.475)	(.180)
Net Asset Value, End of Period	$65.20	$58.37

Total Return	12.60%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$72	$32
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.35%	1.21%[2]
Portfolio Turnover Rate[3]	13%	26%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The Financial Highlights included in these financial statements are based on the activity of the Institutional Shares since March 28, 2011. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	163,056	—	—
Temporary Cash Investments	—	50	—
Futures Contracts—Assets[1]	1	—	—
Total	163,057	50	—
1 Represents variation margin on the last day of the reporting period.

S&P Mid-Cap 400 Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2012	1	97	1

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,770,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $927,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $2,089,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $158,016,000. Net unrealized appreciation of investment securities for tax purposes was $5,090,000, consisting of unrealized gains of $13,082,000 on securities that had risen in value since their purchase and $7,992,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $117,088,000 of investment securities and sold $35,409,000 of investment securities, other than temporary cash investments. Purchases and sales include $60,316,000 and $22,435,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Mid-Cap 400 Index Fund

G. Capital share transactions for each class of shares were:

		Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	51,421	420	42,839	345
Issued in Lieu of Cash Distributions	387	3	—	—
Redeemed	(7,621)	(61)	(611)	(5)
Net Increase (Decrease) —Institutional Shares	44,187	362	42,228	340
ETF Shares
Issued	59,242	950	39,233	650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(22,722)	(400)	(5,575)	(100)
Net Increase (Decrease)—ETF Shares	36,520	550	33,658	550

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The table reflects all Institutional Share transactions beginning December 15, 2010.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFVX	IVOV
Expense Ratio[1]	0.12%	0.24%
30-Day SEC Yield	1.91%	1.79%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	Index
Number of Stocks	299	299	3,678
Median Market Cap	$3.1B	$3.1B	$34.9B
Price/Earnings Ratio	17.7x	17.7x	16.3x
Price/Book Ratio	1.5x	1.5x	2.1x
Return on Equity	9.3%	9.3%	18.1%
Earnings Growth Rate	2.9%	2.9%	10.5%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	31%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	Index
Consumer Discretionary 13.4%		13.4%	12.1%
Consumer Staples	2.6	2.6	9.8
Energy	5.1	5.1	10.2
Financials	29.4	29.4	15.9
Health Care	5.5	5.5	11.7
Industrials	16.4	16.4	10.6
Information Technology 11.7		11.7	19.5
Materials	7.7	7.7	3.8
Telecommunication
Services	0.7	0.7	2.8
Utilities	7.5	7.5	3.6

Ten Largest Holdings (% of total net assets)
HollyFrontier Corp.	Oil & Gas Refining
	& Marketing	1.5%
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	1.0
Ashland Inc.	Specialty Chemicals	1.0
Everest Re Group Ltd.	Reinsurance	1.0
Vertex Pharmaceuticals
Inc.	Biotechnology	0.9
Foot Locker Inc.	Apparel Retail	0.9
Toll Brothers Inc.	Homebuilding	0.9
Avnet Inc.	Technology
	Distributors	0.8
American Eagle
Outfitters Inc.	Apparel Retail	0.8
Reinsurance Group of
America Inc. Class A	Reinsurance	0.8
Top Ten		9.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
ETF Shares Net Asset Value	14.18%	13.30%	$12,808
S&P Mid-Cap 400 Value Index Fund
ETF Shares Market Price	14.66	13.31	12,810
S&P MidCap 400 Value Index	14.41	13.53	12,860

Mid-Cap Value Funds Average	11.51	11.85	12,485
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	14.32%	8.86%	$5,839,065
S&P MidCap 400 Value Index	14.41	8.94	5,847,672
Dow Jones U.S. Total Stock Market Index	16.74	11.01	6,052,071
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index FundETF
Shares Market Price	14.66%	28.10%
S&P Mid-Cap 400 Value Index FundETF
Shares Net Asset Value	14.18	28.08
S&P MidCap 400 Value Index	14.41	28.60
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P Mid-Cap 400 Value Index Fund ETF Shares Net Asset Value
S&P MidCap 400 Value Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/2/2010	-0.94%	8.15%
ETF Shares	9/7/2010
Market Price		-1.04	13.08
Net Asset Value		-1.06	13.06

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (13.4%)
	Foot Locker Inc.	13,497	467
*	Toll Brothers Inc.	13,064	427
	American Eagle
	Outfitters Inc.	17,450	388
*	NVR Inc.	452	374
*	Mohawk Industries Inc.	5,098	367
	Chico’s FAS Inc.	14,932	283
*	Hanesbrands Inc.	8,688	282
	Service Corp. International	19,332	252
	Brinker International Inc.	6,713	231
	Rent-A-Center Inc.	5,291	187
	Williams-Sonoma Inc.	4,248	174
*	Saks Inc.	14,154	166
	Jarden Corp.	3,403	164
	Signet Jewelers Ltd.	3,556	163
*	ANN Inc.	4,345	155
*	AMC Networks Inc. Class A	3,118	123
	Dick’s Sporting Goods Inc.	2,442	122
	Thor Industries Inc.	3,767	118
*	Collective Brands Inc.	5,463	118
	MDC Holdings Inc.	3,378	117
	Sotheby’s	3,681	115
	Wendy’s Co.	26,430	113
	Meredith Corp.	3,316	108
*	DreamWorks Animation
	SKG Inc. Class A	6,337	108
	Bob Evans Farms Inc.	2,597	102
*	New York Times Co.
	Class A	10,814	99
*	Lamar Advertising Co.
	Class A	2,824	94
	Regis Corp.	5,125	92
*	Valassis
	Communications Inc.	3,540	89
	Aaron’s Inc.	2,911	87
*	Ascena Retail Group Inc.	4,343	86
	Cinemark Holdings Inc.	3,366	79
	HSN Inc.	1,744	79

			Market
			Value
		Shares	($000)
*	WMS Industries Inc.	4,904	78
*	Bally Technologies Inc.	1,688	75
	KB Home	6,397	71
	Scholastic Corp.	2,242	68
	International Speedway Corp.
	Class A	2,467	66
	John Wiley & Sons Inc.
	Class A	1,162	57
	Cheesecake Factory Inc.	1,530	51
	Guess? Inc.	1,901	50
*	Barnes & Noble Inc.	3,632	43
*	Aeropostale Inc.	2,761	38
*	Office Depot Inc.	25,134	38
	Matthews International Corp.
	Class A	1,235	37
*	Scientific Games Corp.
	Class A	3,450	25
	RadioShack Corp.	8,891	22
			6,648
Consumer Staples (2.6%)
*	Smithfield Foods Inc.	13,585	263
*	Ralcorp Holdings Inc.	2,705	192
	Energizer Holdings Inc.	2,563	177
	Hillshire Brands Co.	6,659	174
	Harris Teeter
	Supermarkets Inc.	4,382	171
	Flowers Foods Inc.	4,902	101
	Universal Corp.	2,072	98
	SUPERVALU Inc.	18,814	45
*	Post Holdings Inc.	1,353	40
	Tootsie Roll Industries Inc.	1,157	29
			1,290
Energy (5.1%)
	HollyFrontier Corp.	18,413	742
*	Plains Exploration &
	Production Co.	7,461	293
	World Fuel Services Corp.	6,402	238
	Tidewater Inc.	4,564	216
	Patterson-UTI Energy Inc.	13,903	211

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
*	Superior Energy
	Services Inc.	8,839	184
*	Unit Corp.	3,712	148
*	Helix Energy Solutions
	Group Inc.	6,963	123
	Arch Coal Inc.	18,904	115
	Energen Corp.	1,928	98
*	Forest Oil Corp.	10,486	78
*	Atwood Oceanics Inc.	1,569	73
*	Quicksilver Resources Inc.	10,834	37
			2,556
Financials (29.4%)
	New York Community
	Bancorp Inc.	39,099	518
	Everest Re Group Ltd.	4,697	487
	Reinsurance Group of
	America Inc. Class A	6,564	386
	Fidelity National
	Financial Inc. Class A	19,839	374
	WR Berkley Corp.	9,977	373
	Macerich Co.	5,902	352
	Raymond James
	Financial Inc.	9,941	350
	Duke Realty Corp.	23,725	344
	SL Green Realty Corp.	3,831	309
	Weingarten Realty Investors	10,792	301
	HCC Insurance Holdings Inc.	9,012	298
	East West Bancorp Inc.	12,875	282
	Jones Lang LaSalle Inc.	3,896	281
	UDR Inc.	10,705	270
*	Affiliated Managers
	Group Inc.	2,287	269
	Hospitality Properties Trust	11,003	265
	BioMed Realty Trust Inc.	13,728	254
*	Alleghany Corp.	752	254
	American Financial
	Group Inc.	6,730	253
	First Niagara Financial
	Group Inc.	31,404	248
	Liberty Property Trust	6,270	231
	Hancock Holding Co.	7,549	224
	City National Corp.	4,177	214
	Mack-Cali Realty Corp.	7,821	209
	Regency Centers Corp.	4,245	208
	Protective Life Corp.	7,214	204
	Associated Banc-Corp	15,490	201
	Old Republic
	International Corp.	23,105	199
	Jefferies Group Inc.	13,387	197
	Realty Income Corp.	4,634	195
	Senior Housing
	Properties Trust	8,555	189
	Aspen Insurance
	Holdings Ltd.	6,369	185
	SEI Investments Co.	8,460	184

			Market
			Value
		Shares	($000)
	Alexandria Real Estate
	Equities Inc.	2,488	184
	First American
	Financial Corp.	9,454	182
	Arthur J Gallagher & Co.	4,943	177
	Fulton Financial Corp.	17,852	174
	Valley National Bancorp	17,537	170
	Rayonier Inc.	3,360	165
	Commerce Bancshares Inc.	4,058	163
	Brown & Brown Inc.	6,189	162
	TCF Financial Corp.	14,413	160
	Camden Property Trust	2,283	159
	National Retail Properties Inc.	4,956	154
	Washington Federal Inc.	9,519	153
	FirstMerit Corp.	9,766	153
	Janus Capital Group Inc.	16,788	146
	Synovus Financial Corp.	70,053	146
	Apollo Investment Corp.	18,070	145
	Corporate Office
	Properties Trust	6,416	143
	Hanover Insurance
	Group Inc.	4,012	143
	Webster Financial Corp.	6,574	140
	Trustmark Corp.	5,769	137
	Kemper Corp.	4,415	135
	American Campus
	Communities Inc.	2,871	134
	Cullen/Frost Bankers Inc.	2,406	134
	BRE Properties Inc.	2,665	133
	Omega Healthcare
	Investors Inc.	5,277	127
	Mercury General Corp.	3,227	124
	StanCorp Financial
	Group Inc.	3,953	123
	Eaton Vance Corp.	4,530	123
	Highwoods Properties Inc.	3,753	122
*	SVB Financial Group	2,009	117
	Cathay General Bancorp	7,013	115
	Equity One Inc.	5,316	113
	BancorpSouth Inc.	7,318	108
	Bank of Hawaii Corp.	2,028	94
	Waddell & Reed
	Financial Inc. Class A	3,075	91
	International
	Bancshares Corp.	4,731	86
	Potlatch Corp.	2,154	78
	Astoria Financial Corp.	7,449	75
	CBOE Holdings Inc.	2,491	71
	Prosperity Bancshares Inc.	1,664	70
	Greenhill & Co. Inc.	1,498	65
*	Alexander & Baldwin Inc.	2,175	64
	Westamerica
	Bancorporation	911	42
			14,608

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
Health Care (5.5%)
*	Vertex Pharmaceuticals Inc.	8,833	471
	Omnicare Inc.	10,060	326
*	Community Health
	Systems Inc.	8,096	219
*	WellCare Health Plans Inc.	3,837	217
*	Hologic Inc.	10,132	199
*	LifePoint Hospitals Inc.	4,335	175
*	Health Management
	Associates Inc. Class A	22,783	174
*	Health Net Inc.	7,403	172
	Owens & Minor Inc.	5,658	158
*	VCA Antech Inc.	7,793	151
	Universal Health
	Services Inc. Class B	3,105	124
	STERIS Corp.	2,522	86
*	Charles River Laboratories
	International Inc.	2,356	86
	Teleflex Inc.	1,162	77
	Hill-Rom Holdings Inc.	2,594	72
*	Masimo Corp.	1,487	33
			2,740
Industrials (16.4%)
*	AGCO Corp.	8,657	364
	KBR Inc.	13,215	358
	Timken Co.	7,476	300
	Corrections Corp.
	of America	8,902	296
	Kansas City Southern	3,428	265
	Manpower Inc.	7,141	265
	Kennametal Inc.	7,128	263
*	Shaw Group Inc.	5,870	247
	URS Corp.	6,744	246
*	Fortune Brands
	Home & Security Inc.	9,382	239
	Pentair Inc.	5,204	221
*	Terex Corp.	9,832	217
	Lennox International Inc.	4,539	216
*	Oshkosh Corp.	8,161	207
	Trinity Industries Inc.	7,148	203
*	AECOM Technology Corp.	10,055	195
*	Huntington Ingalls
	Industries Inc.	4,396	176
	Exelis Inc.	16,618	168
	ITT Corp.	8,204	163
	Carlisle Cos. Inc.	3,043	159
	Con-way Inc.	4,971	151
*	United Rentals Inc.	4,584	148
	Lincoln Electric
	Holdings Inc.	3,578	148
	Harsco Corp.	7,173	146
*	B/E Aerospace Inc.	3,609	145
	SPX Corp.	2,076	133
	Deluxe Corp.	4,542	129

			Market
			Value
		Shares	($000)
	UTi Worldwide Inc.	9,223	127
*	General Cable Corp.	4,433	120
	IDEX Corp.	2,845	113
	HNI Corp.	4,056	112
	Regal-Beloit Corp.	1,632	111
	Hubbell Inc. Class B	1,372	111
	Acuity Brands Inc.	1,660	106
	Herman Miller Inc.	5,196	102
*	JetBlue Airways Corp.	20,251	99
	Waste Connections Inc.	3,407	99
	Graco Inc.	1,937	96
	Brink’s Co.	4,210	94
	GATX Corp.	2,167	89
	Werner Enterprises Inc.	3,957	88
	Granite Construction Inc.	3,097	85
	Matson Inc.	3,742	85
	Nordson Corp.	1,411	83
*	Esterline Technologies Corp.	1,289	77
	Alliant Techsystems Inc.	1,445	71
*	Kirby Corp.	1,292	68
	Towers Watson & Co.
	Class A	1,132	61
	Corporate Executive
	Board Co.	1,311	61
*	Korn/Ferry International	4,252	61
	CLARCOR Inc.	1,251	60
	Landstar System Inc.	1,126	53
	Mine Safety Appliances Co.	1,431	50
	Rollins Inc.	1,999	47
	Crane Co.	1,136	43
			8,140
Information Technology (11.7%)
*	Avnet Inc.	12,916	416
*	Arrow Electronics Inc.	9,952	361
*	NCR Corp.	14,132	316
*	AOL Inc.	8,327	280
*	CoreLogic Inc.	9,512	234
*	Cadence Design
	Systems Inc.	16,142	213
*	Synopsys Inc.	6,419	212
*	Ingram Micro Inc.	13,566	207
*	Compuware Corp.	19,396	194
	Diebold Inc.	5,610	183
*	Tech Data Corp.	3,544	172
*	Skyworks Solutions Inc.	5,563	169
*	Fairchild Semiconductor
	International Inc. Class A	11,317	164
	Convergys Corp.	10,370	161
	DST Systems Inc.	3,043	155
*	Itron Inc.	3,551	154
	Broadridge Financial
	Solutions Inc.	6,229	148
*	Mentor Graphics Corp.	8,308	137
*	Atmel Corp.	22,529	134

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
*	Vishay Intertechnology Inc.	12,761	122
*	Parametric Technology Corp.	5,637	120
*	Acxiom Corp.	6,841	117
	Tellabs Inc.	32,484	115
*	International Rectifier Corp.	6,137	107
	Cypress Semiconductor
	Corp.	9,053	105
	Intersil Corp. Class A	11,304	100
*	RF Micro Devices Inc.	24,776	93
	Lender Processing
	Services Inc.	3,236	91
	National Instruments Corp.	3,236	83
*	Cree Inc.	2,779	78
*	Monster Worldwide Inc.	10,791	75
	Plantronics Inc.	2,043	73
*	ValueClick Inc.	4,278	70
*	Integrated Device
	Technology Inc.	12,660	67
*	Polycom Inc.	6,340	66
*	Quest Software Inc.	2,221	62
*	Ciena Corp.	4,147	57
*	MEMC Electronic
	Materials Inc.	20,450	55
	Fair Isaac Corp.	1,218	52
*	QLogic Corp.	3,976	48
	Mantech International Corp.
	Class A	958	22
			5,788
Materials (7.7%)
	Ashland Inc.	6,987	514
	Reliance Steel &
	Aluminum Co.	6,691	344
	RPM International Inc.	11,712	321
	Cytec Industries Inc.	4,095	280
	Sonoco Products Co.	8,957	274
	Valspar Corp.	4,712	251
	Steel Dynamics Inc.	19,509	238
	Cabot Corp.	5,646	197
*	Louisiana-Pacific Corp.	12,222	164
	Packaging Corp. of America	4,977	159
	Olin Corp.	7,133	153
	Martin Marietta
	Materials Inc.	1,951	149
	Commercial Metals Co.	10,328	132
	Greif Inc. Class A	2,737	122
	Domtar Corp.	1,546	112
	Worthington Industries Inc.	4,735	99
	Silgan Holdings Inc.	1,673	70
	Sensient Technologies Corp.	1,911	69
	Carpenter Technology Corp.	1,408	67
	Scotts Miracle-Gro Co.
	Class A	1,272	53
	Minerals Technologies Inc.	524	36
			3,804

		Market
		Value
	Shares	($000)
Telecommunication Services (0.7%)
Telephone & Data
Systems Inc.	8,603	211
* tw telecom inc Class A	4,960	125
		336
Utilities (7.5%)
NV Energy Inc.	21,014	369
MDU Resources Group Inc.	16,814	362
Westar Energy Inc.	11,236	327
UGI Corp.	10,004	305
Great Plains Energy Inc.	13,625	291
Atmos Energy Corp.	8,017	280
Alliant Energy Corp.	5,237	231
Hawaiian Electric
Industries Inc.	8,603	228
Questar Corp.	11,108	219
Vectren Corp.	7,302	206
OGE Energy Corp.	2,898	157
National Fuel Gas Co.	3,113	155
PNM Resources Inc.	7,094	146
Aqua America Inc.	5,699	142
Cleco Corp.	2,442	100
WGL Holdings Inc.	2,294	90
IDACORP Inc.	1,873	78
Black Hills Corp.	1,521	52
		3,738
Total Investments (100.0%)
(Cost $46,869)		49,648
Other Assets and Liabilities (0.0%)
Other Assets		90
Liabilities		(71)
		19
Net Assets (100%)		49,667

S&P Mid-Cap 400 Value Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	49,107
Undistributed Net Investment Income	595
Accumulated Net Realized Losses	(2,814)
Unrealized Appreciation (Depreciation)	2,779
Net Assets	49,667

Institutional Shares—Net Assets
Applicable to 321,303 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	40,261
Net Asset Value Per Share—
Institutional Shares	$125.30

ETF Shares—Net Assets
Applicable to 150,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	9,406
Net Asset Value Per Share—
ETF Shares	$62.71

See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	963
Total Income	963
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	3
Management and Administrative—ETF Shares	13
Custodian Fees	19
Auditing Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	51
Net Investment Income	912
Realized Net Gain (Loss) on Investment Securities Sold	8
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,835
Net Increase (Decrease) in Net Assets Resulting from Operations	6,755

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

		September 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	912	436
Realized Net Gain (Loss)	8	(457)
Change in Unrealized Appreciation (Depreciation)	5,835	(3,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,755	(3,077)
Distributions
Net Investment Income
Institutional Shares	(535)	(46)
ETF Shares	(159)	(13)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(694)	(59)
Capital Share Transactions
Institutional Shares	866	37,945
ETF Shares	2,458	5,473
Net Increase (Decrease) from Capital Share Transactions	3,324	43,418
Total Increase (Decrease)	9,385	40,282
Net Assets
Beginning of Period	40,282	—
End of Period[2]	49,667	40,282

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $595,000 and $377,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares

	Year	Nov. 2,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$111.20	$109.35
Investment Operations
Net Investment Income	2.124	1.146
Net Realized and Unrealized Gain (Loss) on Investments	13.624	1.233
Total from Investment Operations	15.748	2.379
Distributions
Dividends from Net Investment Income	(1.648)	(.529)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.648)	(.529)
Net Asset Value, End of Period	$125.30	$111.20

Total Return	14.32%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.92%	1.94%[2]
Portfolio Turnover Rate[3]	31%	48%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$55.69	$49.86
Investment Operations
Net Investment Income	1.001	.746
Net Realized and Unrealized Gain (Loss) on Investments	6.814	5.340
Total from Investment Operations	7.815	6.086
Distributions
Dividends from Net Investment Income	(.795)	(.256)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.795)	(.256)
Net Asset Value, End of Period	$62.71	$55.69

Total Return	14.18%	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$6
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.80%	1.82%[2]
Portfolio Turnover Rate[3]	31%	48%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

S&P Mid-Cap 400 Value Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,541,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $596,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $2,812,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $46,872,000. Net unrealized appreciation of investment securities for tax purposes was $2,776,000, consisting of unrealized gains of $5,619,000 on securities that had risen in value since their purchase and $2,843,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $30,107,000 of investment securities and sold $26,539,000 of investment securities, other than temporary cash investments. Purchases and sales include $13,961,000 and $11,459,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Mid-Cap 400 Value Index Fund

F. Capital share transactions for each class of shares were:

		Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	3,195	29	39,075	322
Issued in Lieu of Cash Distributions	535	5	46	—
Redeemed	(2,864)	(25)	(1,176)	(10)
Net Increase (Decrease) —Institutional Shares	866	9	37,945	312
ETF Shares
Issued	13,970	250	13,747	250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(11,512)	(200)	(8,274)	(150)
Net Increase (Decrease) —ETF Shares	2,458	50	5,473	100
1 Inception was September 7, 2010, for the ETF Shares and November 2, 2010, for the Institutional Shares.

At August 31, 2012, two shareholders were each a record or beneficial owner of 32% or more of the fund’s net assets, with a combined ownership of 73%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFGX	IVOG
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	0.99%	0.87%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Growth	Market
	Fund	Index	Index
Number of Stocks	233	233	3,678
Median Market Cap	$4.1B	$4.1B	$34.9B
Price/Earnings Ratio	22.2x	22.2x	16.3x
Price/Book Ratio	2.9x	2.9x	2.1x
Return on Equity	14.1%	14.1%	18.1%
Earnings Growth Rate	11.6%	11.6%	10.5%
Dividend Yield	1.0%	1.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 14.8%		14.8%	12.1%
Consumer Staples	4.0	4.0	9.8
Energy	6.4	6.4	10.2
Financials	15.3	15.3	15.9
Health Care	14.4	14.4	11.7
Industrials	15.9	15.9	10.6
Information Technology 19.9		19.9	19.5
Materials	6.2	6.2	3.8
Telecommunication
Services	0.4	0.4	2.8
Utilities	2.7	2.7	3.6

Ten Largest Holdings (% of total net assets)

Regeneron
Pharmaceuticals Inc.	Biotechnology	2.0%
Equinix Inc.	Internet Software &
	Services	1.6
AMETEK Inc.	Electrical
	Components &
	Equipment	1.4
PetSmart Inc.	Specialty Stores	1.3
Church & Dwight Co.	Household
Inc.	Products	1.3
Alliance Data Systems	Data Processing &
Corp.	Outsourced
	Services	1.2
Henry Schein Inc.	Health Care
	Distributors	1.2
Federal Realty
Investment Trust	Retail REITs	1.2
Tractor Supply Co.	Specialty Stores	1.2
PVH Corp.	Apparel,
	Accessories &
	Luxury Goods	1.1
Top Ten		13.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Mid-Cap 400 Growth Index Fund
ETF Shares Net Asset Value	10.97%	16.69%	$13,579
S&P Mid-Cap 400 Growth Index Fund
ETF Shares Market Price	10.96	16.72	13,584
S&P MidCap 400 Growth Index	11.17	16.89	13,625

Mid-Cap Growth Funds Average	9.70	13.80	12,920
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	11.12%	2.66%	$5,191,170
S&P MidCap 400 Growth Index	11.17	2.71	5,194,553
Dow Jones U.S. Total Stock Market Index	16.74	6.07	5,439,396
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index FundETF
Shares Market Price	10.96%	35.84%
S&P Mid-Cap 400 Growth Index FundETF
Shares Net Asset Value	10.97	35.79
S&P MidCap 400 Growth Index	11.17	36.25
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P Mid-Cap 400 Growth Index Fund ETF Shares Net Asset Value
S&P MidCap 400 Growth Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/20111	-3.76%	-0.34%
ETF Shares	9/7/2010
Market Price		-3.87	15.72
Net Asset Value		-3.88	15.70

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (14.8%)
	PetSmart Inc.	20,900	1,482
	Tractor Supply Co.	13,893	1,327
	PVH Corp.	13,572	1,274
*	LKQ Corp.	28,424	1,073
	Advance Auto Parts Inc.	14,174	1,008
	Polaris Industries Inc.	13,242	996
*	Panera Bread Co. Class A	5,736	889
*	Under Armour Inc. Class A	14,272	831
	Dick’s Sporting Goods Inc.	12,935	644
	Tupperware Brands Corp.	10,777	576
*	Carter’s Inc.	9,883	551
	Gentex Corp.	27,822	487
	Williams-Sonoma Inc.	9,992	410
*	Warnaco Group Inc.	7,919	407
	Signet Jewelers Ltd.	8,703	399
*	Life Time Fitness Inc.	8,271	393
*	Deckers Outdoor Corp.	7,426	368
*	Tempur-Pedic
	International Inc.	11,487	359
	Jarden Corp.	7,364	356
*	Ascena Retail Group Inc.	16,732	331
	John Wiley & Sons Inc.
	Class A	6,489	320
	Cinemark Holdings Inc.	12,422	291
	Aaron’s Inc.	8,351	249
	Cheesecake Factory Inc.	7,076	235
	Guess? Inc.	8,376	218
*	Bally Technologies Inc.	4,649	206
*	Lamar Advertising Co.
	Class A	5,217	173
	HSN Inc.	3,782	170
*	AMC Networks Inc. Class A	4,322	170
	Sotheby’s	5,102	159
	Strayer Education Inc.	2,289	148
*	Aeropostale Inc.	9,734	136
*	ITT Educational Services Inc.	3,498	112

			Market
			Value
		Shares	($000)
	Matthews International
	Corp. Class A	2,779	83
*	Scientific Games Corp.
	Class A	3,806	28
			16,859
Consumer Staples (4.0%)
	Church & Dwight Co. Inc.	26,782	1,466
	Ingredion Inc.	14,714	792
*	Green Mountain
	Coffee Roasters Inc.	25,158	612
	Energizer Holdings Inc.	7,065	487
*	Ralcorp Holdings Inc.	4,794	340
	Lancaster Colony Corp.	3,843	278
	Flowers Foods Inc.	11,101	229
	Hillshire Brands Co.	8,459	221
*	Post Holdings Inc.	2,394	71
	Tootsie Roll Industries Inc.	2,404	61
			4,557
Energy (6.4%)
	Oceaneering
	International Inc.	20,882	1,118
	Cimarex Energy Co.	16,536	946
*	Oil States International Inc.	10,554	826
*	Dresser-Rand Group Inc.	14,592	739
	SM Energy Co.	12,366	584
	Energen Corp.	9,731	497
*	Dril-Quip Inc.	6,662	467
*	Rosetta Resources Inc.	10,197	438
*	Atwood Oceanics Inc.	7,571	350
*	Plains Exploration &
	Production Co.	8,694	342
	CARBO Ceramics Inc.	3,831	270
*	Superior Energy
	Services Inc.	11,231	233
*	Bill Barrett Corp.	9,267	203
*	Northern Oil and Gas Inc.	12,262	200
*	Helix Energy Solutions
	Group Inc.	5,307	93
			7,306

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value
		Shares	($000)
Financials (15.3%)
	Federal Realty
	Investment Trust	12,323	1,330
	Essex Property Trust Inc.	6,789	1,032
	Taubman Centers Inc.	11,330	907
*	MSCI Inc. Class A	23,434	822
	Rayonier Inc.	16,224	795
	Macerich Co.	12,778	761
	Camden Property Trust	10,525	731
	SL Green Realty Corp.	8,985	724
	Realty Income Corp.	15,687	661
	UDR Inc.	25,105	634
	Home Properties Inc.	9,380	599
*	Affiliated Managers
	Group Inc.	4,950	582
*	Signature Bank	8,900	575
	American Campus
	Communities Inc.	11,067	516
	Alexandria Real Estate
	Equities Inc.	6,588	487
	BRE Properties Inc.	9,027	451
	Arthur J Gallagher & Co.	12,097	432
	Regency Centers Corp.	8,155	399
*	Alleghany Corp.	1,178	397
	Cullen/Frost Bankers Inc.	6,632	369
	Eaton Vance Corp.	12,487	338
	Senior Housing
	Properties Trust	15,157	335
	Liberty Property Trust	9,056	334
	CBOE Holdings Inc.	11,474	326
	National Retail
	Properties Inc.	9,912	308
	Waddell & Reed
	Financial Inc. Class A	9,996	296
	Commerce Bancshares Inc.	6,381	257
*	SVB Financial Group	4,181	242
	Brown & Brown Inc.	8,943	235
	Omega Healthcare
	Investors Inc.	8,988	216
	SEI Investments Co.	9,449	205
	Bank of Hawaii Corp.	4,384	203
	Prosperity Bancshares Inc.	4,801	202
	Highwoods Properties Inc.	6,122	200
	Westamerica Bancorporation	3,390	158
	Potlatch Corp.	3,117	112
	Greenhill & Co. Inc.	2,359	103
*	Alexander & Baldwin Inc.	3,411	101
			17,375
Health Care (14.4%)
*	Regeneron
	Pharmaceuticals Inc.	15,052	2,228
*	Henry Schein Inc.	17,342	1,332
*	Vertex Pharmaceuticals Inc.	21,568	1,150
*	ResMed Inc.	27,524	1,034
*	IDEXX Laboratories Inc.	10,611	1,009

			Market
			Value
		Shares	($000)
*	Mettler-Toledo
	International Inc.	6,063	1,001
*	AMERIGROUP Corp.	9,351	850
	Cooper Cos. Inc.	9,129	765
*	Endo Health Solutions Inc.	22,592	719
*	MEDNAX Inc.	9,484	657
*	HMS Holdings Corp.	16,571	571
*	Hologic Inc.	29,069	571
*	United Therapeutics Corp.	10,357	560
*	Covance Inc.	10,689	511
	Techne Corp.	7,098	487
	Universal Health
	Services Inc. Class B	11,943	477
*	Thoratec Corp.	11,320	384
*	Bio-Rad Laboratories Inc.
	Class A	3,815	383
	Medicis Pharmaceutical
	Corp. Class A	11,478	362
	Teleflex Inc.	5,355	354
*	Allscripts Healthcare
	Solutions Inc.	33,063	347
	STERIS Corp.	5,691	195
	Hill-Rom Holdings Inc.	6,351	176
*	Masimo Corp.	7,861	174
*	Charles River Laboratories
	International Inc.	4,351	158
			16,455
Industrials (15.9%)
	AMETEK Inc.	46,489	1,595
	Kansas City Southern	13,784	1,066
	Donaldson Co. Inc.	28,712	1,013
	JB Hunt Transport
	Services Inc.	17,382	911
	Wabtec Corp.	9,286	726
	Hubbell Inc. Class B	8,448	683
	MSC Industrial Direct
	Co. Inc. Class A	8,904	617
	Gardner Denver Inc.	9,653	582
	Triumph Group Inc.	9,605	571
	Valmont Industries Inc.	4,353	552
*	Copart Inc.	20,052	535
*	Clean Harbors Inc.	9,143	497
*	B/E Aerospace Inc.	12,216	492
	Waste Connections Inc.	16,421	475
	Nordson Corp.	7,853	462
*	Alaska Air Group Inc.	13,717	460
	Watsco Inc.	5,700	430
*	Kirby Corp.	7,968	419
	Woodward Inc.	11,606	405
	Towers Watson & Co.
	Class A	7,375	401
	IDEX Corp.	10,050	401
	Graco Inc.	7,464	369
	Lincoln Electric Holdings Inc.	8,398	346
	SPX Corp.	5,278	337

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value
		Shares	($000)
	CLARCOR Inc.	6,980	336
	Pentair Inc.	7,836	333
	Landstar System Inc.	6,613	313
	Regal-Beloit Corp.	4,500	306
	Acuity Brands Inc.	4,576	294
	Carlisle Cos. Inc.	5,395	282
	Crane Co.	7,055	268
*	Fortune Brands
	Home & Security Inc.	10,457	267
*	FTI Consulting Inc.	8,098	211
*	United Rentals Inc.	6,338	205
	Rollins Inc.	8,107	189
*	Esterline Technologies Corp.	3,144	188
	GATX Corp.	4,336	178
	Corporate Executive
	Board Co.	3,623	169
	Alliant Techsystems Inc.	3,263	160
	Mine Safety Appliances Co.	2,875	100
			18,144
Information Technology (19.9%)
*	Equinix Inc.	9,270	1,832
*	Alliance Data Systems Corp.	9,718	1,338
*	ANSYS Inc.	17,977	1,253
*	Rackspace Hosting Inc.	20,588	1,235
*	Trimble Navigation Ltd.	24,119	1,183
*	TIBCO Software Inc.	31,802	952
*	Gartner Inc.	17,985	888
	FactSet Research
	Systems Inc.	8,660	799
*	MICROS Systems Inc.	15,488	785
*	Skyworks Solutions Inc.	24,496	746
*	VeriFone Systems Inc.	20,750	721
*	Informatica Corp.	20,868	680
*	Concur Technologies Inc.	9,079	657
	Global Payments Inc.	15,143	631
	Jack Henry &
	Associates Inc.	16,830	622
*	Riverbed Technology Inc.	30,560	611
*	SolarWinds Inc.	10,409	571
	Solera Holdings Inc.	13,405	551
*	Wright Express Corp.	7,490	493
*	NeuStar Inc. Class A	12,893	484
*	Synopsys Inc.	14,457	478
*	Cree Inc.	16,286	459
*	Zebra Technologies Corp.	10,006	373
*	ACI Worldwide Inc.	7,671	333
*	Rovi Corp.	21,411	328
*	Silicon Laboratories Inc.	8,274	316
*	Semtech Corp.	12,643	310
	National Instruments Corp.	10,970	283
	Lender Processing
	Services Inc.	9,281	261
	Broadridge Financial
	Solutions Inc.	10,588	251
	ADTRAN Inc.	12,294	249

			Market
			Value
		Shares	($000)
*	Cadence Design
	Systems Inc.	17,988	237
*	Parametric
	Technology Corp.	10,811	230
*	Atmel Corp.	36,841	218
*	Polycom Inc.	20,654	215
*	Quest Software Inc.	6,135	172
	Fair Isaac Corp.	3,972	170
*	Advent Software Inc.	6,164	146
*	Ciena Corp.	10,143	139
	Plantronics Inc.	3,775	135
*	QLogic Corp.	10,158	124
	Cypress Semiconductor Corp.	9,705	113
*	ValueClick Inc.	5,213	85
	Mantech International
	Corp. Class A	2,431	54
			22,711
Materials (6.2%)
	Royal Gold Inc.	11,507	1,013
	Albemarle Corp.	17,196	941
	Rock-Tenn Co. Class A	13,627	910
	Aptargroup Inc.	12,834	650
	NewMarket Corp.	2,043	503
	Compass Minerals
	International Inc.	6,374	458
	Valspar Corp.	7,392	394
	Martin Marietta
	Materials Inc.	4,578	349
	Domtar Corp.	3,627	263
	Packaging Corp. of America	8,123	260
	Carpenter Technology Corp.	5,431	257
	Silgan Holdings Inc.	5,923	248
	Scotts Miracle-Gro Co.
	Class A	5,599	233
*	Intrepid Potash Inc.	10,151	228
	Sensient Technologies Corp.	5,494	197
	Minerals Technologies Inc.	2,296	156
			7,060
Telecommunication Services (0.4%)
*	tw telecom inc Class A	18,293	460

Utilities (2.7%)
	OGE Energy Corp.	12,734	688
	National Fuel Gas Co.	9,303	464
	Alliant Energy Corp.	10,062	444
	Aqua America Inc.	14,492	362
	Cleco Corp.	6,466	265
	IDACORP Inc.	5,598	232
	Questar Corp.	10,321	204
	WGL Holdings Inc.	4,975	194
	Black Hills Corp.	5,194	178
			3,031
Total Common Stocks
(Cost $108,929)			113,958

S&P Mid-Cap 400 Growth Index Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investment (0.0%)[1]
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae Discount
Notes, 0.140%, 9/19/12
(Cost $50)	50	50
Total Investments (100.0%)
(Cost $108,979)		114,008
Other Assets and Liabilities (0.0%)
Other Assets		129
Liabilities		(133)
		(4)
Net Assets (100%)		114,004

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	112,548
Undistributed Net Investment Income	416
Accumulated Net Realized Losses	(3,992)
Unrealized Appreciation (Depreciation)
Investment Securities	5,029
Futures Contracts	3
Net Assets	114,004

Institutional Shares—Net Assets
Applicable to 170,752 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	22,914
Net Asset Value Per Share—
Institutional Shares	$134.20

ETF Shares—Net Assets
Applicable to 1,350,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	91,090
Net Asset Value Per Share—
ETF Shares	$67.47

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	678
Security Lending	2
Total Income	680
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	6
Management and Administrative—ETF Shares	70
Marketing and Distribution—Institutional Shares	1
Marketing and Distribution—ETF Shares	1
Custodian Fees	19
Auditing Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	115
Net Investment Income	565
Realized Net Gain (Loss) on Investment Securities Sold	(789)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,479
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	6,482
Net Increase (Decrease) in Net Assets Resulting from Operations	6,258

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

		September 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	565	187
Realized Net Gain (Loss)	(789)	(457)
Change in Unrealized Appreciation (Depreciation)	6,482	(1,450)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,258	(1,720)
Distributions
Net Investment Income
Institutional Shares	(137)	—
ETF Shares	(166)	(20)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(303)	(20)
Capital Share Transactions
Institutional Shares	(1,788)	24,410
ETF Shares	56,830	30,337
Net Increase (Decrease) from Capital Share Transactions	55,042	54,747
Total Increase (Decrease)	60,997	53,007
Net Assets
Beginning of Period	53,007	—
End of Period[2]	114,004	53,007

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $416,000 and $154,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares

	Year	March 28,
	Ended	2011[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$121.54	$130.08
Investment Operations
Net Investment Income	.915	.304
Net Realized and Unrealized Gain (Loss) on Investments	12.506	(8.844)
Total from Investment Operations	13.421	(8.540)
Distributions
Dividends from Net Investment Income	(.761)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.761)	—
Net Asset Value, End of Period	$134.20	$121.54

Total Return	11.12%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	0.88%	0.75%[2]
Portfolio Turnover Rate[3]	26%	40%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$61.13	$50.04
Investment Operations
Net Investment Income	.405	.280
Net Realized and Unrealized Gain (Loss) on Investments	6.266	10.910
Total from Investment Operations	6.671	11.190
Distributions
Dividends from Net Investment Income	(.331)	(.100)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.331)	(.100)
Net Asset Value, End of Period	$67.47	$61.13

Total Return	10.97%	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$31
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	0.76%	0.63%[2]
Portfolio Turnover Rate[3]	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The Financial Highlights included in these financial statements were based on the activity of the Institutional Shares since March 28, 2011. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

S&P Mid-Cap 400 Growth Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	113,958	—	—
Temporary Cash Investments	—	50	—
Futures Contracts—Assets[1]	1	—	—
Total	113,959	50	—
1 Represents variation margin on the last day of the reporting period.

S&P Mid-Cap 400 Growth Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2012	1	97	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,848,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $416,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $3,988,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $108,981,000. Net unrealized appreciation of investment securities for tax purposes was $5,027,000, consisting of unrealized gains of $10,198,000 on securities that had risen in value since their purchase and $5,171,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $87,904,000 of investment securities and sold $32,594,000 of investment securities, other than temporary cash investments. Purchases and sales include $69,000,000 and $9,718,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Mid-Cap 400 Growth Index Fund

G. Capital share transactions for each class of shares were:

		Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	2,422	19	26,992	205
Issued in Lieu of Cash Distributions	137	1	—	—
Redeemed	(4,347)	(34)	(2,582)	(20)
Net Increase (Decrease) —Institutional Shares	(1,788)	(14)	24,410	185
ETF Shares
Issued	69,018	1,050	36,105	600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,188)	(200)	(5,768)	(100)
Net Increase (Decrease)—ETF Shares	56,830	850	30,337	500

1 Inception was September 7, 2010 for ETF Shares. Institutional Shares were first issued on December 15, 2010. The sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The table reflects all Institutional transactions beginning December 15, 2010.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

Special 2012 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the year ended August 31, 2012, is included pursuant to provisions of the Internal
Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Qualified Dividend Income
Fund	($000)
S&P Mid-Cap 400 Index Fund	557
S&P Mid-Cap 400 Value Index Fund	561
S&P Mid-Cap 400 Growth Index Fund	228

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	82.5%
S&P Mid-Cap 400 Value Index Fund	85.6
S&P Mid-Cap 400 Growth Index Fund	87.2

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index
Periods Ended August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	12.60%	15.03%
Returns After Taxes on Distributions	12.43	14.91
Returns After Taxes on Distributions and Sale of Fund Shares	8.31	12.86

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	14.18%	13.30%
Returns After Taxes on Distributions	13.88	13.10
Returns After Taxes on Distributions and Sale of Fund Shares	9.43	11.34

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	10.97%	16.69%
Returns After Taxes on Distributions	10.85	16.61
Returns After Taxes on Distributions and Sale of Fund Shares	7.21	14.31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,001.69	$0.40
ETF Shares	1,000.00	1,001.23	0.76
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,003.77	$0.40
ETF Shares	1,000.00	1,003.20	1.01
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$999.93	$0.40
ETF Shares	1,000.00	999.26	1.01
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, S&P Mid-Cap 400 Value Index Fund, and S&P Mid-Cap 400 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction	condition regarding the advisability of buying, selling,
with the offering of shares of any Vanguard	or holding units/shares in the funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102012

Annual Report | August 31, 2012

Vanguard S&P 500 Value
and Growth Index Funds

Vanguard S&P 500 Value Index Fund
Vanguard S&P 500 Growth Index Fund

> For the 12 months ended August 31, 2012, Vanguard S&P 500 Value Index Fund returned about 17% and Vanguard S&P 500 Growth Index Fund returned about 18%.

> Both funds closely tracked the returns of their target indexes.

> The technology sector in the S&P 500 Growth Index, buoyed by continued product innovation, was among the best performers for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P 500 Value Index Fund.	7
S&P 500 Growth Index Fund.	20
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Trustees Approve Advisory Arrangement.	37
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.
It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
S&P 500 Value Index Fund
ETF Shares
Market Price	17.21%
Net Asset Value	17.16
S&P 500 Value Index	17.34
Large-Cap Value Funds Average	14.59
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	18.30%
Net Asset Value	18.38
S&P 500 Growth Index	18.55
Large-Cap Growth Funds Average	14.07
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares	$53.59	$61.42	$1.233	$0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares	$58.81	$68.43	$1.058	$0.000

1

Chairman’s Letter

Dear Shareholder,

Although the path wasn’t smooth, Vanguard S&P 500 Growth Index Fund and Vanguard S&P 500 Value Index Fund delivered generous returns for the 12 months ended August 31, 2012.

ETF Shares of the Value Fund advanced 17.16% and those of the Growth Fund gained 18.38%. (Returns cited are based on net asset value.) Both funds closely tracked the returns of their respective target indexes and produced results that were notably better than the average returns of peer funds. (Vanguard 500 Index Fund, which is a blend of the growth and value portfolios, is covered in a separate report.)

If you hold your shares in a taxable account, you may wish to review information on the funds’ after-tax returns that appears later in this report.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of

2

slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Growth stocks were propelled by strength in the tech sector
As I noted, U.S. stocks recorded impressive gains for the 12 months, but it was a bumpy ride at times. Stocks tumbled in the spring when investors’ worries about Europe’s troubles were especially acute. Summer brought a sharp rebound as policymakers’ steps to contain the crisis eased concerns.

Amid the uncertainty, investors seemed to gravitate to the perceived stability of large-capitalization stocks, which outperformed their small-cap counterparts. In the large-cap growth category, technology stocks were the clear standout performers. The tech sector—the largest in the Growth Fund, representing more than one-quarter of the fund’s holdings, on average—benefited from the growing demand for smartphones and tablet computers.

Technology stocks are a mainstay of growth investing, which has traditionally focused on emerging companies with rapidly rising sales or profits. Value investing, by contrast, has tended to emphasize established, dividend-paying companies whose stocks are trading at a discount based on a metric such as price-earnings ratio.

Keep in mind, however, that the distinction between growth and value stocks isn’t hard and fast. Some stocks are held by

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Peer Group
	Shares	Average
S&P 500 Value Index Fund	0.15%	1.23%
S&P 500 Growth Index Fund	0.15	1.37

The fund expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15%; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

4

both the S&P 500 Value Index Fund and its growth counterpart. The methodology used to create the indexes that the funds seek to track can create some overlap in holdings, though the same stock will be weighted differently in each index. (See “Why are some stocks in both the growth and value indexes?” below for more detail.)

In the Value Fund’s first full fiscal year, the financial sector was a major driver of performance, with banks, in particular, generating outsized returns. Investors seemed more confident that lenders were getting past the lingering effects of mortgage defaults associated with the U.S. housing downturn. Hopes for a housing recovery also appeared to be behind the sharp rally in the stocks of home builders and home improvement retailers.

Both Growth and Value Funds have closely tracked their indexes
Since their inception on September 7, 2010, the S&P 500 Value and Growth Index Funds have successfully captured the returns of their benchmark indexes despite persistent stock market volatility. Such turbulent markets can create challenges for index fund advisors, who must manage purchases and sales in the face of fast-changing prices to minimize the gap between fund and index returns. Both funds have met these challenges.

Investment insight
Why are some stocks in both the growth and value indexes?
If you look closely at many value and growth indexes—and the funds that seek to track them—you’ll notice that they have some of the same holdings. Microsoft, for example, was among the ten largest holdings in both the S&P 500 Growth Index and the S&P 500 Value Index as of August 31, 2012.

The overlap is a result of the methodology used to create and update the indexes.
Here’s how it works: The index provider ranks all the stocks in a broader “parent”
index according to growth and value metrics. Some of the stocks will be classified as purely growth or purely value. But a portion will fall in between, with characteristics of each.

This type of stock will then be divided between the indexes. If it’s closer to the growth end of the spectrum, more of its market capitalization will be assigned to the growth index—and vice versa for value-oriented stocks.

This method can reduce the number of stocks that drift entirely out of one index and into another. And that, in turn, can lead to lower transaction costs and greater tax efficiency for funds that follow the indexes.

5

This performance is a credit to Vanguard Equity Investment Group, the funds’ advisor, whose deep experience and sophisticated portfolio construction and management techniques have kept returns on track. The funds’ low expense ratios have helped as well.

The rise of index funds and the merits of active management
Today, index funds enjoy a degree of acceptance that was unimaginable in 1976, when Vanguard introduced the first index mutual fund for individual investors. Even when I began my career at Vanguard in 1986, index funds were still very much in a fledgling phase.

In the intervening decades, they have steadily gained acceptance, a trend that seems to have accelerated with the rise of index-tracking ETFs. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both the conventional variety and ETFs.

The benefits of index funds, such as the S&P 500 Value and Growth Index Funds, are crystal clear: low costs, diversification across a market, and limited deviation from the returns of market benchmark indexes. But what about actively managed funds?

Although Vanguard is a prominent indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe that adhering to a few basic tenets can help put you in a position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last but never least, have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2012

6

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	366	366	3,678
Median Market Cap $45.5B		$45.5B	$34.9B
Price/Earnings Ratio	14.6x	14.6x	16.3x
Price/Book Ratio	1.5x	1.5x	2.1x
Return on Equity	13.0%	12.9%	18.1%
Earnings Growth Rate	1.7%	1.7%	10.5%
Dividend Yield	2.6%	2.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Ticker Symbol	VOOV	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	2.44%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary 11.3%		11.3%	12.1%
Consumer Staples	7.6	7.6	9.8
Energy	11.2	11.2	10.2
Financials	26.3	26.3	15.9
Health Care	7.2	7.2	11.7
Industrials	10.8	10.8	10.6
Information Technology 10.5		10.5	19.5
Materials	2.9	2.9	3.8
Telecommunication
Services	5.7	5.7	2.8
Utilities	6.5	6.5	3.6

Ten Largest Holdings (% of total net assets)
General Electric Co.	Industrial
	Conglomerates	3.8%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.7
Wells Fargo & Co.	Diversified Banks	3.2
Pfizer Inc.	Pharmaceuticals	3.1
Berkshire Hathaway Inc.	Property & Casualty
Class B	Insurance	2.6
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Cisco Systems Inc.	Communications
	Equipment	1.8
Chevron Corp.	Integrated Oil &
	Gas	1.8
Microsoft Corp.	Systems Software	1.7
Top Ten		26.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 27, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.15%.

7

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P 500 Value Index Fund ETF
Shares Net Asset Value	17.16%	13.09%	$12,760
S&P 500 Value Index Fund ETF
Shares Market Price	17.21	13.13	12,769
S&P 500 Value Index	17.34	13.29	12,805

Large-Cap Value Funds Average	14.59	11.81	12,477
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

S&P 500 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index FundETF Shares
Market Price	17.21%	27.69%
S&P 500 Value Index FundETF Shares Net
Asset Value	17.16	27.60
S&P 500 Value Index	17.34	28.05
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P 500 Value Index Fund ETF Shares Net Asset Value
S&P 500 Value Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		2.87%	12.55%
Net Asset Value		2.81	12.52

9

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.3%)
Comcast Corp. Class A	24,551	823
Walt Disney Co.	16,276	805
News Corp. Class A	19,192	449
Home Depot Inc.	7,522	427
Time Warner Inc.	8,745	363
Ford Motor Co.	34,769	325
Lowe’s Cos. Inc.	10,705	305
CBS Corp. Class B	5,896	214
Johnson Controls Inc.	6,190	168
Macy’s Inc.	3,757	151
Target Corp.	2,345	150
Carnival Corp.	4,123	143
Gap Inc.	3,034	109
Time Warner Cable Inc.	908	81
Wyndham Worldwide Corp.	1,333	70
Staples Inc.	6,255	68
* CarMax Inc.	2,084	64
Mattel Inc.	1,704	60
McGraw-Hill Cos. Inc.	1,072	55
Marriott International Inc.
Class A	1,441	54
Omnicom Group Inc.	1,044	54
Whirlpool Corp.	705	53
Harley-Davidson Inc.	1,249	52
DR Horton Inc.	2,553	49
Lennar Corp. Class A	1,481	48
Newell Rubbermaid Inc.	2,648	48
Best Buy Co. Inc.	2,532	45
Interpublic Group of Cos. Inc.	4,053	43
Starwood Hotels & Resorts
Worldwide Inc.	758	42
H&R Block Inc.	2,498	41
Kohl’s Corp.	766	40
JC Penney Co. Inc.	1,339	35
Limited Brands Inc.	678	33
Gannett Co. Inc.	2,151	33
Leggett & Platt Inc.	1,287	31

			Market
			Value
		Shares	($000)
	International Game
	Technology	2,430	30
	Harman International
	Industries Inc.	645	30
	Cablevision Systems Corp.
	Class A	1,956	29
	Abercrombie & Fitch Co.	753	27
*	Goodyear Tire & Rubber Co.	2,213	27
	Genuine Parts Co.	422	27
*	PulteGroup Inc.	1,860	25
	GameStop Corp. Class A	1,190	23
	Nordstrom Inc.	364	21
*	Sears Holdings Corp.	349	18
	Darden Restaurants Inc.	348	18
	Expedia Inc.	325	17
*	BorgWarner Inc.	239	16
	Hasbro Inc.	431	16
	Washington Post Co. Class B	44	16
*	AutoNation Inc.	384	15
*	TripAdvisor Inc.	359	12
*	Urban Outfitters Inc.	233	9
*	Big Lots Inc.	207	6
			5,913
Consumer Staples (7.6%)
	CVS Caremark Corp.	11,662	531
	Wal-Mart Stores Inc.	5,816	422
	Altria Group Inc.	12,420	422
	Procter & Gamble Co.	6,241	419
	Kraft Foods Inc.	7,432	309
	Walgreen Co.	7,800	279
	Sysco Corp.	5,330	161
	Archer-Daniels-Midland Co.	5,992	160
	Costco Wholesale Corp.	1,612	158
	Kroger Co.	5,102	114
	ConAgra Foods Inc.	3,775	95
	Beam Inc.	1,439	84
	Coca-Cola Enterprises Inc.	2,733	81
	General Mills Inc.	1,940	76
	Molson Coors Brewing Co.
	Class B	1,426	63

10

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	Reynolds American Inc.	1,362	63
	Avon Products Inc.	3,925	60
	Lorillard Inc.	380	48
*	Constellation Brands Inc.
	Class A	1,390	46
	Dr Pepper Snapple Group Inc.	931	42
	Tyson Foods Inc. Class A	2,637	41
	HJ Heinz Co.	695	39
	JM Smucker Co.	433	37
	Whole Foods Market Inc.	371	36
	Safeway Inc.	2,182	34
*	Dean Foods Co.	1,668	27
	Clorox Co.	357	26
	Campbell Soup Co.	729	25
	McCormick & Co. Inc.	337	21
	Hormel Foods Corp.	685	20
			3,939
Energy (11.2%)
	Exxon Mobil Corp.	15,327	1,338
	Chevron Corp.	8,265	927
	ConocoPhillips	11,517	654
	Phillips 66	5,689	239
	Devon Energy Corp.	3,680	213
	Marathon Oil Corp.	6,429	179
	Occidental Petroleum Corp.	2,065	175
	Anadarko Petroleum Corp.	2,319	161
	Marathon Petroleum Corp.	3,099	160
	Valero Energy Corp.	5,030	157
	Hess Corp.	2,765	140
	Chesapeake Energy Corp.	6,039	117
	Halliburton Co.	3,524	115
	Williams Cos. Inc.	3,254	105
	Kinder Morgan Inc.	2,682	96
	Spectra Energy Corp.	3,277	93
	National Oilwell Varco Inc.	1,161	91
	Apache Corp.	1,065	91
	Murphy Oil Corp.	1,773	91
	Noble Corp.	2,300	88
	Ensco plc Class A	1,429	82
	Baker Hughes Inc.	1,602	73
*	Denbury Resources Inc.	3,551	55
	Noble Energy Inc.	601	53
	Tesoro Corp.	1,282	51
	QEP Resources Inc.	1,621	46
	Sunoco Inc.	967	46
*	Rowan Cos. plc Class A	1,129	40
*	Nabors Industries Ltd.	2,638	39
	EQT Corp.	541	29
	Range Resources Corp.	415	27
	CONSOL Energy Inc.	576	17
*	WPX Energy Inc.	832	13
*	Newfield Exploration Co.	386	13
*	Alpha Natural Resources Inc.	1,991	12
			5,826

			Market
			Value
		Shares	($000)
Financials (26.3%)
	Wells Fargo & Co.	48,380	1,646
*	Berkshire Hathaway Inc.
	Class B	16,011	1,350
	JPMorgan Chase & Co.	34,658	1,287
	Citigroup Inc.	26,701	793
	Bank of America Corp.	98,135	784
	US Bancorp	17,238	576
	Goldman Sachs Group Inc.	4,476	473
	MetLife Inc.	9,675	330
	PNC Financial Services
	Group Inc.	4,819	300
	Capital One Financial Corp.	5,280	298
	Bank of New York
	Mellon Corp.	10,851	245
	Prudential Financial Inc.	4,266	233
*	American International
	Group Inc.	6,679	229
	ACE Ltd.	3,081	227
	American Express Co.	3,645	213
	Morgan Stanley	13,855	208
	BB&T Corp.	6,356	200
	Discover Financial Services	4,825	187
	State Street Corp.	4,446	185
	Marsh & McLennan
	Cos. Inc.	4,963	170
	Allstate Corp.	4,470	167
	CME Group Inc.	3,030	166
	Simon Property Group Inc.	940	149
	Charles Schwab Corp.	9,843	133
	Fifth Third Bancorp	8,365	127
	SunTrust Banks Inc.	4,892	123
	Weyerhaeuser Co.	4,884	122
	Loews Corp.	2,779	113
	Travelers Cos. Inc.	1,697	110
	Ameriprise Financial Inc.	1,995	110
	Progressive Corp.	5,544	108
	Northern Trust Corp.	2,191	102
	M&T Bank Corp.	1,150	100
	Host Hotels & Resorts Inc.	6,529	100
	HCP Inc.	2,134	98
	Invesco Ltd.	4,072	96
	Prologis Inc.	2,635	90
	Regions Financial Corp.	12,830	89
	Chubb Corp.	1,060	78
	Kimco Realty Corp.	3,713	75
	Principal Financial Group Inc.	2,739	75
	KeyCorp	8,709	73
	Hartford Financial
	Services Group Inc.	4,027	72
	Boston Properties Inc.	630	71
	SLM Corp.	4,454	70
	XL Group plc Class A	2,844	66
	Vornado Realty Trust	792	64
	Lincoln National Corp.	2,606	61
	NYSE Euronext	2,320	58

11

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	Cincinnati Financial Corp.	1,484	57
	Comerica Inc.	1,794	55
	Public Storage	376	55
	Huntington Bancshares Inc.	7,839	52
*	CBRE Group Inc. Class A	2,986	52
	Health Care REIT Inc.	883	52
	Unum Group	2,610	51
	Aon plc	979	51
	Equity Residential	793	48
	Torchmark Corp.	899	46
	People’s United Financial Inc.	3,257	39
	Leucadia National Corp.	1,795	38
	AvalonBay Communities Inc.	269	38
	Hudson City Bancorp Inc.	4,778	34
	Moody’s Corp.	846	33
	Zions Bancorporation	1,668	32
	Plum Creek Timber Co. Inc.	775	32
	Legg Mason Inc.	1,147	28
	Assurant Inc.	737	26
	NASDAQ OMX Group Inc.	1,105	25
*	Genworth Financial Inc.
	Class A	4,446	24
	First Horizon National Corp.	2,327	21
	Apartment Investment &
	Management Co. Class A	749	20
*	E*TRADE Financial Corp.	2,304	20
	Federated Investors Inc.
	Class B	839	18
			13,747
Health Care (7.2%)
	Pfizer Inc.	68,175	1,627
	Merck & Co. Inc.	9,687	417
	Bristol-Myers Squibb Co.	5,993	198
	McKesson Corp.	2,141	186
	Medtronic Inc.	3,313	135
	Eli Lilly & Co.	2,786	125
	Cardinal Health Inc.	3,147	124
	Cigna Corp.	2,623	120
	WellPoint Inc.	1,480	89
	AmerisourceBergen Corp.
	Class A	2,290	88
*	Forest Laboratories Inc.	2,412	84
	Thermo Fisher Scientific Inc.	1,342	77
*	Boston Scientific Corp.	13,058	70
	Covidien plc	1,231	69
	Aetna Inc.	1,452	56
*	CareFusion Corp.	2,026	53
*	Hospira Inc.	1,509	51
	Coventry Health Care Inc.	1,217	51
	Humana Inc.	622	44
	Agilent Technologies Inc.	946	35
	PerkinElmer Inc.	1,044	28
*	Tenet Healthcare Corp.	3,729	19
	DENTSPLY International Inc.	515	19
	Patterson Cos. Inc.	388	13
			3,778

			Market
			Value
		Shares	($000)
Industrials (10.8%)
	General Electric Co.	96,464	1,998
	FedEx Corp.	2,869	251
	Tyco International Ltd.	4,211	237
	United Technologies Corp.	2,322	185
	Boeing Co.	2,590	185
	Caterpillar Inc.	2,076	177
	Honeywell International Inc.	2,624	153
	Northrop Grumman Corp.	2,288	153
	Waste Management Inc.	4,210	146
	Eaton Corp.	3,071	137
	3M Co.	1,453	135
	PACCAR Inc.	3,244	130
	Ingersoll-Rand plc	2,716	127
	CSX Corp.	5,006	112
	Illinois Tool Works Inc.	1,699	101
	Emerson Electric Co.	1,941	99
	General Dynamics Corp.	1,251	82
	Republic Services Inc.
	Class A	2,871	79
	Precision Castparts Corp.	475	77
	Raytheon Co.	1,278	72
	Textron Inc.	2,560	68
	Danaher Corp.	1,209	65
	L-3 Communications
	Holdings Inc.	889	62
	Southwest Airlines Co.	6,975	62
	Norfolk Southern Corp.	714	52
*	Quanta Services Inc.	1,946	47
*	Jacobs Engineering
	Group Inc.	1,174	46
	Stanley Black & Decker Inc.	702	46
	Cooper Industries plc	582	43
	Cummins Inc.	438	43
	Xylem Inc.	1,694	41
	Cintas Corp.	1,011	41
	Parker Hannifin Corp.	483	39
	Fastenal Co.	777	34
	Fluor Corp.	628	32
	Masco Corp.	2,234	32
	Dover Corp.	519	30
	Avery Dennison Corp.	947	30
	Iron Mountain Inc.	763	25
	Pitney Bowes Inc.	1,808	24
	Equifax Inc.	502	23
	Robert Half International Inc.	841	22
	Expeditors International
	of Washington Inc.	557	20
	Ryder System Inc.	461	18
	RR Donnelley & Sons Co.	1,627	18
	Rockwell Collins Inc.	357	17
	Snap-on Inc.	240	17
	Flowserve Corp.	111	14
			5,647

12

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
Information Technology (10.5%)
	Cisco Systems Inc.	48,777	931
	Microsoft Corp.	29,275	902
	Intel Corp.	22,454	557
	Hewlett-Packard Co.	18,013	304
*	EMC Corp.	8,595	226
*	eBay Inc.	3,660	174
	Corning Inc.	13,808	166
*	Yahoo! Inc.	11,088	162
*	Dell Inc.	13,527	143
	TE Connectivity Ltd.	3,889	137
	Applied Materials Inc.	11,661	136
	Texas Instruments Inc.	4,483	130
	Motorola Solutions Inc.	2,657	127
	Accenture plc Class A	1,471	91
	Xerox Corp.	12,246	90
*	Western Digital Corp.	2,129	89
	CA Inc.	3,232	84
*	Adobe Systems Inc.	2,432	76
	Seagate Technology plc	2,316	74
*	Symantec Corp.	3,882	69
	Fidelity National Information
	Services Inc.	2,182	69
*	Micron Technology Inc.	9,032	56
*	NVIDIA Corp.	3,841	54
	Western Union Co.	2,966	52
	Harris Corp.	1,032	49
	Paychex Inc.	1,438	48
	Computer Sciences Corp.	1,420	46
	Analog Devices Inc.	1,066	42
	Jabil Circuit Inc.	1,660	38
*	VeriSign Inc.	752	36
	Total System Services Inc.	1,466	34
*	Autodesk Inc.	1,071	33
	Molex Inc.	1,245	33
	SAIC Inc.	2,502	31
*	Juniper Networks Inc.	1,646	29
	Linear Technology Corp.	736	24
*	JDS Uniphase Corp.	2,115	24
*	LSI Corp.	2,621	20
*	Electronic Arts Inc.	1,510	20
*	Advanced Micro Devices Inc.	5,397	20
*	BMC Software Inc.	368	15
	Lexmark International Inc.
	Class A	649	14
*	Teradyne Inc.	628	10
	FLIR Systems Inc.	324	6
			5,471
Materials (2.9%)
	Dow Chemical Co.	10,890	319
	Freeport-McMoRan
	Copper & Gold Inc.	8,647	312
	International Paper Co.	3,974	137
	EI du Pont de
	Nemours & Co.	2,729	136
	Nucor Corp.	2,888	109

			Market
			Value
		Shares	($000)
	Alcoa Inc.	9,687	83
	Mosaic Co.	999	58
	Air Products &
	Chemicals Inc.	655	54
	Vulcan Materials Co.	1,184	46
	MeadWestvaco Corp.	1,567	45
	Eastman Chemical Co.	723	40
	Allegheny Technologies Inc.	981	29
	Bemis Co. Inc.	942	29
	Ball Corp.	626	27
*	Owens-Illinois Inc.	1,506	26
	United States Steel Corp.	1,306	26
	Sealed Air Corp.	1,773	25
	Airgas Inc.	171	14
	Titanium Metals Corp.	747	9
			1,524
Telecommunication Services (5.7%)
	AT&T Inc.	53,379	1,956
	Verizon Communications Inc.	11,893	511
	CenturyLink Inc.	5,652	239
*	Sprint Nextel Corp.	27,302	132
	Windstream Corp.	5,375	53
	Frontier Communications
	Corp.	9,120	42
*	MetroPCS
	Communications Inc.	2,660	26
			2,959
Utilities (6.5%)
	Duke Energy Corp.	6,405	415
	Exelon Corp.	7,768	283
	American Electric
	Power Co. Inc.	4,407	189
	PG&E Corp.	3,842	167
	FirstEnergy Corp.	3,805	166
	PPL Corp.	5,278	155
	Southern Co.	3,241	147
	Public Service
	Enterprise Group Inc.	4,613	146
	Sempra Energy	2,183	145
	Edison International	2,965	130
	Xcel Energy Inc.	4,430	124
	Entergy Corp.	1,611	110
	NextEra Energy Inc.	1,599	108
	Northeast Utilities	2,851	107
	DTE Energy Co.	1,545	90
	Dominion Resources Inc.	1,557	82
	CenterPoint Energy Inc.	3,903	80
	Wisconsin Energy Corp.	2,094	80
	Consolidated Edison Inc.	1,255	76
	Ameren Corp.	2,210	72
*	AES Corp.	5,879	67
	NiSource Inc.	2,595	63
	CMS Energy Corp.	2,380	55
	Pinnacle West Capital Corp.	1,000	51
	SCANA Corp.	1,057	50
	NRG Energy Inc.	2,076	44

13

S&P 500 Value Index Fund

		Market
		Value
	Shares	($000)
AGL Resources Inc.	1,066	42
Pepco Holdings Inc.	2,083	40
Integrys Energy Group Inc.	708	38
TECO Energy Inc.	1,954	34
ONEOK Inc.	759	34
		3,390
Total Investments (100.0%)
(Cost $47,172)		52,194
Other Assets and Liabilities (0.0%)
Other Assets		150
Liabilities		(134)
		16
ETF Shares—Net Assets (100%)
Applicable to 850,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		52,210
Net Asset Value Per Share—ETF Shares		$61.42

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	48,369
Undistributed Net Investment Income	257
Accumulated Net Realized Losses	(1,438)
Unrealized Appreciation (Depreciation)	5,022
Net Assets	52,210

See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	968
Total Income	968
Expenses
The Vanguard Group—Note B
Management and Administrative	22
Custodian Fees	13
Auditing Fees	20
Shareholders’ Reports	1
Total Expenses	56
Net Investment Income	912
Realized Net Gain (Loss) on Investment Securities Sold	(109)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,020
Net Increase (Decrease) in Net Assets Resulting from Operations	5,823

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Statement of Changes in Net Assets

		September 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	912	323
Realized Net Gain (Loss)	(109)	(332)
Change in Unrealized Appreciation (Depreciation)	5,020	2
Net Increase (Decrease) in Net Assets Resulting from Operations	5,823	(7)
Distributions
Net Investment Income	(758)	(220)
Realized Capital Gain	—	—
Total Distributions	(758)	(220)
Capital Share Transactions
Issued	28,417	29,606
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,067)	(2,584)
Net Increase (Decrease) from Capital Share Transactions	20,350	27,022
Total Increase (Decrease)	25,415	26,795
Net Assets
Beginning of Period	26,795	—
End of Period[2]	52,210	26,795

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $257,000 and $103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$53.59	$49.93
Investment Operations
Net Investment Income	1.329	1.051
Net Realized and Unrealized Gain (Loss) on Investments	7.734	3.454
Total from Investment Operations	9.063	4.505
Distributions
Dividends from Net Investment Income	(1.233)	(.845)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.233)	(.845)
Net Asset Value, End of Period	$61.42	$53.59

Total Return	17.16%	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.43%	2.25%[2]
Portfolio Turnover Rate[3]	20%	23%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2012. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

18

S&P 500 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $721,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $257,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $1,438,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $47,172,000. Net unrealized appreciation of investment securities for tax purposes was $5,022,000, consisting of unrealized gains of $5,906,000 on securities that had risen in value since their purchase and $884,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $35,845,000 of investment securities and sold $15,345,000 of investment securities, other than temporary cash investments. Purchases and sales include $28,409,000 and $6,304,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended	September 7, 2010[1] to
	August 31, 2012	August 31, 2011
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	500	550
Issued in Lieu of Cash Distributions	—	—
Redeemed	(150)	(50)
Net Increase (Decrease) in Shares Outstanding	350	500
1 Inception.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	279	279	3,678
Median Market Cap $68.9B		$68.9B	$34.9B
Price/Earnings Ratio	16.3x	16.3x	16.3x
Price/Book Ratio	3.6x	3.6x	2.1x
Return on Equity	25.4%	25.2%	18.1%
Earnings Growth Rate	17.3%	17.3%	10.5%
Dividend Yield	1.8%	1.8%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	22%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.84%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 10.7%		10.7%	12.1%
Consumer Staples	14.1	14.1	9.8
Energy	11.2	11.2	10.2
Financials	4.6	4.6	15.9
Health Care	15.5	15.5	11.7
Industrials	9.6	9.6	10.6
Information Technology 28.3		28.3	19.5
Materials	3.7	3.7	3.8
Telecommunication
Services	1.2	1.2	2.8
Utilities	1.1	1.1	3.6

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	8.9%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.7
International Business	IT Consulting &
Machines Corp.	Other Services	3.2
Johnson & Johnson	Pharmaceuticals	2.7
Google Inc. Class A	Internet Software &
	Services	2.5
Coca-Cola Co.	Soft Drinks	2.4
Philip Morris
International Inc.	Tobacco	2.2
Procter & Gamble Co.	Household
	Products	2.0
Microsoft Corp.	Systems Software	1.9
Oracle Corp.	Systems Software	1.8
Top Ten		31.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 27, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.15%.

20

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P 500 Growth Index Fund ETF
Shares Net Asset Value	18.38%	18.54%	$14,007
S&P 500 Growth Index Fund ETF
Shares Market Price	18.30	18.52	14,004
S&P 500 Growth Index	18.55	18.74	14,055

Large-Cap Growth Funds Average	14.07	14.65	13,112
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

21

S&P 500 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index FundETF Shares
Market Price	18.30%	40.04%
S&P 500 Growth Index FundETF Shares Net
Asset Value	18.38	40.07
S&P 500 Growth Index	18.55	40.55
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P 500 Growth Index Fund ETF Shares Net Asset Value
S&P 500 Growth Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		7.63%	17.79%
Net Asset Value		7.56	17.77

22

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (10.7%)
	McDonald’s Corp.	13,946	1,248
*	Amazon.com Inc.	4,945	1,228
	Home Depot Inc.	9,666	549
	Starbucks Corp.	10,405	516
	NIKE Inc. Class B	5,031	490
*	DIRECTV	8,986	468
	TJX Cos. Inc.	10,165	465
*	priceline.com Inc.	683	413
	Yum! Brands Inc.	6,320	403
	Viacom Inc. Class B	7,245	362
	Target Corp.	5,536	355
	Time Warner Cable Inc.	2,914	259
	Coach Inc.	3,943	229
*	Bed Bath & Beyond Inc.	3,189	214
	Ross Stores Inc.	3,095	214
*	Discovery
	Communications Inc.
	Class A	3,499	192
	VF Corp.	1,188	181
*	Dollar Tree Inc.	3,186	154
	Ralph Lauren Corp. Class A	891	141
*	O’Reilly Automotive Inc.	1,629	138
*	AutoZone Inc.	366	132
*	Chipotle Mexican Grill Inc.
	Class A	435	126
	McGraw-Hill Cos. Inc.	2,231	114
	Wynn Resorts Ltd.	1,089	112
	Limited Brands Inc.	2,293	111
	Kohl’s Corp.	2,134	111
	Omnicom Group Inc.	2,165	111
	Tiffany & Co.	1,742	108
	Family Dollar Stores Inc.	1,599	102
	Nordstrom Inc.	1,646	95
	Genuine Parts Co.	1,494	94
	Starwood Hotels & Resorts
	Worldwide Inc.	1,571	87
*	BorgWarner Inc.	1,215	84
	Scripps Networks
	Interactive Inc. Class A	1,268	75

			Market
			Value
		Shares	($000)
	Mattel Inc.	2,101	74
	Darden Restaurants Inc.	1,233	64
*	Fossil Inc.	712	61
	Marriott International Inc.
	Class A	1,452	55
	Harley-Davidson Inc.	1,299	55
*	Netflix Inc.	760	45
*	Urban Outfitters Inc.	1,184	44
	Expedia Inc.	832	43
*	Apollo Group Inc. Class A	1,375	37
	Hasbro Inc.	945	35
*	TripAdvisor Inc.	844	28
*	PulteGroup Inc.	1,795	25
*	Big Lots Inc.	566	17
	DeVry Inc.	808	16
			10,280
Consumer Staples (14.1%)
	Coca-Cola Co.	61,915	2,316
	Philip Morris
	International Inc.	23,405	2,090
	Procter & Gamble Co.	28,201	1,895
	PepsiCo Inc.	21,462	1,555
	Wal-Mart Stores Inc.	14,920	1,083
	Colgate-Palmolive Co.	6,550	696
	Kraft Foods Inc.	13,132	545
	Kimberly-Clark Corp.	5,380	450
	Costco Wholesale Corp.	3,503	343
	Altria Group Inc.	9,221	313
	General Mills Inc.	5,950	234
	Mead Johnson Nutrition Co.	2,797	205
	HJ Heinz Co.	3,337	186
	Estee Lauder Cos. Inc.
	Class A	3,095	186
	Kellogg Co.	3,386	172
	Whole Foods Market Inc.	1,679	162
	Lorillard Inc.	1,218	153
	Hershey Co.	2,088	150
	Brown-Forman Corp. Class B	2,050	131
*	Monster Beverage Corp.	2,107	124
	Reynolds American Inc.	2,507	116
	Clorox Co.	1,252	91

23

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
	McCormick & Co. Inc.	1,309	80
	JM Smucker Co.	901	77
	Dr Pepper Snapple
	Group Inc.	1,506	67
	Campbell Soup Co.	1,333	47
	Hormel Foods Corp.	843	24
			13,491
Energy (11.2%)
	Exxon Mobil Corp.	41,069	3,585
	Chevron Corp.	14,622	1,640
	Schlumberger Ltd.	18,300	1,325
	Occidental Petroleum Corp.	8,014	681
	EOG Resources Inc.	3,700	401
	National Oilwell Varco Inc.	4,097	323
	Apache Corp.	3,756	322
	Halliburton Co.	7,342	240
	Anadarko Petroleum Corp.	3,358	233
*	Cameron International Corp.	3,381	185
	Pioneer Natural
	Resources Co.	1,691	165
	Baker Hughes Inc.	3,610	165
*	FMC Technologies Inc.	3,283	154
*	Southwestern Energy Co.	4,781	149
	Noble Energy Inc.	1,535	135
	Kinder Morgan Inc.	3,729	133
	Cabot Oil & Gas Corp.	2,884	119
	Williams Cos. Inc.	3,695	119
	Spectra Energy Corp.	4,038	114
	Range Resources Corp.	1,599	104
	Peabody Energy Corp.	3,730	81
	CONSOL Energy Inc.	2,244	68
	Helmerich & Payne Inc.	1,480	68
	EQT Corp.	1,229	66
	Diamond Offshore
	Drilling Inc.	958	64
	Ensco plc Class A	1,020	58
*	Newfield Exploration Co.	1,257	41
*	WPX Energy Inc.	1,484	23
			10,761
Financials (4.6%)
	American Express Co.	8,241	480
	Simon Property Group Inc.	2,746	436
	American Tower Corporation	5,417	381
	BlackRock Inc.	1,760	310
	Aflac Inc.	6,412	296
	Ventas Inc.	3,964	260
	Franklin Resources Inc.	1,949	229
	T. Rowe Price Group Inc.	3,500	215
	Public Storage	1,387	202
	Travelers Cos. Inc.	2,777	180
	Equity Residential	2,930	177
	Chubb Corp.	2,113	156
	Aon plc	2,997	156
*	IntercontinentalExchange Inc.	999	136
	AvalonBay Communities Inc.	904	128
	Boston Properties Inc.	1,112	125

			Market
			Value
		Shares	($000)
	HCP Inc.	2,528	116
	Vornado Realty Trust	1,347	109
	Health Care REIT Inc.	1,762	103
	Prologis Inc.	2,331	80
	Moody’s Corp.	1,435	57
	Plum Creek Timber Co. Inc.	1,040	43
	Apartment Investment &
	Management Co. Class A	814	21
			4,396
Health Care (15.5%)
	Johnson & Johnson	37,688	2,541
	Abbott Laboratories	21,594	1,415
	Merck & Co. Inc.	27,130	1,168
	Amgen Inc.	10,675	896
	UnitedHealth Group Inc.	14,237	773
*	Express Scripts Holding Co.	11,055	692
*	Gilead Sciences Inc.	10,395	600
*	Biogen Idec Inc.	3,287	482
	Bristol-Myers Squibb Co.	14,135	467
	Baxter International Inc.	7,554	443
	Eli Lilly & Co.	9,808	440
*	Celgene Corp.	6,044	435
	Medtronic Inc.	9,284	378
	Allergan Inc.	4,221	364
*	Alexion Pharmaceuticals Inc.	2,634	282
*	Intuitive Surgical Inc.	545	268
	Covidien plc	4,762	267
	Stryker Corp.	4,442	237
	Becton Dickinson and Co.	2,781	211
	Thermo Fisher Scientific Inc.	3,025	173
	St. Jude Medical Inc.	4,309	163
*	Edwards Lifesciences Corp.	1,574	161
	Zimmer Holdings Inc.	2,421	150
*	Cerner Corp.	2,012	147
*	Watson Pharmaceuticals Inc.	1,752	143
	Perrigo Co.	1,280	141
	WellPoint Inc.	2,320	139
	Quest Diagnostics Inc.	2,180	132
*	Mylan Inc.	5,578	131
*	DaVita Inc.	1,289	125
	Agilent Technologies Inc.	3,338	124
*	Life Technologies Corp.	2,446	117
*	Laboratory Corp. of
	America Holdings	1,326	117
	CR Bard Inc.	1,155	113
	Aetna Inc.	2,569	99
*	Waters Corp.	1,222	98
	Humana Inc.	1,303	91
*	Varian Medical Systems Inc.	1,534	90
	DENTSPLY International Inc.	1,162	42
	Patterson Cos. Inc.	614	21
			14,876
Industrials (9.6%)
	United Parcel Service Inc.
	Class B	13,169	972
	Union Pacific Corp.	6,536	794

24

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
	United Technologies Corp.	9,005	719
	3M Co.	7,333	679
	Caterpillar Inc.	5,816	496
	Boeing Co.	6,371	455
	Deere & Co.	5,458	410
	Honeywell International Inc.	6,737	394
	Emerson Electric Co.	7,150	363
	Lockheed Martin Corp.	3,655	333
	Danaher Corp.	6,080	326
	Norfolk Southern Corp.	3,395	246
	Illinois Tool Works Inc.	3,994	237
	Precision Castparts Corp.	1,277	206
	General Dynamics Corp.	3,068	201
	Cummins Inc.	1,978	192
	WW Grainger Inc.	839	173
	CSX Corp.	6,707	151
	Raytheon Co.	2,654	150
	Rockwell Automation Inc.	1,959	141
	Roper Industries Inc.	1,337	137
	C.H. Robinson Worldwide Inc.	2,228	126
	Fastenal Co.	2,882	124
	Parker Hannifin Corp.	1,350	108
*	Stericycle Inc.	1,165	106
	Dover Corp.	1,737	100
	Cooper Industries plc	1,310	96
	Pall Corp.	1,586	88
	Stanley Black & Decker Inc.	1,287	85
	Joy Global Inc.	1,453	77
	Expeditors International of
	Washington Inc.	2,068	76
	Rockwell Collins Inc.	1,451	71
	Fluor Corp.	1,374	71
	Flowserve Corp.	535	68
	Dun & Bradstreet Corp.	615	50
	Equifax Inc.	893	41
	Iron Mountain Inc.	1,199	39
	Snap-on Inc.	428	30
	Masco Corp.	1,515	21
	Robert Half International Inc.	678	18
			9,170
Information Technology (28.3%)
	Apple Inc.	12,832	8,536
	International Business
	Machines Corp.	15,829	3,084
*	Google Inc. Class A	3,490	2,391
	Microsoft Corp.	58,483	1,802
	Oracle Corp.	53,252	1,685
	QUALCOMM Inc.	23,528	1,446
	Visa Inc. Class A	6,835	877
	Intel Corp.	35,217	874
	Mastercard Inc. Class A	1,457	616
*	eBay Inc.	10,247	486
*	EMC Corp.	15,846	417
	Accenture plc Class A	6,634	409
	Automatic Data
	Processing Inc.	6,712	390

			Market
			Value
		Shares	($000)
*	Salesforce.com Inc.	1,892	275
*	Cognizant Technology
	Solutions Corp. Class A	4,175	268
	Texas Instruments Inc.	8,946	260
	Broadcom Corp. Class A	6,802	242
	Intuit Inc.	4,028	236
*	Citrix Systems Inc.	2,555	199
*	Teradata Corp.	2,316	177
*	NetApp Inc.	4,983	172
	Altera Corp.	4,430	165
*	Red Hat Inc.	2,650	149
*	SanDisk Corp.	3,347	138
	Amphenol Corp. Class A	2,226	136
*	Fiserv Inc.	1,870	133
	Xilinx Inc.	3,616	123
	KLA-Tencor Corp.	2,293	118
*	F5 Networks Inc.	1,091	106
	Analog Devices Inc.	2,501	99
*	Adobe Systems Inc.	3,124	98
*	Lam Research Corp.	2,760	94
	Microchip Technology Inc.	2,650	92
*	Akamai Technologies Inc.	2,452	92
*	Juniper Networks Inc.	4,785	83
	Paychex Inc.	2,253	75
*	Symantec Corp.	4,046	72
	Western Union Co.	3,945	69
*	BMC Software Inc.	1,655	69
	Linear Technology Corp.	2,059	68
*	VeriSign Inc.	1,038	50
*	Autodesk Inc.	1,543	48
	Seagate Technology plc	1,357	43
*	NVIDIA Corp.	2,714	38
	FLIR Systems Inc.	1,642	33
*	LSI Corp.	3,898	30
*	Electronic Arts Inc.	2,088	28
*	Teradyne Inc.	1,621	25
*	First Solar Inc.	817	16
			27,132
Materials (3.7%)
	Monsanto Co.	7,322	638
	EI du Pont de
	Nemours & Co.	8,741	435
	Praxair Inc.	4,098	432
	Newmont Mining Corp.	6,805	345
	Ecolab Inc.	4,007	257
	PPG Industries Inc.	2,089	230
	CF Industries Holdings Inc.	901	186
	Sherwin-Williams Co.	1,177	168
	Air Products & Chemicals Inc.	1,916	158
	Mosaic Co.	2,571	149
	Sigma-Aldrich Corp.	1,661	118
	FMC Corp.	1,878	102
	Cliffs Natural Resources Inc.	1,950	70
	International Flavors &
	Fragrances Inc.	1,113	67
	Airgas Inc.	693	58

25

S&P 500 Growth Index Fund

		Market
		Value
	Shares	($000)
Eastman Chemical Co.	1,002	55
Ball Corp.	1,200	51
		3,519
Telecommunication Services (1.2%)
Verizon Communications Inc.	21,057	904
* Crown Castle
International Corp.	3,537	225
		1,129
Utilities (1.1%)
Southern Co.	7,037	319
Dominion Resources Inc.	5,485	288
NextEra Energy Inc.	3,319	223
Consolidated Edison Inc.	2,132	129
ONEOK Inc.	1,706	76
		1,035
Total Investments (100.0%)
(Cost $85,149)		95,789
Other Assets and Liabilities (0.0%)
Other Assets		226
Liabilities		(219)
		7
ETF Shares—Net Assets (100%)
Applicable to 1,400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		95,796
Net Asset Value Per Share—ETF Shares		$68.43

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	86,877
Undistributed Net Investment Income	341
Accumulated Net Realized Losses	(2,062)
Unrealized Appreciation (Depreciation)	10,640
Net Assets	95,796

•See Note A in Notes to Financial Statements.

*Non-income-producing security.

 REIT-Real Estate Investment Trust.

 See accompanying Notes, which are an integral part of the Financial Statements.

26

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	1,313
Total Income	1,313
Expenses
The Vanguard Group—Note B
Management and Administrative	64
Custodian Fees	14
Auditing Fees	20
Shareholders’ Reports	2
Total Expenses	100
Net Investment Income	1,213
Realized Net Gain (Loss) on Investment Securities Sold	1,005
Change in Unrealized Appreciation (Depreciation) of Investment Securities	8,544
Net Increase (Decrease) in Net Assets Resulting from Operations	10,762

See accompanying Notes, which are an integral part of the Financial Statements.

27

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

		September 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,213	550
Realized Net Gain (Loss)	1,005	(378)
Change in Unrealized Appreciation (Depreciation)	8,544	2,096
Net Increase (Decrease) in Net Assets Resulting from Operations	10,762	2,268
Distributions
Net Investment Income	(1,030)	(392)
Realized Capital Gain	—	—
Total Distributions	(1,030)	(392)
Capital Share Transactions
Issued	50,381	59,669
Issued in Lieu of Cash Distributions	—	—
Redeemed	(20,183)	(5,679)
Net Increase (Decrease) from Capital Share Transactions	30,198	53,990
Total Increase (Decrease)	39,930	55,866
Net Assets
Beginning of Period	55,866	—
End of Period[2]	95,796	55,866
1 Inception.
2 Net Assets -End of Period includes undistributed net investment income of $341,000 and $158,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$58.81	$50.23
Investment Operations
Net Investment Income	1.135	.797
Net Realized and Unrealized Gain (Loss) on Investments	9.543	8.414
Total from Investment Operations	10.678	9.211
Distributions
Dividends from Net Investment Income	(1.058)	(.631)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.058)	(.631)
Net Asset Value, End of Period	$68.43	$58.81

Total Return	18.38%	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96	$56
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.82%	1.63%[2]
Portfolio Turnover Rate[3]	22%	26%

1 Inception.

2 Annualized.

3 Excludes the value of portfolio secutities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

29

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2012. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

30

S&P 500 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,915,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had 257,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $1,438,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $85,150,000. Net unrealized appreciation of investment securities for tax purposes was $10,639,000, consisting of unrealized gains of $11,699,000 on securities that had risen in value since their purchase and $1,060,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $65,658,000 of investment securities and sold $35,267,000 of investment securities, other than temporary cash investments. Purchases and sales include $50,371,000 and $20,106,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended	September 7, 2010[1] to
	August 31, 2012	August 31, 2011
	Shares	Shares
	(000)	(000)
Issued	800	1,050
Issued in Lieu of Cash Distributions	—	—
Redeemed	(350)	(100)
Net Increase (Decrease) in Shares Outstanding	450	950
1 Inception.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

31

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

32

Special 2012 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Qualified Dividend Income
Fund	($000)
S&P 500 Value Index	758
S&P 500 Growth Index	1,030

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	100%
S&P 500 Growth Index	100

33

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index
Periods Ended August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund
Returns Before Taxes	17.16%	13.09%
Returns After Taxes on Distributions	16.77	12.78
Returns After Taxes on Distributions and Sale of Fund Shares	11.59	11.18

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund
Returns Before Taxes	18.38%	18.54%
Returns After Taxes on Distributions	18.07	18.29
Returns After Taxes on Distributions and Sale of Fund Shares	12.29	15.90

34

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

35

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,026.70	$0.77
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,052.68	$0.78
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Value Index Fund, 0.15%; and for the S&P Growth Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

36

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P 500 Value Index Fund, and S&P 500 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

37

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

38

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm and Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction	condition regarding the advisability of buying, selling,
with the offering of shares of any Vanguard	or holding units/shares in the funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18400 102012

Annual Report | August 31, 2012

Vanguard S&P Small-Cap 600
Index Funds

Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund

> For the 12 months ended August 31, 2012, returns for the three Vanguard S&P Small-Cap 600 Index Funds ranged from about 16% to more than 17%.

> The funds closely tracked the returns of their benchmark indexes and significantly outpaced the average returns of their peer groups, which include actively managed funds.

> Consumer discretionary and financial stocks produced strong double-digit returns in all three funds, but returns for energy and telecommunication holdings were low or negative.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Small-Cap 600 Index Fund.	9
S&P Small-Cap 600 Value Index Fund.	27
S&P Small-Cap 600 Growth Index Fund.	41
Your Fund’s After-Tax Returns.	56
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangement.	59
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
S&P Small-Cap 600 Index Fund
Institutional Shares	16.75%
ETF Shares
Market Price	16.82
Net Asset Value	16.66
S&P SmallCap 600 Index	16.90
Small-Cap Core Funds Average	11.15
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	17.04%
Net Asset Value	17.33
S&P SmallCap 600 Value Index	17.53
Small-Cap Value Funds Average	12.13
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	16.19%
Net Asset Value	16.17
S&P SmallCap 600 Growth Index	16.37
Small-Cap Growth Funds Average	11.62
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

While concerns about the debt crisis in the Eurozone and the pace of economic growth in the United States rattled the financial markets at times, U.S. stocks rose significantly for the 12 months ended August 31, 2012.

The gains were broad-based, with limited differences attributable to market capitalization or growth versus value stocks. All three Vanguard S&P 600 Small-Cap Index Funds posted double-digit returns within a range of about one percentage point. Each was less than two percentage points behind the returns of the large-cap S&P 500 Index.

The ETF Shares of Vanguard S&P Small-Cap 600 Value Index Fund returned 17.33%; their counterparts in Vanguard S&P Small-Cap 600 Growth Index Fund returned 16.17%. Returns for Vanguard S&P Small-Cap 600 Index Fund, a blend of growth and value stocks, fell in between—the ETF Shares returned 16.66% and the Institutional Shares 16.75%. (All ETF returns are based on net asset value.)

Results for all three funds were in line with those of their benchmark indexes and well ahead of the average returns of their peer groups.

If you hold your shares in a taxable account, you may wish to review the information on your fund’s after-tax returns that appears later in this report.

2

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Stocks rose and fell on concerns about growth and debt
After sliding in September on fears of a Greek default, small-cap stocks moved higher along with their larger-cap counterparts as better U.S. economic reports trickled in regarding employment, manufacturing and consumer spending. In the second half of the period, however, further gains were restrained by fresh concerns about the Eurozone and the pace of growth in the United States.

Pockets of strong performance came from consumer discretionary stocks. Homebuilders did very well as sales of new single-family homes began to rise, inventories declined, and mortgage rates fell to record lows. Home improvement,

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.09%	0.16%	1.37%
S&P Small-Cap 600 Value Index Fund	—	0.22	1.45
S&P Small-Cap 600 Growth Index Fund	—	0.20	1.51

The fund expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For fiscal year ended August 31, 2012, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

4

clothing, and sporting goods companies also posted solid gains, while advertising and educational services firms lagged, generating negative returns.

The Small-Cap 600 Index and Small-Cap 600 Value Index Funds in particular benefited from strength in the financial sector. Regional bank stocks surged, helped by the consolidation that has taken place since the financial crisis and a recent uptick in loan demand, especially for commercial and industrial loans. Other bright spots in this sector included real estate investment trusts and insurance companies.

The S&P Small-Cap 600 Growth Index Fund, emphasizing companies whose earnings are expected to expand faster than the overall market, had a large exposure to information technology stocks during the period—about one-quarter of its assets. While not all tech stocks performed well, more than a dozen in various segments returned more than of 50%, lifting the fund’s sector return to about 20%.

It’s probably worth noting that the distinction between growth and value stocks isn’t hard and fast. Indeed, some stocks are held by both the S&P

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more relevant tally of the operating costs incurred by shareholders.

5

Small-Cap 600 Value Index Fund and its growth counterpart. The methodology used to create the indexes that the funds seek to track can create some overlap, though the same stock will be weighted differently. (See “Why are some stocks in both the growth and value indexes?” for more detail.)

Energy and telecommunications lagged in all three funds, although their impact on performance was limited because of their light weighting. Dimmer prospects for coal and stiff competition in oil and gas transportation reduced returns from energy stocks, and competition in wireless services weighed on telecom holdings.

The funds have closely tracked their benchmark indexes
For the nearly two years since their inception on September 7, 2010, the ETF Shares of the S&P Small-Cap 600 Index, Growth Index, and Value Index Funds have posted average annual returns of 17.91%, 19.93%, and 16.08%, respectively. While a couple of years is nowhere near enough time to adequately evaluate an investment, the funds have met their primary objective of closely tracking their benchmark indexes. So, too, have the Institutional Shares of the S&P Small-Cap 600 Index Fund, launched on April 1, 2011, which has posted an average annual return of 2.62%.

Why are some stocks in both the growth and value indexes?
If you look closely at many value and growth indexes—and the funds that seek to track them—you’ll notice that they have some of the same holdings. Microsoft, for example, was among the ten largest holdings in both the S&P 500 Growth Index and the S&P 500 Value Index as of August 31, 2012.

The overlap is a result of the methodology used to create and update the indexes.
Here’s how it works: The index provider ranks all the stocks in a broader “parent”
index according to growth and value metrics. Some of the stocks will be classified as purely growth or purely value. But a portion will fall in between, with characteristics of each.

This type of stock will then be divided between the indexes. If it’s closer to the growth end of the spectrum, more of its market capitalization will be assigned to the growth index—and vice versa for value-oriented stocks.

This method can reduce the number of stocks that drift entirely out of one index and into another. And that, in turn, can lead to lower transaction costs and greater tax efficiency for funds that follow the indexes.

6

This success is a credit to Vanguard Equity Investment Group, which combines experienced portfolio management with sophisticated risk-control and trading systems. The funds’ low expense ratios also help keep returns close to those of their cost-free benchmark indexes.

The rise of index funds, and the merits of active management
Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both the conventional variety and ETFs. Though less widely held, bond index funds are also gathering momentum.

The benefits of index funds are crystal clear: low costs, diversification across a market or market segment, and limited deviation from the returns of market benchmarks. But what about actively managed funds? Although Vanguard is a prominent indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe that adhering to a few basic tenets can help put you in position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last but never least, have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2012

7

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	$118.12	$136.79	$1.014	$0.000
ETF Shares	58.84	68.12	0.477	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares	$56.68	$65.79	$0.651	$0.000
Vanguard S&P Small-Cap 600 Growth Index
Fund
ETF Shares	$61.18	$70.70	$0.337	$0.000

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSMSX	VIOO
Expense Ratio[1]	0.09%	0.16%
30-Day SEC Yield	1.20%	1.13%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	Index
Number of Stocks	601	600	3,678
Median Market Cap	$1.2B	$1.2B	$34.9B
Price/Earnings Ratio	20.9x	20.9x	16.3x
Price/Book Ratio	1.8x	1.8x	2.1x
Return on Equity	10.2%	10.2%	18.1%
Earnings Growth Rate	6.1%	6.1%	10.5%
Dividend Yield	1.3%	1.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund 600 Index		Index
Consumer Discretionary 15.8%		15.8%	12.1%
Consumer Staples	4.6	4.6	9.8
Energy	3.9	3.9	10.2
Financials	20.2	20.2	15.9
Health Care	11.3	11.3	11.7
Industrials	15.3	15.3	10.6
Information Technology 18.6		18.6	19.5
Materials	5.7	5.7	3.8
Telecommunication
Services	0.5	0.5	2.8
Utilities	4.1	4.1	3.6

Ten Largest Holdings (% of total net assets)
Extra Space Storage Inc.	Specialized REITs	0.7%
Kilroy Realty Corp.	Office REITs	0.7
Tanger Factory Outlet
Centers	Retail REITs	0.6
Hain Celestial Group Inc.	Packaged Foods &
	Meats	0.6
Cubist Pharmaceuticals
Inc.	Biotechnology	0.6
United Natural Foods
Inc.	Food Distributors	0.6
Mid-America Apartment
Communities Inc.	Residential REITs	0.6
Post Properties Inc.	Residential REITs	0.5
ProAssurance Corp.	Property & Casualty
	Insurance	0.5
Cirrus Logic Inc.	Semiconductors	0.5
Top Ten		5.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

9

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Small-Cap 600 Index FundETF
Shares Net Asset Value	16.66%	17.91%	$13,861
S&P Small-Cap 600 Index FundETF
Shares Market Price	16.82	17.94	13,869
S&P SmallCap 600 Index	16.90	18.15	13,917

Small-Cap Core Funds Average	11.15	13.73	12,904
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	16.75%	2.62%	$5,186,880
S&P SmallCap 600 Index	16.90	2.78	5,198,386
Dow Jones U.S. Total Stock Market Index	16.74	4.65	5,332,673

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
See Financial Highlights for dividend and capital gains information.

10

S&P Small-Cap 600 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index FundETF Shares
Market Price	16.82%	38.69%
S&P Small-Cap 600 Index FundETF Shares
Net Asset Value	16.66	38.61
S&P SmallCap 600 Index	16.90	39.17
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value
S&P SmallCap 600 Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/1/2011	1.25%	0.59%
ETF Shares	9/7/2010
Market Price		1.19	17.83
Net Asset Value		1.20	17.84

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

11

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (15.8%)
	Wolverine World Wide Inc.	13,104	616
	Brunswick Corp.	24,029	569
*	Cabela’s Inc.	11,738	564
	Pool Corp.	12,763	503
*	Genesco Inc.	6,555	463
*	Steven Madden Ltd.	10,590	455
*	Select Comfort Corp.	15,209	435
	Men’s Wearhouse Inc.	13,644	431
*	Coinstar Inc.	8,394	429
*	Vitamin Shoppe Inc.	7,904	424
*	Crocs Inc.	24,095	421
*	Hibbett Sports Inc.	7,048	409
	Cracker Barrel Old Country
	Store Inc.	6,231	392
*	Fifth & Pacific Cos. Inc.	29,528	391
*	Buffalo Wild Wings Inc.	4,974	382
*	Children’s Place Retail
	Stores Inc.	6,591	375
*	Jos A Bank Clothiers Inc.	7,561	364
*	Iconix Brand Group Inc.	19,250	360
*	Lumber Liquidators
	Holdings Inc.	7,387	345
*	Live Nation
	Entertainment Inc.	40,301	343
	Group 1 Automotive Inc.	6,226	342
	Buckle Inc.	7,419	338
	Ryland Group Inc.	12,115	325
	Finish Line Inc. Class A	14,113	324
*	Jack in the Box Inc.	12,009	313
	Hillenbrand Inc.	16,999	308
*	Meritage Homes Corp.	8,187	305
	Monro Muffler Brake Inc.	8,392	284
	Texas Roadhouse Inc.
	Class A	16,340	281
*	BJ’s Restaurants Inc.	6,610	271
*	Helen of Troy Ltd.	8,610	271
*	Peet’s Coffee & Tea Inc.	3,599	265

			Market
			Value
		Shares	($000)
*	Papa John’s International Inc.	4,917	253
	Arbitron Inc.	7,185	253
*	Marriott Vacations
	Worldwide Corp.	7,447	239
	Cato Corp. Class A	7,921	233
*	Shuffle Master Inc.	15,155	230
*	DineEquity Inc.	4,277	227
^	Sturm Ruger & Co. Inc.	5,201	225
*	Skechers U.S.A. Inc.
	Class A	10,048	218
	Oxford Industries Inc.	3,797	207
	Interval Leisure Group Inc.	10,900	201
*	Standard Pacific Corp.	29,383	197
*	La-Z-Boy Inc.	14,080	194
*	Pinnacle Entertainment Inc.	16,983	188
*	iRobot Corp.	7,459	188
	Sonic Automotive Inc.
	Class A	10,203	182
	Stage Stores Inc.	8,397	180
	Brown Shoe Co. Inc.	11,640	175
*	Zumiez Inc.	5,957	174
	Lithia Motors Inc. Class A	5,865	171
*	American Public Education
	Inc.	4,937	166
	Movado Group Inc.	4,655	164
	True Religion Apparel Inc.	7,005	162
	Ethan Allen Interiors Inc.	6,898	152
*	Sonic Corp.	16,132	151
*	Drew Industries Inc.	5,203	151
*	Arctic Cat Inc.	3,441	149
	CEC Entertainment Inc.	4,969	148
*	Maidenform Brands Inc.	6,392	142
	American Greetings Corp.
	Class A	9,627	139
*	Biglari Holdings Inc.	390	137
	OfficeMax Inc.	23,544	137
	Fred’s Inc. Class A	9,815	131
	Pep Boys-Manny Moe
	& Jack	14,387	129
*	Blue Nile Inc.	3,354	126

12

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Blyth Inc.	2,947	125
*	rue21 inc	4,291	121
*	Ruby Tuesday Inc.	17,325	117
*	Multimedia Games
	Holding Co. Inc.	7,437	117
*	Capella Education Co.	3,669	114
	Superior Industries
	International Inc.	6,461	110
	Hot Topic Inc.	11,351	107
*	Quiksilver Inc.	33,701	105
	Callaway Golf Co.	17,678	102
	JAKKS Pacific Inc.	5,984	100
*	M/I Homes Inc.	5,110	99
	Standard Motor Products Inc.	5,379	95
*	Red Robin Gourmet
	Burgers Inc.	3,032	94
*	Boyd Gaming Corp.	14,816	89
*	Winnebago Industries Inc.	7,675	88
*	EW Scripps Co. Class A	8,360	87
*	Digital Generation Inc.	7,426	83
	Harte-Hanks Inc.	11,477	80
	Nutrisystem Inc.	7,592	78
	Universal Technical
	Institute Inc.	5,742	69
*	Perry Ellis International Inc.	3,331	69
	Marcus Corp.	5,226	67
*	Stein Mart Inc.	7,391	67
	Haverty Furniture Cos. Inc.	5,078	66
*	Universal Electronics Inc.	3,922	60
*	Tuesday Morning Corp.	10,661	60
*	Ruth’s Hospitality Group Inc.	9,372	57
	PetMed Express Inc.	5,302	54
	Big 5 Sporting Goods Corp.	6,141	52
*	Career Education Corp.	14,549	46
*	Corinthian Colleges Inc.	21,995	44
*	MarineMax Inc.	6,151	44
	Spartan Motors Inc.	8,863	44
*	Zale Corp.	7,339	41
*	Kirkland’s Inc.	4,057	39
*	VOXX International Corp.
	Class A	4,938	37
	Lincoln Educational
	Services Corp.	6,371	27
	Christopher & Banks Corp.	9,145	22
*	Monarch Casino
	& Resort Inc.	2,786	21
*	K-Swiss Inc. Class A	6,993	20
*	Coldwater Creek Inc.	21,981	13
			21,347
Consumer Staples (4.6%)
*	Hain Celestial Group Inc.	12,058	832
*	United Natural Foods Inc.	13,172	757
	Casey’s General Stores Inc.	10,258	580
*	Darling International Inc.	31,639	526
*	TreeHouse Foods Inc.	9,674	503

			Market
			Value
		Shares	($000)
	B&G Foods Inc. Class A	13,137	385
	Snyders-Lance Inc.	12,762	299
*	Boston Beer Co. Inc. Class A	2,311	238
	Sanderson Farms Inc.	5,303	233
	J&J Snack Foods Corp.	3,945	225
*	Prestige Brands Holdings Inc.	13,658	219
	WD-40 Co.	4,326	211
	Andersons Inc.	5,000	201
	Cal-Maine Foods Inc.	3,892	156
*	Central Garden and Pet Co.
	Class A	11,379	134
	Diamond Foods Inc.	5,871	115
*	Medifast Inc.	3,647	102
	Spartan Stores Inc.	5,943	91
	Calavo Growers Inc.	3,348	89
	Inter Parfums Inc.	4,496	75
*	Seneca Foods Corp. Class A	2,482	71
*	Alliance One
	International Inc.	23,764	69
	Nash Finch Co.	3,213	63
			6,174
Energy (3.9%)
*	SEACOR Holdings Inc.	5,678	488
	Lufkin Industries Inc.	9,016	473
	Bristow Group Inc.	9,604	450
*	Hornbeck Offshore
	Services Inc.	9,471	368
*	Exterran Holdings Inc.	17,607	324
*	Gulfport Energy Corp.	12,242	322
*	Stone Energy Corp.	13,436	316
*	Cloud Peak Energy Inc.	16,577	292
*	PDC Energy Inc.	8,193	228
*	Swift Energy Co.	11,631	227
*	ION Geophysical Corp.	34,654	226
*	Comstock Resources Inc.	13,068	216
*	Approach Resources Inc.	7,464	215
*	Contango Oil & Gas Co.	3,462	192
*	OYO Geospace Corp.	1,731	159
*	TETRA Technologies Inc.	21,124	135
*	Pioneer Energy Services
	Corp.	16,806	129
	Gulf Island Fabrication Inc.	3,926	102
*	Petroquest Energy Inc.	15,213	97
*	Basic Energy Services Inc.	8,111	90
*	Matrix Service Co.	6,745	79
	Penn Virginia Corp.	12,674	77
	Overseas Shipholding
	Group Inc.	7,477	45
			5,250
Financials (20.2%)
	Extra Space Storage Inc.	28,054	957
	Kilroy Realty Corp.	19,775	934
	Tanger Factory Outlet
	Centers	25,002	839

13

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Mid-America Apartment
	Communities Inc.	11,045	751
	Post Properties Inc.	14,488	740
	ProAssurance Corp.	8,269	738
	LaSalle Hotel Properties	23,067	629
	Entertainment Properties
	Trust	12,606	575
	Susquehanna Bancshares
	Inc.	50,550	531
	Colonial Properties Trust	23,658	519
	Healthcare Realty Trust Inc.	20,970	509
*	Texas Capital Bancshares
	Inc.	10,723	493
	DiamondRock Hospitality
	Co.	50,507	486
*	Stifel Financial Corp.	14,381	470
	Sovran Self Storage Inc.	7,788	443
	UMB Financial Corp.	8,703	427
	Prospect Capital Corp.	36,768	420
	FNB Corp.	37,441	410
	EastGroup Properties Inc.	7,583	406
	Medical Properties Trust Inc.	36,820	380
	Umpqua Holdings Corp.	29,988	379
	Wintrust Financial Corp.	9,864	369
*	First Cash Financial
	Services Inc.	7,770	347
	PS Business Parks Inc.	5,068	345
	Lexington Realty Trust	36,788	345
	Old National Bancorp	25,712	339
	Northwest Bancshares Inc.	26,507	320
	Acadia Realty Trust	12,451	310
	Cash America International
	Inc.	7,978	310
	Glacier Bancorp Inc.	19,535	301
	Community Bank System
	Inc.	10,714	300
	United Bankshares Inc.	12,288	299
	National Penn Bancshares
	Inc.	33,517	298
	First Financial Bankshares
	Inc.	8,550	297
	RLI Corp.	4,551	288
	CVB Financial Corp.	23,892	286
	LTC Properties Inc.	8,260	279
*	Ezcorp Inc. Class A	12,044	273
	Selective Insurance
	Group Inc.	14,885	267
	PrivateBancorp Inc.
	Class A	16,321	266
*	BBCN Bancorp Inc.	21,183	265
	First Financial Bancorp	15,891	259
*	World Acceptance Corp.	3,531	258
	Bank of the Ozarks Inc.	7,790	250
	First Midwest Bancorp Inc.	20,343	240
	Pennsylvania REIT	15,196	239

			Market
			Value
		Shares	($000)
*	Financial Engines Inc.	10,820	230
	Cousins Properties Inc.	28,282	226
	Provident Financial Services
	Inc.	14,547	225
	Franklin Street Properties
	Corp.	19,597	218
	PacWest Bancorp	9,117	212
	Boston Private Financial
	Holdings Inc.	21,228	201
	Tower Group Inc.	10,711	200
	First Commonwealth
	Financial Corp.	27,959	195
	Columbia Banking System
	Inc.	10,776	192
	Sabra Health Care REIT Inc.	10,013	192
	Home BancShares Inc.	6,030	190
	NBT Bancorp Inc.	9,027	190
	Horace Mann Educators
	Corp.	10,772	189
	Safety Insurance Group Inc.	4,160	188
*	Virtus Investment Partners
	Inc.	2,116	181
	Oritani Financial Corp.	12,345	181
*	Pinnacle Financial Partners
	Inc.	9,436	181
	Infinity Property & Casualty
	Corp.	3,209	180
	Inland Real Estate Corp.	21,167	174
	Independent Bank Corp.	5,872	171
	ViewPoint Financial Group
	Inc.	8,858	163
*	National Financial Partners
	Corp.	11,028	163
	Brookline Bancorp Inc.	18,707	159
	Employers Holdings Inc.	8,405	153
	Universal Health Realty
	Income Trust	3,441	149
	Interactive Brokers Group
	Inc.	10,522	145
*	Navigators Group Inc.	2,950	143
	TrustCo Bank Corp. NY	25,441	142
	Saul Centers Inc.	3,231	139
*	Forestar Group Inc.	9,527	137
	S&T Bancorp Inc.	7,853	136
	City Holding Co.	3,992	136
	Getty Realty Corp.	7,218	129
	United Fire Group Inc.	5,665	125
	Urstadt Biddle Properties
	Inc. Class A	6,316	123
*	AMERISAFE Inc.	4,865	122
	Tompkins Financial Corp.	2,872	112
*	Hanmi Financial Corp.	8,644	108
	Dime Community
	Bancshares Inc.	7,675	107

14

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Simmons First National Corp.
	Class A	4,592	107
	Stewart Information Services
	Corp.	5,255	104
*	Wilshire Bancorp Inc.	16,373	103
*	Piper Jaffray Cos.	4,109	101
	Meadowbrook Insurance
	Group Inc.	13,224	100
	Kite Realty Group Trust	17,379	89
*	Investment Technology
	Group Inc.	10,157	86
*	eHealth Inc.	5,137	85
	Sterling Bancorp	8,516	85
	Cedar Realty Trust Inc.	14,930	82
	Presidential Life Corp.	5,787	81
	Parkway Properties Inc.	5,900	69
	Calamos Asset
	Management Inc. Class A	5,571	62
	Bank Mutual Corp.	12,215	53
*	SWS Group Inc.	8,305	50
*	United Community Banks
	Inc.	5,028	40
*	First BanCorp	4,817	18
			27,208
Health Care (11.3%)
*	Cubist Pharmaceuticals Inc.	17,085	789
*	Questcor Pharmaceuticals
	Inc.	16,213	704
*	Salix Pharmaceuticals Ltd.	15,657	688
*	Align Technology Inc.	18,840	640
*	Centene Corp.	13,845	562
*	Haemonetics Corp.	6,813	502
*	ViroPharma Inc.	18,707	498
*	Par Pharmaceutical Cos. Inc.	9,880	492
*	PAREXEL International Corp.	16,083	463
	West Pharmaceutical
	Services Inc.	9,099	431
*	Medicines Co.	14,772	379
*	Magellan Health Services
	Inc.	7,418	368
*	Air Methods Corp.	3,102	361
*	MWI Veterinary Supply Inc.	3,458	349
	Chemed Corp.	5,223	345
*	Cyberonics Inc.	6,732	336
*	PSS World Medical Inc.	13,696	296
*	Hanger Inc.	9,228	264
*	Akorn Inc.	18,337	254
*	Amsurg Corp. Class A	8,593	253
*	Neogen Corp.	6,398	250
*	NuVasive Inc.	11,726	247
	Analogic Corp.	3,330	231
*	Abaxis Inc.	5,898	221
*	Medidata Solutions Inc.	6,098	214
*	Integra LifeSciences
	Holdings Corp.	5,430	214

			Market
			Value
		Shares	($000)
	CONMED Corp.	7,684	208
*	IPC The Hospitalist Co. Inc.	4,502	199
	Meridian Bioscience Inc.	11,205	198
*	Luminex Corp.	10,216	198
	Quality Systems Inc.	10,790	191
*	Molina Healthcare Inc.	7,805	189
*	ICU Medical Inc.	3,381	188
*	Bio-Reference Labs Inc.	6,559	171
*	Spectrum Pharmaceuticals
	Inc.	14,226	170
*	Momenta Pharmaceuticals
	Inc.	12,034	170
*	Merit Medical Systems Inc.	11,421	163
*	Kindred Healthcare Inc.	14,448	161
	Computer Programs &
	Systems Inc.	3,005	152
*	HealthStream Inc.	5,310	151
	Landauer Inc.	2,567	151
*	Greatbatch Inc.	6,422	149
	Cantel Medical Corp.	5,646	145
	Ensign Group Inc.	4,521	133
*	Omnicell Inc.	9,121	131
	Invacare Corp.	8,642	119
*	Amedisys Inc.	8,206	116
*	Hi-Tech Pharmacal Co. Inc.	2,865	102
*	PharMerica Corp.	7,807	98
*	Cambrex Corp.	8,054	98
*	Emergent Biosolutions Inc.	6,541	96
*	Natus Medical Inc.	8,110	95
*	Healthways Inc.	8,801	92
*	AMN Healthcare Services
	Inc.	10,957	92
*	Symmetry Medical Inc.	9,830	91
*	Arqule Inc.	16,893	88
*	Gentiva Health Services Inc.	7,959	87
*	Corvel Corp.	1,752	77
*	LHC Group Inc.	4,349	76
*	Affymetrix Inc.	18,418	70
*	SurModics Inc.	3,763	70
*	Almost Family Inc.	2,299	51
*	Palomar Medical
	Technologies Inc.	5,454	48
*	CryoLife Inc.	7,272	39
*	Cross Country Healthcare
	Inc.	7,904	32
*	Enzo Biochem Inc.	8,684	16
			15,222
Industrials (15.3%)
	Robbins & Myers Inc.	11,815	707
*	Teledyne Technologies Inc.	9,902	639
	Toro Co.	16,125	600
	AO Smith Corp.	10,475	573
*	Old Dominion Freight Line
	Inc.	12,675	568
	Actuant Corp. Class A	19,605	551

15

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	EMCOR Group Inc.	17,936	496
*	EnerSys Inc.	12,875	480
	Applied Industrial
	Technologies Inc.	11,326	461
*	Portfolio Recovery
	Associates Inc.	4,587	460
*	Moog Inc. Class A	12,153	445
	Mueller Industries Inc.	10,270	443
*	Tetra Tech Inc.	17,031	442
	Geo Group Inc.	16,468	433
	Belden Inc.	12,205	417
	Brady Corp. Class A	14,091	396
	Healthcare Services Group
	Inc.	18,007	381
	Curtiss-Wright Corp.	12,575	378
*	Hub Group Inc. Class A	10,261	309
	Barnes Group Inc.	12,670	300
	Simpson Manufacturing Co.
	Inc.	11,022	280
	Franklin Electric Co. Inc.	5,156	280
*	II-VI Inc.	14,896	277
	Watts Water Technologies
	Inc. Class A	7,503	275
*	Allegiant Travel Co. Class A	4,117	273
	United Stationers Inc.	11,046	267
	ABM Industries Inc.	13,134	266
	Forward Air Corp.	7,899	266
	UniFirst Corp.	4,170	265
	ESCO Technologies Inc.	7,260	257
	Kaman Corp.	7,167	235
	Knight Transportation Inc.	16,011	229
	Briggs & Stratton Corp.	13,214	229
	Lindsay Corp.	3,453	226
*	Orbital Sciences Corp.	16,020	221
	AZZ Inc.	6,858	218
	Interface Inc. Class A	15,765	216
	Cubic Corp.	4,285	216
	Tennant Co.	5,118	215
*	EnPro Industries Inc.	5,605	210
*	Aegion Corp. Class A	10,663	208
	Universal Forest Products
	Inc.	5,355	206
	Heartland Express Inc.	15,499	202
	Kaydon Corp.	8,702	194
*	On Assignment Inc.	11,706	193
*	Exponent Inc.	3,642	190
	Quanex Building Products
	Corp.	9,987	175
*	TrueBlue Inc.	10,972	170
*	Mobile Mini Inc.	9,934	170
*	Encore Capital Group Inc.	5,970	167
	AAR Corp.	10,942	163
	G&K Services Inc. Class A	5,116	160
	Albany International Corp.	7,529	159
	Ceradyne Inc.	6,632	157

			Market
			Value
		Shares	($000)
*	Astec Industries Inc.	5,329	156
*	Navigant Consulting Inc.	14,080	156
	Standex International Corp.	3,449	154
	Insperity Inc.	6,148	150
	CIRCOR International Inc.	4,610	147
*	GenCorp Inc.	15,916	145
	American Science &
	Engineering Inc.	2,410	143
*	Sykes Enterprises Inc.	10,621	143
	Encore Wire Corp.	5,021	142
*	Dycom Industries Inc.	9,155	133
	Resources Connection Inc.	11,508	129
	John Bean Technologies
	Corp.	7,856	125
	SkyWest Inc.	13,836	121
*	Aerovironment Inc.	5,050	120
	Apogee Enterprises Inc.	7,474	118
	Griffon Corp.	12,196	118
	Cascade Corp.	2,357	116
	Viad Corp.	5,406	111
	Comfort Systems USA Inc.	9,812	101
*	Federal Signal Corp.	16,527	99
	Kelly Services Inc. Class A	7,820	96
	National Presto Industries
	Inc.	1,326	96
*	Gibraltar Industries Inc.	8,411	92
	AAON Inc.	4,960	91
*	Powell Industries Inc.	2,401	91
*	Engility Holdings Inc.	4,251	79
*	Consolidated Graphics Inc.	2,349	63
	Arkansas Best Corp.	6,709	62
*	NCI Building Systems Inc.	5,657	61
*	Lydall Inc.	4,627	59
	Heidrick & Struggles
	International Inc.	4,736	58
*	Orion Marine Group Inc.	7,391	56
	CDI Corp.	3,372	56
*	Vicor Corp.	5,395	32
*	Dolan Co.	8,544	30
	Lawson Products Inc.	990	8
			20,571
Information Technology (18.6%)
*	Cirrus Logic Inc.	17,376	724
*	CommVault Systems Inc.	12,027	606
	FEI Co.	10,199	548
	MAXIMUS Inc.	9,120	496
*	Microsemi Corp.	23,872	475
*	Cymer Inc.	8,315	471
	Anixter International Inc.	7,491	450
*	ViaSat Inc.	11,582	448
*,^	3D Systems Corp.	9,545	417
	Cognex Corp.	11,486	415
*	Arris Group Inc.	30,306	413
*	Sourcefire Inc.	7,896	410
*	OSI Systems Inc.	5,392	400

16

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Hittite Microwave Corp.	7,518	394
	MKS Instruments Inc.	14,079	382
*	CACI International Inc.
	Class A	7,144	381
*	NETGEAR Inc.	10,315	377
*	Stratasys Inc.	5,783	374
	j2 Global Inc.	12,396	365
*	Veeco Instruments Inc.	10,413	357
*	JDA Software Group Inc.	11,557	356
*	Liquidity Services Inc.	6,443	338
*	Cardtronics Inc.	11,821	334
*	Progress Software Corp.	17,068	328
	Heartland Payment
	Systems Inc.	10,529	320
*	DealerTrack Holdings Inc.	11,526	319
	Littelfuse Inc.	5,886	302
	Blackbaud Inc.	12,259	299
*	Plexus Corp.	9,500	284
*	Manhattan Associates Inc.	5,519	279
*	Synaptics Inc.	9,148	278
*	MicroStrategy Inc. Class A	2,208	277
*	Tyler Technologies Inc.	6,705	270
	Power Integrations Inc.	7,709	267
*	OpenTable Inc.	6,130	260
*	TriQuint Semiconductor Inc.	45,770	254
*	Benchmark Electronics Inc.	15,659	251
*	Take-Two Interactive
	Software Inc.	24,410	250
*	SYNNEX Corp.	7,069	244
*	Ultratech Inc.	7,119	235
*	ScanSource Inc.	7,490	226
*	Bottomline Technologies Inc.	9,981	224
*	Netscout Systems Inc.	9,429	224
*	Kulicke & Soffa Industries
	Inc.	19,729	224
	MTS Systems Corp.	4,367	222
*	LivePerson Inc.	13,302	219
*	Insight Enterprises Inc.	12,061	217
	Tessera Technologies Inc.	14,095	215
	Cabot Microelectronics Corp.	6,399	213
	Ebix Inc.	8,519	204
*	CSG Systems International
	Inc.	9,229	196
*	GT Advanced Technologies
	Inc.	32,228	187
*	Diodes Inc.	10,012	185
*	FARO Technologies Inc.	4,596	181
*	Monolithic Power Systems
	Inc.	8,259	178
*	Rogers Corp.	4,443	177
*	Synchronoss Technologies
	Inc.	7,421	171
*	Rofin-Sinar Technologies Inc.	7,781	169
*	Brightpoint Inc.	18,766	168
*	Blucora Inc.	10,872	168

			Market
			Value
		Shares	($000)
*	Digital River Inc.	10,025	167
*	Volterra Semiconductor Corp.	6,931	165
*	ATMI Inc.	8,670	164
*	Websense Inc.	10,133	156
*	TTM Technologies Inc.	14,014	149
*	Harmonic Inc.	32,136	147
	Park Electrochemical Corp.	5,649	147
*	Monotype Imaging Holdings
	Inc.	9,694	146
	Brooks Automation Inc.	17,682	142
	Comtech
	Telecommunications Corp.	4,881	137
*	comScore Inc.	9,661	136
*	Advanced Energy Industries
	Inc.	10,654	136
	Badger Meter Inc.	3,942	134
*	Measurement Specialties Inc.	4,098	133
*	iGATE Corp.	8,234	133
	Micrel Inc.	12,875	128
*	LogMeIn Inc.	5,820	128
	OPNET	4,069	127
*	Entropic Communications
	Inc.	23,367	127
*	Newport Corp.	10,173	126
	Black Box Corp.	4,773	124
	United Online Inc.	24,607	123
*	Dice Holdings Inc.	14,766	118
	Forrester Research Inc.	3,998	117
*	DTS Inc.	5,170	116
*	ExlService Holdings Inc.	4,425	114
*	Interactive Intelligence
	Group Inc.	3,843	114
*	TeleTech Holdings Inc.	6,628	109
	EPIQ Systems Inc.	8,812	103
*	Ceva Inc.	6,368	103
*	Higher One Holdings Inc.	8,067	99
	Daktronics Inc.	10,012	96
*	Exar Corp.	12,288	94
*	Perficient Inc.	8,675	93
*	Super Micro Computer Inc.	7,517	93
	Methode Electronics Inc.	9,793	92
	CTS Corp.	9,050	89
*	Checkpoint Systems Inc.	11,099	89
*	Virtusa Corp.	5,091	86
*	Oplink Communications Inc.	5,280	85
*	Stamps.com Inc.	3,756	83
*	Mercury Computer
	Systems Inc.	8,457	83
*	Rudolph Technologies Inc.	8,801	82
*	Intermec Inc.	13,517	80
	Electro Scientific Industries
	Inc.	6,404	79
*	VASCO Data Security
	International Inc.	8,055	76
*	Nanometrics Inc.	4,757	72

17

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Digi International Inc.	6,998	72
*	Symmetricom Inc.	11,445	71
*	Avid Technology Inc.	7,626	70
*	CIBER Inc.	18,889	66
*	Sigma Designs Inc.	8,933	61
*	QuinStreet Inc.	7,053	60
*	Kopin Corp.	17,235	60
	Cohu Inc.	6,707	59
*	Supertex Inc.	3,102	54
*	XO Group Inc.	6,741	54
	Bel Fuse Inc. Class B	2,652	52
*	Pericom Semiconductor
	Corp.	6,278	50
*	Intevac Inc.	6,596	41
*	Rubicon Technology Inc.	4,603	39
*	STR Holdings Inc.	11,606	37
*	DSP Group Inc.	5,708	33
*	Agilysys Inc.	3,633	30
	PC-Tel Inc.	4,585	29
*	Radisys Corp.	6,375	23
*	Novatel Wireless Inc.	9,103	18
*	NCI Inc. Class A	2,013	15
	Pulse Electronics Corp.	10,844	12
			25,062
Materials (5.7%)
	Eagle Materials Inc.	12,154	518
	HB Fuller Co.	13,379	407
	PolyOne Corp.	24,333	384
	Buckeye Technologies Inc.	10,703	324
*	SunCoke Energy Inc.	19,015	301
*	Texas Industries Inc.	7,599	296
	Balchem Corp.	7,948	290
	Innophos Holdings Inc.	5,920	280
	Schweitzer-Mauduit
	International Inc.	8,476	274
	Globe Specialty Metals Inc.	16,962	247
	Kaiser Aluminum Corp.	4,297	240
*	Clearwater Paper Corp.	6,350	240
	Stepan Co.	2,276	217
*	KapStone Paper and
	Packaging Corp.	10,660	214
*	Calgon Carbon Corp.	15,461	211
	AMCOL International Corp.	6,843	206
	A Schulman Inc.	8,019	195
*	LSB Industries Inc.	5,036	190
*	Kraton Performance
	Polymers Inc.	8,757	188
	American Vanguard Corp.	6,351	187
	Koppers Holdings Inc.	5,636	183

			Market
			Value
		Shares	($000)
	Deltic Timber Corp.	2,956	181
*	RTI International Metals Inc.	8,234	179
	Quaker Chemical Corp.	3,518	166
	Haynes International Inc.	3,337	163
*	OM Group Inc.	8,798	162
	AK Steel Holding Corp.	30,028	157
	Myers Industries Inc.	9,136	135
	Neenah Paper Inc.	4,317	120
	Wausau Paper Corp.	13,392	120
	Materion Corp.	5,546	118
*	Headwaters Inc.	16,085	107
	Tredegar Corp.	6,171	100
	Hawkins Inc.	2,445	94
*	Century Aluminum Co.	14,678	91
	Zep Inc.	5,833	84
*	AM Castle & Co.	4,701	61
	Olympic Steel Inc.	2,296	36
			7,666
Telecommunication Services (0.6%)
*	Cincinnati Bell Inc.	53,559	251
*	Neutral Tandem Inc.	8,695	96
	Atlantic Tele-Network Inc.	2,436	92
*	General Communication Inc.
	Class A	8,653	76
	NTELOS Holdings Corp.	4,088	70
	USA Mobility Inc.	5,889	67
*	Cbeyond Inc.	8,245	67
	Lumos Networks Corp.	3,915	34
			753
Utilities (4.1%)
	Piedmont Natural Gas Co.
	Inc.	19,489	609
	Southwest Gas Corp.	12,411	531
	New Jersey Resources Corp.	11,176	501
	UIL Holdings Corp.	13,593	478
	UNS Energy Corp.	10,811	433
	South Jersey Industries Inc.	8,162	413
	Avista Corp.	15,755	400
	ALLETE Inc.	8,995	374
	NorthWestern Corp.	9,872	361
	Northwest Natural Gas Co.	7,279	358
	El Paso Electric Co.	10,726	355
	CH Energy Group Inc.	4,052	264
	Laclede Group Inc.	6,107	258
	American States Water Co.	5,123	223
			5,558
Total Common Stocks
(Cost $129,679)			134,811

18

S&P Small-Cap 600 Index Fund

Market
Value•
Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market Liquidity
Fund, 0.158% (Cost $132) 132,302	132
Total Investments (100.2%)
(Cost $129,811)	134,943
Other Assets and Liabilities (-0.2%)
Other Assets	125
Liabilities[2]	(401)
(276)
Net Assets (100%)	134,667

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	129,276
Undistributed Net Investment Income	999
Accumulated Net Realized Losses	(740)
Unrealized Appreciation (Depreciation)	5,132
Net Assets	134,667

Institutional Shares—Net Assets
Applicable to 735,492 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	100,606
Net Asset Value Per Share—
Institutional Shares	$136.79

ETF Shares—Net Assets
Applicable to 500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,061
Net Asset Value Per Share—
ETF Shares	$68.12

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $131,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $132,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	1,497
Security Lending	3
Total Income	1,500
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	24
Management and Administrative—ETF Shares	17
Marketing and Distribution—Institutional Shares	14
Marketing and Distribution—ETF Shares	2
Custodian Fees	17
Auditing Fees	20
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	96
Net Investment Income	1,404
Realized Net Gain (Loss) on Investment Securities Sold	1,026
Change in Unrealized Appreciation (Depreciation) of Investment Securities	13,679
Net Increase (Decrease) in Net Assets Resulting from Operations	16,109

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

		Sept. 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,404	407
Realized Net Gain (Loss)	1,026	(403)
Change in Unrealized Appreciation (Depreciation)	13,679	(8,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,109	(8,543)
Distributions
Net Investment Income
Institutional Shares	(681)	—
ETF Shares	(95)	(36)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(776)	(36)
Capital Share Transactions
Institutional Shares	14,924	81,749
ETF Shares	19,745	11,495
Net Increase (Decrease) from Capital Share Transactions	34,669	93,244
Total Increase (Decrease)	50,002	84,665
Net Assets
Beginning of Period	84,665	—
End of Period[2]	134,667	84,665

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $999,000 and $341,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares

	Year	April 1,
	Ended	2011[1] to
	August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$118.12	$132.94
Investment Operations
Net Investment Income	1.558	.290
Net Realized and Unrealized Gain (Loss) on Investments	18.126	(15.110)
Total from Investment Operations	19.684	(14.820)
Distributions
Dividends from Net Investment Income	(1.014)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.014)	—
Net Asset Value, End of Period	$136.79	$118.12

Total Return	16.75%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$101	$73
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.35%	1.03%[2]
Portfolio Turnover Rate[3]	12%	42%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$58.84	$49.81
Investment Operations
Net Investment Income	.745	.605
Net Realized and Unrealized Gain (Loss) on Investments	9.012	8.785
Total from Investment Operations	9.757	9.390
Distributions
Dividends from Net Investment Income	(.477)	(.360)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.477)	(.360)
Net Asset Value, End of Period	$68.12	$58.84

Total Return	16.66%	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34	$12
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.28%	0.96%[2]
Portfolio Turnover Rate[3]	12%	42%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The Financial Highlights included in these financial statements are based on the activity of the Institutional Shares since April 1, 2011. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

24

S&P Small-Cap 600 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $207,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $1,018,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $629,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $129,934,000. Net unrealized appreciation of investment securities for tax purposes was $5,009,000, consisting of unrealized gains of $15,355,000 on securities that had risen in value since their purchase and $10,346,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $50,747,000 of investment securities and sold $15,151,000 of investment securities, other than temporary cash investments. Purchases and sales include $22,743,000 and $2,129,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

25

S&P Small-Cap 600 Index Fund

F. Capital share transactions for each class of shares were:

		Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	24,308	191	88,037	667
Issued in Lieu of Cash Distributions	681	5	—	—
Redeemed	(10,065)	(78)	(6,288)	(50)
Net Increase (Decrease) —Institutional Shares	14,924	118	81,749	617
ETF Shares
Issued	22,750	350	20,131	350
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,005)	(50)	(8,636)	(150)
Net Increase (Decrease)—ETF Shares	19,745	300	11,495	200

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The table reflects all Institutional Share transactions beginning December 15, 2010.

At August 31, 2012, one shareholder was the record or beneficial owner of 62% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	Index
Number of Stocks	454	453	3,678
Median Market Cap	$1.0B	$1.0B	$34.9B
Price/Earnings Ratio	21.6x	21.6x	16.3x
Price/Book Ratio	1.5x	1.5x	2.1x
Return on Equity	6.3%	6.3%	18.1%
Earnings Growth Rate	-0.8%	-0.8%	10.5%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29%	—	—
Ticker Symbol	VIOV	—	—
Expense Ratio[1]	0.22%	—	—
30-Day SEC Yield	1.44%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	Index
Consumer Discretionary 16.4%		16.4%	12.1%
Consumer Staples	3.6	3.6	9.8
Energy	4.5	4.5	10.2
Financials	26.4	26.3	15.9
Health Care	5.7	5.7	11.7
Industrials	19.1	19.2	10.6
Information Technology 12.4		12.4	19.5
Materials	6.9	6.9	3.8
Telecommunication
Services	0.9	0.9	2.8
Utilities	4.1	4.1	3.6

Ten Largest Holdings (% of total net assets)
LaSalle Hotel Properties	Specialized REITs	1.0%
Cabela's Inc.	Specialty Stores	0.9
Actuant Corp. Class A	Industrial
	Machinery	0.8
Susquehanna
Bancshares Inc.	Regional Banks	0.8
EMCOR Group Inc.	Construction &
	Engineering	0.8
Extra Space Storage Inc.	Specialized REITs	0.7
DiamondRock
Hospitality Co.	Specialized REITs	0.7
EnerSys Inc.	Electrical
	Components &
	Equipment	0.7
Kilroy Realty Corp.	Office REITs	0.7
Bristow Group Inc.	Oil & Gas
	Equipment &
	Services	0.7
Top Ten		7.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 27, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.20%.

27

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Small-Cap 600 Value Index Fund
ETF Shares Net Asset Value	17.33%	16.08%	$13,437
S&P Small-Cap 600 Value Index Fund
ETF Shares Market Price	17.04	15.91	13,398
S&P SmallCap 600 Value Index	17.53	16.27	13,482

Small-Cap Value Funds Average	12.13	12.69	12,672
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

S&P Small-Cap 600 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index FundETF
Shares Market Price	17.04%	33.98%
S&P Small-Cap 600 Value Index FundETF
Shares Net Asset Value	17.33	34.37
S&P SmallCap 600 Value Index	17.53	34.82
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value
S&P SmallCap 600 Value Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		2.72%	15.51%
Net Asset Value		1.58	15.52

29

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (16.4%)
*	Cabela’s Inc.	2,942	141
	Men’s Wearhouse Inc.	3,433	109
	Brunswick Corp.	4,092	97
*	Live Nation Entertainment
	Inc.	10,007	85
	Group 1 Automotive Inc.	1,546	85
*	Jack in the Box Inc.	2,977	78
*	Meritage Homes Corp.	2,033	76
*	Crocs Inc.	3,879	68
	Pool Corp.	1,701	67
*	Select Comfort Corp.	2,209	63
*	Marriott Vacations Worldwide
	Corp.	1,849	59
*	Skechers U.S.A. Inc. Class A	2,496	54
*	Standard Pacific Corp.	7,286	49
*	Fifth & Pacific Cos. Inc.	3,668	49
*	La-Z-Boy Inc.	3,500	48
*	Pinnacle Entertainment Inc.	4,213	47
	Sonic Automotive Inc.
	Class A	2,544	45
	Stage Stores Inc.	2,058	44
	Brown Shoe Co. Inc.	2,891	43
	Lithia Motors Inc. Class A	1,456	43
	Ryland Group Inc.	1,559	42
	Movado Group Inc.	1,176	41
	Finish Line Inc. Class A	1,752	40
	Ethan Allen Interiors Inc.	1,763	39
*	Sonic Corp.	4,073	38
*	Drew Industries Inc.	1,282	37
*	Arctic Cat Inc.	849	37
	Cracker Barrel Old Country
	Store Inc.	544	34
	American Greetings Corp.
	Class A	2,372	34
	OfficeMax Inc.	5,818	34
	Fred’s Inc. Class A	2,471	33

			Market
			Value
		Shares	($000)
	Pep Boys-Manny Moe &
	Jack	3,589	32
*	Shuffle Master Inc.	2,108	32
	Oxford Industries Inc.	535	29
*	Helen of Troy Ltd.	918	29
*	Ruby Tuesday Inc.	4,236	29
	Texas Roadhouse Inc.
	Class A	1,608	28
	Superior Industries
	International Inc.	1,601	27
	Hot Topic Inc.	2,837	27
	Interval Leisure Group Inc.	1,447	27
*	Lumber Liquidators
	Holdings Inc.	562	26
*	Quiksilver Inc.	8,319	26
	Hillenbrand Inc.	1,400	25
	Callaway Golf Co.	4,377	25
*	Iconix Brand Group Inc.	1,336	25
*	M/I Homes Inc.	1,267	24
	JAKKS Pacific Inc.	1,450	24
	Standard Motor Products
	Inc.	1,334	24
	Cato Corp. Class A	795	23
*	Red Robin Gourmet
	Burgers Inc.	751	23
*	Winnebago Industries Inc.	1,959	23
*	Boyd Gaming Corp.	3,671	22
*	EW Scripps Co. Class A	2,105	22
*	Digital Generation Inc.	1,864	21
	Harte-Hanks Inc.	2,985	21
	Nutrisystem Inc.	1,917	20
*	Multimedia Games Holding
	Co. Inc.	1,200	19
*	Perry Ellis International Inc.	845	17
	Marcus Corp.	1,347	17
	Haverty Furniture Cos. Inc.	1,293	17
*	Stein Mart Inc.	1,845	17
*	Maidenform Brands Inc.	743	17
*	Tuesday Morning Corp.	2,765	15
*	Universal Electronics Inc.	995	15

30

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Ruth’s Hospitality Group Inc.	2,376	15
*	Zumiez Inc.	471	14
	PetMed Express Inc.	1,332	14
	Big 5 Sporting Goods Corp.	1,502	13
	Spartan Motors Inc.	2,306	12
*	Corinthian Colleges Inc.	5,664	11
*	MarineMax Inc.	1,578	11
*	Career Education Corp.	3,603	11
*	Zale Corp.	1,764	10
*	VOXX International Corp.
	Class A	1,271	10
	Blyth Inc.	224	9
	Universal Technical
	Institute Inc.	597	7
	Lincoln Educational Services
	Corp.	1,570	7
	Christopher & Banks Corp.	2,433	6
*	Monarch Casino & Resort
	Inc.	777	6
*	K-Swiss Inc. Class A	1,841	5
*	Kirkland’s Inc.	460	4
*	Coldwater Creek Inc.	6,014	3
			2,695
Consumer Staples (3.6%)
*	United Natural Foods Inc.	1,349	78
*	Hain Celestial Group Inc.	1,107	76
*	Darling International Inc.	4,197	70
*	Prestige Brands Holdings
	Inc.	3,383	54
	B&G Foods Inc. Class A	1,754	51
	Andersons Inc.	1,242	50
	Snyders-Lance Inc.	1,807	42
	Cal-Maine Foods Inc.	960	39
*	Central Garden and Pet Co.
	Class A	2,832	33
	Spartan Stores Inc.	1,461	22
*	Seneca Foods Corp. Class A	623	18
*	Alliance One International
	Inc.	5,870	17
	Nash Finch Co.	822	16
	Diamond Foods Inc.	603	12
	Inter Parfums Inc.	538	9
	Calavo Growers Inc.	332	9
			596
Energy (4.5%)
	Bristow Group Inc.	2,407	113
*	Exterran Holdings Inc.	4,372	80
*	Stone Energy Corp.	3,337	79
*	Swift Energy Co.	2,870	56
*	Cloud Peak Energy Inc.	3,136	55
*	Comstock Resources Inc.	3,254	54
*	Hornbeck Offshore
	Services Inc.	1,164	45
*	ION Geophysical Corp.	5,820	38

			Market
			Value
		Shares	($000)
*	PDC Energy Inc.	1,220	34
*	TETRA Technologies Inc.	5,199	33
*	Gulfport Energy Corp.	1,028	27
	Gulf Island Fabrication Inc.	975	25
*	Petroquest Energy Inc.	3,808	24
*	Matrix Service Co.	1,741	20
	Penn Virginia Corp.	3,093	19
*	Pioneer Energy Services
	Corp.	2,390	18
*	Basic Energy Services Inc.	1,304	15
	Overseas Shipholding
	Group Inc.	1,777	11
			746
Financials (26.3%)
	LaSalle Hotel Properties	5,774	157
	Susquehanna Bancshares
	Inc.	12,666	133
	Extra Space Storage Inc.	3,572	122
	DiamondRock Hospitality Co.	12,663	122
	Kilroy Realty Corp.	2,416	114
	Prospect Capital Corp.	9,235	106
	FNB Corp.	9,398	103
	Umpqua Holdings Corp.	7,548	95
	Medical Properties Trust Inc.	9,126	94
	Colonial Properties Trust	4,209	92
	Wintrust Financial Corp.	2,449	92
	Tanger Factory Outlet
	Centers	2,562	86
	Lexington Realty Trust	9,120	86
	Old National Bancorp	6,386	84
	Post Properties Inc.	1,594	81
	Northwest Bancshares Inc.	6,579	79
	Healthcare Realty Trust Inc.	3,103	75
	Glacier Bancorp Inc.	4,852	75
	United Bankshares Inc.	3,049	74
	National Penn Bancshares
	Inc.	8,319	74
*	Texas Capital Bancshares Inc.	1,535	71
	Entertainment Properties
	Trust	1,480	67
	Selective Insurance Group
	Inc.	3,696	66
	PrivateBancorp Inc. Class A	4,059	66
*	BBCN Bancorp Inc.	5,269	66
	First Midwest Bancorp Inc.	5,051	60
	Pennsylvania REIT	3,755	59
	Cousins Properties Inc.	7,042	56
	Provident Financial Services
	Inc.	3,601	56
	Franklin Street Properties
	Corp.	4,882	54
	Sovran Self Storage Inc.	903	51
*	Stifel Financial Corp.	1,545	51
	Boston Private Financial
	Holdings Inc.	5,281	50

31

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	CVB Financial Corp.	4,160	50
	Tower Group Inc.	2,652	49
	First Commonwealth
	Financial Corp.	7,042	49
	Columbia Banking
	System Inc.	2,673	48
	NBT Bancorp Inc.	2,252	47
	Horace Mann Educators
	Corp.	2,669	47
	Safety Insurance Group Inc.	1,031	47
*	Pinnacle Financial Partners
	Inc.	2,324	44
	Independent Bank Corp.	1,459	43
	UMB Financial Corp.	832	41
*	National Financial Partners
	Corp.	2,738	40
	Community Bank System
	Inc.	1,438	40
	Brookline Bancorp Inc.	4,699	40
	Employers Holdings Inc.	2,131	39
	Interactive Brokers Group
	Inc.	2,630	36
	First Financial Bancorp	2,180	36
	PacWest Bancorp	1,517	35
	TrustCo Bank Corp. NY	6,325	35
	S&T Bancorp Inc.	1,950	34
*	Forestar Group Inc.	2,320	33
	Getty Realty Corp.	1,828	33
	First Financial Bankshares
	Inc.	917	32
	LTC Properties Inc.	944	32
	United Fire Group Inc.	1,399	31
*	AMERISAFE Inc.	1,222	31
	Inland Real Estate Corp.	3,612	30
	Acadia Realty Trust	1,180	29
	Sabra Health Care REIT Inc.	1,490	29
	Home BancShares Inc.	891	28
	Simmons First National
	Corp. Class A	1,152	27
	Dime Community
	Bancshares Inc.	1,895	27
	Bank of the Ozarks Inc.	808	26
	Meadowbrook Insurance
	Group Inc.	3,406	26
*	Piper Jaffray Cos.	1,050	26
	Stewart Information
	Services Corp.	1,300	26
*	Wilshire Bancorp Inc.	4,024	25
*	Investment Technology
	Group Inc.	2,631	22
	Kite Realty Group Trust	4,290	22
	Cedar Realty Trust Inc.	3,869	21
	Sterling Bancorp	2,089	21
	Presidential Life Corp.	1,438	20
	City Holding Co.	561	19

			Market
			Value
		Shares	($000)
*	Hanmi Financial Corp.	1,386	17
	Parkway Properties Inc.	1,471	17
*	Navigators Group Inc.	332	16
	Urstadt Biddle Properties Inc.
	Class A	811	16
	Calamos Asset Management
	Inc. Class A	1,366	15
	Bank Mutual Corp.	3,136	14
	ViewPoint Financial Group
	Inc.	691	13
	Universal Health Realty
	Income Trust	291	13
*	SWS Group Inc.	2,008	12
	Oritani Financial Corp.	808	12
*	Virtus Investment Partners
	Inc.	128	11
	Saul Centers Inc.	254	11
*	United Community Banks Inc.	1,289	10
	Tompkins Financial Corp.	214	8
*	eHealth Inc.	421	7
*	First BanCorp	1,390	5
			4,330
Health Care (5.7%)
*	Hanger Inc.	2,283	65
*	PAREXEL International Corp.	2,252	65
*	Align Technology Inc.	1,556	53
	CONMED Corp.	1,894	51
*	Molina Healthcare Inc.	1,924	47
*	Centene Corp.	1,134	46
*	Kindred Healthcare Inc.	3,516	39
	West Pharmaceutical
	Services Inc.	798	38
*	Par Pharmaceutical Cos. Inc.	644	32
	Invacare Corp.	2,130	29
*	Amedisys Inc.	2,034	29
*	PSS World Medical Inc.	1,250	27
*	PharMerica Corp.	2,001	25
*	Cambrex Corp.	2,000	24
*	Healthways Inc.	2,253	24
*	Natus Medical Inc.	1,984	23
*	Amsurg Corp. Class A	784	23
*	Symmetry Medical Inc.	2,459	23
*	AMN Healthcare Services
	Inc.	2,725	23
*	Gentiva Health Services Inc.	2,071	23
	Meridian Bioscience Inc.	1,172	21
*	Omnicell Inc.	1,334	19
*	LHC Group Inc.	1,061	18
*	Affymetrix Inc.	4,755	18
*	Bio-Reference Labs Inc.	637	17
*	Merit Medical Systems Inc.	1,165	17
*	Integra LifeSciences
	Holdings Corp.	363	14
*	Almost Family Inc.	558	12
*	SurModics Inc.	641	12

32

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Greatbatch Inc.	507	12
*	Palomar Medical
	Technologies Inc.	1,327	12
	Cantel Medical Corp.	449	12
*	CryoLife Inc.	1,825	10
*	Cross Country Healthcare
	Inc.	2,054	8
*	Emergent Biosolutions Inc.	537	8
*	HealthStream Inc.	278	8
*	Enzo Biochem Inc.	1,325	2
			929
Industrials (19.1%)
	Actuant Corp. Class A	4,911	138
	EMCOR Group Inc.	4,490	124
*	EnerSys Inc.	3,237	121
	Mueller Industries Inc.	2,579	111
	Geo Group Inc.	4,127	109
	Brady Corp. Class A	3,540	99
	Curtiss-Wright Corp.	3,150	95
	AO Smith Corp.	1,497	82
	Barnes Group Inc.	3,140	74
	United Stationers Inc.	2,742	66
	ABM Industries Inc.	3,263	66
	Belden Inc.	1,933	66
	ESCO Technologies Inc.	1,802	64
	Briggs & Stratton Corp.	3,280	57
*	Orbital Sciences Corp.	3,990	55
	Interface Inc. Class A	3,894	53
*	EnPro Industries Inc.	1,392	52
	Applied Industrial
	Technologies Inc.	1,280	52
*	Aegion Corp. Class A	2,637	52
	Universal Forest Products
	Inc.	1,324	51
	Robbins & Myers Inc.	829	50
*	On Assignment Inc.	2,907	48
*	Tetra Tech Inc.	1,754	46
	Quanex Building Products
	Corp.	2,477	43
*	Mobile Mini Inc.	2,479	42
*	TrueBlue Inc.	2,725	42
	AAR Corp.	2,704	40
	Albany International Corp.	1,889	40
*	Astec Industries Inc.	1,358	40
	G&K Services Inc. Class A	1,262	40
*	Old Dominion Freight Line
	Inc.	884	40
*	Moog Inc. Class A	1,073	39
	Simpson Manufacturing Co.
	Inc.	1,541	39
	Ceradyne Inc.	1,641	39
*	Navigant Consulting Inc.	3,510	39
	Standex International Corp.	854	38
	Insperity Inc.	1,521	37
*	GenCorp Inc.	3,946	36

			Market
			Value
		Shares	($000)
	Encore Wire Corp.	1,252	35
*	Sykes Enterprises Inc.	2,628	35
	Healthcare Services Group
	Inc.	1,626	34
	Watts Water Technologies
	Inc. Class A	898	33
*	Dycom Industries Inc.	2,266	33
*	Hub Group Inc. Class A	1,088	33
	Resources Connection Inc.	2,865	32
	Knight Transportation Inc.	2,186	31
	John Bean Technologies
	Corp.	1,943	31
	Griffon Corp.	3,127	30
	Apogee Enterprises Inc.	1,913	30
	SkyWest Inc.	3,414	30
	Kaydon Corp.	1,317	29
	Heartland Express Inc.	2,187	29
	Viad Corp.	1,363	28
	Kaman Corp.	815	27
	Comfort Systems USA Inc.	2,544	26
*	Federal Signal Corp.	4,178	25
	Kelly Services Inc. Class A	1,918	24
*	Powell Industries Inc.	603	23
*	Gibraltar Industries Inc.	2,071	23
	CIRCOR International Inc.	688	22
	UniFirst Corp.	279	18
	Tennant Co.	420	18
	Arkansas Best Corp.	1,737	16
	Cascade Corp.	310	15
	Heidrick & Struggles
	International Inc.	1,215	15
*	Lydall Inc.	1,160	15
	CDI Corp.	867	14
*	Orion Marine Group Inc.	1,838	14
*	Encore Capital Group Inc.	398	11
	AAON Inc.	567	10
*	NCI Building Systems Inc.	970	10
*	Engility Holdings Inc.	515	10
*	Consolidated Graphics Inc.	231	6
*	Vicor Corp.	626	4
	Lawson Products Inc.	255	2
			3,146
Information Technology (12.4%)
	Anixter International Inc.	1,874	113
*	Arris Group Inc.	7,622	104
*	Plexus Corp.	2,348	70
*	Benchmark Electronics Inc.	3,872	62
*	Take-Two Interactive
	Software Inc.	6,043	62
*	SYNNEX Corp.	1,753	61
*	ScanSource Inc.	1,852	56
*	Insight Enterprises Inc.	2,974	53
*	3D Systems Corp.	1,106	48
	FEI Co.	798	43
*	Progress Software Corp.	2,226	43

33

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Brightpoint Inc.	4,672	42
*	Digital River Inc.	2,489	41
*	TTM Technologies Inc.	3,490	37
*	Harmonic Inc.	7,978	36
*	DealerTrack Holdings Inc.	1,287	36
	MKS Instruments Inc.	1,302	35
*	Microsemi Corp.	1,730	34
*	Advanced Energy Industries
	Inc.	2,679	34
	Comtech
	Telecommunications Corp.	1,211	34
*	Cardtronics Inc.	1,130	32
*	Newport Corp.	2,560	32
	Black Box Corp.	1,176	31
*	Stratasys Inc.	472	31
	Heartland Payment Systems
	Inc.	993	30
	United Online Inc.	6,050	30
*	TriQuint Semiconductor Inc.	4,699	26
	Daktronics Inc.	2,512	24
	Methode Electronics Inc.	2,518	24
*	Super Micro Computer Inc.	1,903	23
	CTS Corp.	2,324	23
*	ATMI Inc.	1,201	23
*	Perficient Inc.	2,113	23
*	Checkpoint Systems Inc.	2,733	22
*	Rofin-Sinar Technologies Inc.	1,002	22
	Park Electrochemical Corp.	801	21
*	Intermec Inc.	3,465	21
	Electro Scientific Industries
	Inc.	1,642	20
*	Rudolph Technologies Inc.	2,150	20
*	CSG Systems International
	Inc.	920	20
*	Bottomline Technologies Inc.	851	19
*	Ultratech Inc.	574	19
	Tessera Technologies Inc.	1,220	19
*	Monotype Imaging Holdings
	Inc.	1,222	18
*	Avid Technology Inc.	1,975	18
*	Digi International Inc.	1,749	18
*	iGATE Corp.	1,099	18
*	Diodes Inc.	954	18
*	TeleTech Holdings Inc.	1,048	17
*	Symmetricom Inc.	2,795	17
*	CIBER Inc.	4,893	17
*	Dice Holdings Inc.	2,099	17
*	Rogers Corp.	394	16
*	Monolithic Power Systems
	Inc.	702	15
*	Sigma Designs Inc.	2,194	15
	Cohu Inc.	1,637	14
*	XO Group Inc.	1,766	14
	Bel Fuse Inc. Class B	690	13
	EPIQ Systems Inc.	1,143	13

			Market
			Value
		Shares	($000)
*	Pericom Semiconductor
	Corp.	1,588	13
	Micrel Inc.	1,207	12
	Brooks Automation Inc.	1,459	12
*	Virtusa Corp.	673	11
*	VASCO Data Security
	International Inc.	1,166	11
*	Measurement Specialties Inc.	336	11
	Badger Meter Inc.	312	11
*	Intevac Inc.	1,559	10
*	Mercury Computer Systems
	Inc.	955	9
*	Supertex Inc.	506	9
*	Kopin Corp.	2,436	8
*	DSP Group Inc.	1,474	8
*	Agilysys Inc.	970	8
	PC-Tel Inc.	1,234	8
*	Oplink Communications Inc.	480	8
*	ExlService Holdings Inc.	235	6
*	Nanometrics Inc.	371	6
*	Radisys Corp.	1,541	6
*	QuinStreet Inc.	625	5
*	Novatel Wireless Inc.	2,172	4
*	NCI Inc. Class A	534	4
*	STR Holdings Inc.	1,040	3
	Pulse Electronics Corp.	2,796	3
			2,043
Materials (6.9%)
	PolyOne Corp.	6,042	95
	Eagle Materials Inc.	1,941	83
*	SunCoke Energy Inc.	4,729	75
*	Texas Industries Inc.	1,884	73
	Kaiser Aluminum Corp.	1,065	60
	HB Fuller Co.	1,817	55
	A Schulman Inc.	1,993	48
*	RTI International Metals Inc.	2,043	44
*	OM Group Inc.	2,190	40
	AK Steel Holding Corp.	7,480	39
	Myers Industries Inc.	2,257	33
*	Calgon Carbon Corp.	2,190	30
	Wausau Paper Corp.	3,326	30
	Neenah Paper Inc.	1,068	30
	Materion Corp.	1,379	29
	American Vanguard Corp.	973	29
	Buckeye Technologies Inc.	909	28
	Tredegar Corp.	1,596	26
	Koppers Holdings Inc.	724	23
*	LSB Industries Inc.	622	23
*	Clearwater Paper Corp.	617	23
*	Century Aluminum Co.	3,642	23
	Zep Inc.	1,493	22
	AMCOL International Corp.	692	21
	Globe Specialty Metals Inc.	1,371	20
*	Kraton Performance
	Polymers Inc.	927	20

34

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	Quaker Chemical Corp.	359	17
*	Headwaters Inc.	2,435	16
*	KapStone Paper and
	Packaging Corp.	791	16
	Stepan Co.	162	16
*	AM Castle & Co.	1,124	15
	Haynes International Inc.	293	14
	Olympic Steel Inc.	621	10
			1,126
Telecommunication Services (0.9%)
*	Cincinnati Bell Inc.	13,305	62
	NTELOS Holdings Corp.	1,015	17
	USA Mobility Inc.	1,502	17
*	Cbeyond Inc.	2,057	17
*	General Communication Inc.
	Class A	1,215	11
	Lumos Networks Corp.	1,023	9
*	Neutral Tandem Inc.	618	7
			140
Utilities (4.1%)
	Avista Corp.	3,951	100
	Piedmont Natural Gas Co.
	Inc.	2,636	82
	UIL Holdings Corp.	2,114	74
	Southwest Gas Corp.	1,679	72
	Laclede Group Inc.	1,519	64
	New Jersey Resources Corp.	1,290	58
	ALLETE Inc.	1,120	47
	UNS Energy Corp.	1,089	44
	NorthWestern Corp.	1,181	43
	Northwest Natural Gas Co.	742	36
	El Paso Electric Co.	1,020	34
	CH Energy Group Inc.	393	26
			680
Total Common Stocks
(Cost $14,505)			16,431

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.158% (Cost $5)	4,625	5
Total Investments (99.9%)
(Cost $14,510)		16,436
Other Assets and Liabilities (0.1%)
Other Assets		19
Liabilities		(8)
		11
ETF Shares—Net Assets (100%)
Applicable to 250,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		16,447
Net Asset Value Per Share—
ETF Shares		$65.79

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	15,236
Undistributed Net Investment Income	160
Accumulated Net Realized Losses	(875)
Unrealized Appreciation (Depreciation)	1,926
Net Assets	16,447

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	271
Interest[1]	1
Total Income	272
Expenses
The Vanguard Group—Note B
Management and Administrative	4
Custodian Fees	6
Auditing Fees	20
Shareholders’ Reports	1
Total Expenses	31
Net Investment Income	241
Realized Net Gain (Loss) on Investment Securities Sold	199
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,022
Net Increase (Decrease) in Net Assets Resulting from Operations	2,462
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

		Sept. 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	241	129
Realized Net Gain (Loss)	199	319
Change in Unrealized Appreciation (Depreciation)	2,022	(96)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,462	352
Distributions
Net Investment Income
Institutional Shares	—	—
ETF Shares	(163)	(37)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(163)	(37)
Capital Share Transactions
Institutional Shares	—	(1)
ETF Shares	(22)	13,856
Net Increase (Decrease) from Capital Share Transactions	(22)	13,855
Total Increase (Decrease)	2,277	14,170
Net Assets
Beginning of Period	14,170	—
End of Period[2]	16,447	14,170

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $160,000 and $82,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$56.68	$49.79
Investment Operations
Net Investment Income	.960	.741
Net Realized and Unrealized Gain (Loss) on Investments	8.801	6.519
Total from Investment Operations	9.761	7.260
Distributions
Dividends from Net Investment Income	(.651)	(.370)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.651)	(.370)
Net Asset Value, End of Period	$65.79	$56.68

Total Return	17.33%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.56%	1.32%[2]
Portfolio Turnover Rate[3]	29%	70%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2012, there were no investors in the Institutional share class. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $2,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

39

S&P Small-Cap 600 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $345,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $160,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $875,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $14,510,000. Net unrealized appreciation of investment securities for tax purposes was $1,926,000, consisting of unrealized gains of $2,664,000 on securities that had risen in value since their purchase and $738,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $7,285,000 of investment securities and sold $7,231,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,868,000 and $2,519,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

		Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	70	1
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(71)	(1)
Net Increase (Decrease) —Institutional Shares	—	—	(1)	—
ETF Shares
Issued	2,868	50	22,271	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,890)	(50)	(8,415)	(150)
Net Increase (Decrease)—ETF Shares	(22)	—	13,856	250

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2012, there were no investors in the Institutional share class.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

40

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Growth	Market
	Fund	Index	Index
Number of Stocks	328	328	3,678
Median Market Cap	$1.4B	$1.4B	$34.9B
Price/Earnings Ratio	20.3x	20.3x	16.3x
Price/Book Ratio	2.5x	2.5x	2.1x
Return on Equity	13.9%	13.9%	18.1%
Earnings Growth Rate	11.7%	11.7%	10.5%
Dividend Yield	0.9%	0.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	45%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.76%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 15.3%		15.3%	12.1%
Consumer Staples	5.5	5.5	9.8
Energy	3.2	3.2	10.2
Financials	14.3	14.3	15.9
Health Care	16.7	16.7	11.7
Industrials	11.6	11.6	10.6
Information Technology 24.5		24.5	19.5
Materials	4.5	4.5	3.8
Telecommunication
Services	0.3	0.3	2.8
Utilities	4.1	4.1	3.6

Ten Largest Holdings (% of total net assets)
Cubist Pharmaceuticals
Inc.	Biotechnology	1.1%
Mid-America Apartment
Communities Inc.	Residential REITs	1.1
ProAssurance Corp.	Property & Casualty
	Insurance	1.1
Cirrus Logic Inc.	Semiconductors	1.1
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	1.0
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	1.0
Teledyne Technologies	Aerospace &
Inc.	Defense	0.9
Wolverine World Wide
Inc.	Footwear	0.9
CommVault Systems
Inc.	Systems Software	0.9
Toro Co.	Construction &
	Farm Machinery &
	Heavy Trucks	0.9
Top Ten		10.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 27, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.20%.

41

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Small-Cap 600 Growth Index
Fund ETF Shares Net Asset Value	16.17%	19.93%	$14,336
S&P Small-Cap 600 Growth Index
Fund ETF Shares Market Price	16.19	19.91	14,330
S&P SmallCap 600 Growth Index	16.37	20.17	14,392

Small-Cap Growth Funds Average	11.62	15.39	13,281
Dow Jones U.S. Total Stock Market
Index	16.74	15.72	13,355

Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

42

S&P Small-Cap 600 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index FundETF
Shares Market Price	16.19%	43.30%
S&P Small-Cap 600 Growth Index FundETF
Shares Net Asset Value	16.17	43.36
S&P SmallCap 600 Growth Index	16.37	43.92
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2012

S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value
S&P SmallCap 600 Growth Index

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		1.01%	20.32%
Net Asset Value		0.99	20.34

43

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (15.3%)
	Wolverine World Wide Inc.	2,702	127
*	Genesco Inc.	1,352	95
*	Steven Madden Ltd.	2,185	94
*	Coinstar Inc.	1,732	89
*	Vitamin Shoppe Inc.	1,630	87
*	Hibbett Sports Inc.	1,452	84
*	Buffalo Wild Wings Inc.	1,028	79
*	Children’s Place Retail Stores
	Inc.	1,342	76
*	Jos A Bank Clothiers Inc.	1,547	75
	Buckle Inc.	1,512	69
	Monro Muffler Brake Inc.	1,715	58
*	BJ’s Restaurants Inc.	1,349	55
*	Peet’s Coffee & Tea Inc.	735	54
*	Iconix Brand Group Inc.	2,823	53
	Cracker Barrel Old Country
	Store Inc.	838	53
*	Papa John’s International Inc.	1,001	52
	Arbitron Inc.	1,464	51
*	Lumber Liquidators Holdings
	Inc.	1,066	50
	Pool Corp.	1,235	49
*	DineEquity Inc.	874	46
	Sturm Ruger & Co. Inc.	1,062	46
	Hillenbrand Inc.	2,330	42
*	Fifth & Pacific Cos. Inc.	3,029	40
*	iRobot Corp.	1,515	38
	Brunswick Corp.	1,593	38
*	Select Comfort Corp.	1,315	38
	Texas Roadhouse Inc.
	Class A	1,998	34
*	American Public Education
	Inc.	995	34
	True Religion Apparel Inc.	1,428	33
	Finish Line Inc. Class A	1,432	33
	Ryland Group Inc.	1,179	32
*	Crocs Inc.	1,794	31

			Market
			Value
		Shares	($000)
*	Helen of Troy Ltd.	997	31
	CEC Entertainment Inc.	1,007	30
	Cato Corp. Class A	967	28
*	Biglari Holdings Inc.	79	28
*	Blue Nile Inc.	688	26
*	rue21 inc	876	25
*	Zumiez Inc.	822	24
*	Capella Education Co.	746	23
*	Shuffle Master Inc.	1,349	20
	Interval Leisure Group Inc.	1,012	19
	Oxford Industries Inc.	329	18
	Blyth Inc.	410	17
*	Maidenform Brands Inc.	690	15
	Universal Technical Institute
	Inc.	715	9
*	Multimedia Games Holding
	Co. Inc.	530	8
*	Kirkland’s Inc.	475	5
			2,161
Consumer Staples (5.5%)
	Casey’s General Stores Inc.	2,107	119
*	Hain Celestial Group Inc.	1,560	108
*	TreeHouse Foods Inc.	1,989	103
*	United Natural Foods Inc.	1,598	92
*	Darling International Inc.	3,060	51
*	Boston Beer Co. Inc. Class A	472	49
	Sanderson Farms Inc.	1,081	48
	J&J Snack Foods Corp.	804	46
	WD-40 Co.	880	43
	B&G Foods Inc. Class A	1,237	36
	Snyders-Lance Inc.	1,117	26
*	Medifast Inc.	778	22
	Diamond Foods Inc.	734	14
	Calavo Growers Inc.	430	11
	Inter Parfums Inc.	473	8
			776
Energy (3.3%)
*	SEACOR Holdings Inc.	1,169	101
	Lufkin Industries Inc.	1,860	97

44

15

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Approach Resources Inc.	1,521	44
*	Gulfport Energy Corp.	1,652	43
*	Hornbeck Offshore Services
	Inc.	1,004	39
*	Contango Oil & Gas Co.	702	39
*	OYO Geospace Corp.	355	33
*	PDC Energy Inc.	670	19
*	ION Geophysical Corp.	2,245	15
*	Cloud Peak Energy Inc.	818	14
*	Pioneer Energy Services Corp.	1,472	11
*	Basic Energy Services Inc.	574	6
			461
Financials (14.3%)
	Mid-America Apartment
	Communities Inc.	2,270	154
	ProAssurance Corp.	1,699	152
	Tanger Factory Outlet
	Centers	3,024	101
	Kilroy Realty Corp.	2,069	98
	Extra Space Storage Inc.	2,816	96
	Post Properties Inc.	1,664	85
	EastGroup Properties Inc.	1,565	84
*	First Cash Financial Services
	Inc.	1,583	71
	PS Business Parks Inc.	1,032	70
	Cash America International
	Inc.	1,631	63
	Entertainment Properties
	Trust	1,373	63
	RLI Corp.	931	59
*	Ezcorp Inc. Class A	2,454	56
*	Stifel Financial Corp.	1,685	55
	UMB Financial Corp.	1,117	55
*	World Acceptance Corp.	724	53
	Sovran Self Storage Inc.	868	49
*	Financial Engines Inc.	2,218	47
*	Texas Capital Bancshares
	Inc.	950	44
	Healthcare Realty Trust Inc.	1,780	43
	Acadia Realty Trust	1,584	39
	Infinity Property & Casualty
	Corp.	652	37
	First Financial Bankshares
	Inc.	989	34
	Colonial Properties Trust	1,403	31
	LTC Properties Inc.	909	31
	Bank of the Ozarks Inc.	924	30
	Community Bank System
	Inc.	999	28
*	Virtus Investment Partners
	Inc.	323	28
	Oritani Financial Corp.	1,857	27
	First Financial Bancorp	1,459	24
	ViewPoint Financial Group
	Inc.	1,232	23

			Market
			Value
		Shares	($000)
	Universal Health Realty
	Income Trust	461	20
	Saul Centers Inc.	453	19
	CVB Financial Corp.	1,484	18
	Home BancShares Inc.	510	16
	Tompkins Financial Corp.	410	16
	Sabra Health Care REIT Inc.	816	16
*	Navigators Group Inc.	318	15
	PacWest Bancorp	617	14
	City Holding Co.	365	12
*	eHealth Inc.	746	12
	Urstadt Biddle Properties Inc.
	Class A	616	12
	Inland Real Estate Corp.	1,342	11
*	Hanmi Financial Corp.	593	7
			2,018
Health Care (16.7%)
*	Cubist Pharmaceuticals Inc.	3,511	162
*	Questcor Pharmaceuticals
	Inc.	3,330	145
*	Salix Pharmaceuticals Ltd.	3,212	141
*	Haemonetics Corp.	1,403	103
*	ViroPharma Inc.	3,858	103
*	Align Technology Inc.	2,592	88
*	Medicines Co.	3,050	78
*	Centene Corp.	1,908	77
*	Magellan Health Services Inc.	1,510	75
*	Par Pharmaceutical Cos. Inc.	1,502	75
*	Air Methods Corp.	633	74
*	MWI Veterinary Supply Inc.	707	71
	Chemed Corp.	1,063	70
*	Cyberonics Inc.	1,378	69
	West Pharmaceutical
	Services Inc.	1,220	58
*	Akorn Inc.	3,759	52
*	Neogen Corp.	1,307	51
*	NuVasive Inc.	2,390	50
	Analogic Corp.	682	47
*	Abaxis Inc.	1,201	45
*	Medidata Solutions Inc.	1,243	44
*	PAREXEL International Corp.	1,458	42
*	IPC The Hospitalist Co. Inc.	920	41
*	Luminex Corp.	2,082	40
	Quality Systems Inc.	2,189	39
*	ICU Medical Inc.	689	38
*	PSS World Medical Inc.	1,757	38
*	Momenta Pharmaceuticals
	Inc.	2,457	35
*	Spectrum Pharmaceuticals
	Inc.	2,898	35
*	Amsurg Corp. Class A	1,100	32
*	Integra LifeSciences
	Holdings Corp.	806	32
	Computer Programs
	& Systems Inc.	619	31

45

15

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
	Landauer Inc.	522	31
	Ensign Group Inc.	928	27
*	HealthStream Inc.	855	24
	Meridian Bioscience Inc.	1,329	23
*	Bio-Reference Labs Inc.	852	22
*	Hi-Tech Pharmacal Co. Inc.	584	21
*	Greatbatch Inc.	896	21
	Cantel Medical Corp.	771	20
*	Merit Medical Systems Inc.	1,392	20
*	Arqule Inc.	3,460	18
*	Corvel Corp.	354	16
*	Emergent Biosolutions Inc.	932	14
*	Omnicell Inc.	762	11
*	SurModics Inc.	271	5
*	Enzo Biochem Inc.	758	1
			2,355
Industrials (11.6%)
*	Teledyne Technologies Inc.	2,039	132
	Toro Co.	3,311	123
	Robbins & Myers Inc.	1,749	105
*	Portfolio Recovery Associates
	Inc.	946	95
*	Old Dominion Freight Line Inc.	1,882	84
*	Moog Inc. Class A	1,634	60
	Franklin Electric Co. Inc.	1,050	57
*	II-VI Inc.	3,033	56
*	Allegiant Travel Co. Class A	839	56
	Forward Air Corp.	1,610	54
*	Tetra Tech Inc.	2,068	54
	Applied Industrial
	Technologies Inc.	1,284	52
	AO Smith Corp.	929	51
	Healthcare Services Group
	Inc.	2,378	50
	Lindsay Corp.	706	46
	AZZ Inc.	1,406	45
	Cubic Corp.	870	44
	UniFirst Corp.	625	40
*	Exponent Inc.	739	39
*	Hub Group Inc. Class A	1,194	36
	Belden Inc.	931	32
	Tennant Co.	702	29
	American Science
	& Engineering Inc.	494	29
	Watts Water Technologies
	Inc. Class A	800	29
	Kaman Corp.	788	26
*	Encore Capital Group Inc.	891	25
	Simpson Manufacturing Co.
	Inc.	982	25
*	Aerovironment Inc.	1,036	25
	Knight Transportation Inc.	1,470	21
	National Presto Industries
	Inc.	270	20

			Market
			Value
		Shares	($000)
	Heartland Express Inc.	1,368	18
	Kaydon Corp.	691	15
	CIRCOR International Inc.	391	12
	Cascade Corp.	228	11
	AAON Inc.	566	10
*	Engility Holdings Inc.	475	9
*	Consolidated Graphics Inc.	297	8
*	Dolan Co.	1,705	6
*	Vicor Corp.	557	3
*	NCI Building Systems Inc.	304	3
			1,635
Information Technology (24.4%)
*	Cirrus Logic Inc.	3,573	149
*	CommVault Systems Inc.	2,471	125
	MAXIMUS Inc.	1,882	102
*	Cymer Inc.	1,710	97
*	ViaSat Inc.	2,392	93
	Cognex Corp.	2,371	86
*	Sourcefire Inc.	1,629	84
*	OSI Systems Inc.	1,098	81
*	Hittite Microwave Corp.	1,553	81
*	CACI International Inc.
	Class A	1,480	79
	FEI Co.	1,451	78
*	NETGEAR Inc.	2,098	77
	j2 Global Inc.	2,559	75
*	Veeco Instruments Inc.	2,152	74
*	JDA Software Group Inc.	2,365	73
*	Microsemi Corp.	3,491	69
*	Liquidity Services Inc.	1,312	69
	Littelfuse Inc.	1,206	62
	Blackbaud Inc.	2,511	61
*	Manhattan Associates Inc.	1,124	57
*	Synaptics Inc.	1,865	57
*	MicroStrategy Inc. Class A	449	56
*	Tyler Technologies Inc.	1,366	55
	Power Integrations Inc.	1,569	54
*	OpenTable Inc.	1,245	53
*	Stratasys Inc.	787	51
	MKS Instruments Inc.	1,837	50
*	3D Systems Corp.	1,066	47
*	Kulicke & Soffa Industries
	Inc.	4,091	46
*	Netscout Systems Inc.	1,920	46
	MTS Systems Corp.	890	45
*	LivePerson Inc.	2,711	45
	Cabot Microelectronics Corp.	1,304	43
*	Cardtronics Inc.	1,515	43
	Ebix Inc.	1,735	42
	Heartland Payment
	Systems Inc.	1,338	41
*	GT Advanced Technologies
	Inc.	6,548	38
*	FARO Technologies Inc.	931	37

46

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
*	DealerTrack Holdings Inc.	1,295	36
*	Synchronoss Technologies
	Inc.	1,513	35
*	Blucora Inc.	2,217	34
*	Volterra Semiconductor Corp.	1,404	33
*	Ultratech Inc.	984	32
*	Websense Inc.	2,059	32
*	Progress Software Corp.	1,638	31
*	TriQuint Semiconductor Inc.	5,409	30
*	Bottomline Technologies Inc.	1,329	30
	Tessera Technologies Inc.	1,873	29
*	comScore Inc.	1,956	28
*	Entropic Communications
	Inc.	4,918	27
*	LogMeIn Inc.	1,185	26
	OPNET	819	26
*	Interactive Intelligence
	Group Inc.	816	24
	Forrester Research Inc.	819	24
*	Monolithic Power Systems
	Inc.	1,107	24
*	CSG Systems International
	Inc.	1,121	24
*	Diodes Inc.	1,265	23
*	DTS Inc.	1,038	23
*	Rogers Corp.	572	23
*	Ceva Inc.	1,284	21
*	Higher One Holdings Inc.	1,667	20
	Brooks Automation Inc.	2,511	20
*	Exar Corp.	2,534	19
*	ExlService Holdings Inc.	724	19
	Badger Meter Inc.	545	18
*	Measurement Specialties
	Inc.	555	18
*	Stamps.com Inc.	759	17
	Micrel Inc.	1,685	17
*	Rofin-Sinar Technologies Inc.	754	16
*	Monotype Imaging Holdings
	Inc.	1,025	15
*	ATMI Inc.	767	14
	Park Electrochemical Corp.	495	13
*	iGATE Corp.	765	12
*	Oplink Communications Inc.	673	11
*	Dice Holdings Inc.	1,301	10
	EPIQ Systems Inc.	839	10
*	Nanometrics Inc.	643	10
*	Mercury Computer Systems
	Inc.	918	9
*	Virtusa Corp.	503	8
*	TeleTech Holdings Inc.	501	8
*	Rubicon Technology Inc.	975	8
*	QuinStreet Inc.	912	8
*	Kopin Corp.	1,699	6

			Market
			Value
		Shares	($000)
*	VASCO Data Security
	International Inc.	615	6
*	STR Holdings Inc.	1,446	5
*	Supertex Inc.	260	4
			3,457
Materials (4.5%)
	Balchem Corp.	1,623	59
	Innophos Holdings Inc.	1,209	57
	Schweitzer-Mauduit
	International Inc.	1,726	56
	Buckeye Technologies Inc.	1,447	44
	Eagle Materials Inc.	910	39
	HB Fuller Co.	1,273	39
	Deltic Timber Corp.	605	37
	Globe Specialty Metals Inc.	2,319	34
	Stepan Co.	330	32
*	KapStone Paper and
	Packaging Corp.	1,513	30
*	Clearwater Paper Corp.	777	29
	AMCOL International Corp.	832	25
*	Kraton Performance
	Polymers Inc.	1,015	22
	Haynes International Inc.	441	21
	Quaker Chemical Corp.	420	20
	Hawkins Inc.	501	19
*	LSB Industries Inc.	511	19
*	Calgon Carbon Corp.	1,364	19
	Koppers Holdings Inc.	545	18
	American Vanguard Corp.	497	15
*	Headwaters Inc.	1,428	9
			643
Telecommunication Services (0.3%)
	Atlantic Tele-Network Inc.	521	20
*	Neutral Tandem Inc.	1,268	14
*	General Communication Inc.
	Class A	827	7
			41
Utilities (4.1%)
	South Jersey Industries Inc.	1,689	85
	Piedmont Natural Gas Co. Inc.	1,849	58
	New Jersey Resources Corp.	1,245	56
	UNS Energy Corp.	1,333	53
	Southwest Gas Corp.	1,178	50
	American States Water Co.	1,046	46
	El Paso Electric Co.	1,374	45
	Northwest Natural Gas Co.	881	43
	ALLETE Inc.	930	39
	NorthWestern Corp.	1,053	39
	UIL Holdings Corp.	1,071	38
	CH Energy Group Inc.	503	33
			585
Total Common Stocks
(Cost $12,568)			14,132

47

S&P Small-Cap 600 Growth Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.158% (Cost $6)	6,132	6
Total Investments (100.0%)
(Cost $12,574)		14,138
Other Assets and Liabilities (0.0%)
Other Assets		13
Liabilities		(11)
		2

ETF Shares—Net Assets (100%)
Applicable to 200,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		14,140
Net Asset Value Per Share—ETF Shares		$70.70

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	13,217
Undistributed Net Investment Income	99
Accumulated Net Realized Losses	(740)
Unrealized Appreciation (Depreciation)	1,564
Net Assets	14,140

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

48

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	185
Interest[1]	1
Total Income	186
Expenses
The Vanguard Group—Note B
Management and Administrative	6
Custodian Fees	7
Auditing Fees	20
Shareholders’ Reports	3
Total Expenses	36
Net Investment Income	150
Realized Net Gain (Loss) on Investment Securities Sold	2,513
Change in Unrealized Appreciation (Depreciation) of Investment Securities	90
Net Increase (Decrease) in Net Assets Resulting from Operations	2,753
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

		Sept. 7,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	150	97
Realized Net Gain (Loss)	2,513	104
Change in Unrealized Appreciation (Depreciation)	90	1,474
Net Increase (Decrease) in Net Assets Resulting from Operations	2,753	1,675
Distributions
Net Investment Income
Institutional Shares	—	—
ETF Shares	(101)	(47)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(101)	(47)
Capital Share Transactions
Institutional Shares	—	(5)
ETF Shares	(16,044)	25,909
Net Increase (Decrease) from Capital Share Transactions	(16,044)	25,904
Total Increase (Decrease)	(13,392)	27,532
Net Assets
Beginning of Period	27,532	—
End of Period[2]	14,140	27,532

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $99,000 and $50,000.

See accompanying Notes, which are an integral part of the Financial Statements.

50

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares

	Year	Sept. 7,
	Ended	2010[1] to
	August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$61.18	$49.82
Investment Operations
Net Investment Income	.531[2]	.422
Net Realized and Unrealized Gain (Loss) on Investments	9.326	11.248
Total from Investment Operations	9.857	11.670
Distributions
Dividends from Net Investment Income	(.337)	(.310)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.337)	(.310)
Net Asset Value, End of Period	$70.70	$61.18

Total Return	16.17%	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$28
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.83%	0.78%[3]
Portfolio Turnover Rate[4]	45%	106%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

51

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2012, there were no investors in the Institutional share class. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

52

S&P Small-Cap 600 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $2,664,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $110,000 ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $751,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $12,574,000. Net unrealized appreciation of investment securities for tax purposes was $1,564,000, consisting of unrealized gains of $2,228,000 on securities that had risen in value since their purchase and $664,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $11,349,000 of investment securities and sold $27,326,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,107,000 and $17,830,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

		Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	229	2
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(234)	(2)
Net Increase (Decrease) —Institutional Shares	—	—	(5)	—
ETF Shares
Issued	3,107	50	28,955	500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,151)	(300)	(3,046)	(50)
Net Increase (Decrease)—ETF Shares	(16,044)	(250)	25,909	450

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2012, there were no investors in the Institutional share class.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

53

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

54

Special 2012 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
S&P Small-Cap 600 Index Fund	669
S&P Small-Cap 600 Value Index Fund	135
S&P Small-Cap 600 Growth Index Fund	80

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	87.3%
S&P Small-Cap 600 Value Index Fund	91.9
S&P Small-Cap 600 Growth Index Fund	100.0

55

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds
Periods Ended August 31, 2012

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	16.66%	17.91%
Returns After Taxes on Distributions	16.48	17.75
Returns After Taxes on Distributions and Sale of Fund Shares	10.94	15.34

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	17.33%	16.08%
Returns After Taxes on Distributions	17.10	15.89
Returns After Taxes on Distributions and Sale of Fund Shares	11.44	13.75

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	16.17%	19.93%
Returns After Taxes on Distributions	16.05	19.82
Returns After Taxes on Distributions and Sale of Fund Shares	10.59	17.12

56

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

57

Six Months Ended August 31, 2012

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,021.35	$0.41
ETF Shares	1,000.00	1,020.98	0.76
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,010.44	$1.01
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,031.06	$1.02
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

58

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, S&P Small-Cap 600 Value Index Fund, and S&P Small-Cap 600 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

59

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

60

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

61

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010)
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008)
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Standard & Poor’s®, S&P®, and S&P SmallCap 600®
Direct Investor Account Services > 800-662-2739	are registered trademarks of Standard & Poor’s
Financial Services LLC (”S&P”) and have been licensed
Institutional Investor Services > 800-523-1036	for use by The Vanguard Group, Inc. The Vanguard
Text Telephone for People	mutual funds and ETFs are not sponsored, endorsed,
With Hearing Impairment > 800-749-7273	sold, or promoted by S&P or its Affiliates, and S&P and
its Affiliates make no representation, warranty, or
This material may be used in conjunction	condition regarding the advisability of buying, selling,
with the offering of shares of any Vanguard	or holding units/shares in the funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2012: $168,000 Fiscal Year Ended August 31, 2011: $79,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2012: $4,809,780
Fiscal Year Ended August 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2012: $1,812,565
Fiscal Year Ended August 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2012: $490,518
Fiscal Year Ended August 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2012: $16,000
Fiscal Year Ended August 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2012: $506,518
Fiscal Year Ended August 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2012

VANGUARD ADMIRAL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 17, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.